PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED SEPTEMBER 9, 1999)

[LOGO]

                           $161,840,000 (APPROXIMATE)

--------------------------------------------------------------------------------

         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     Seller

                           ---------------------------

                            LITTON LOAN SERVICING LP
                                    Servicer

                           ---------------------------

                      RESIDENTIAL ASSET FUNDING CORPORATION
                                    Depositor

                           ---------------------------

                                        Initial Certificate         Pass-Through
Class                                         Balance                   Rate
-------------------------------         -------------------         ------------
A-1F...........................          $    34,480,000              7.055%(1)
A-2F...........................               18,820,000              7.170%(1)
A-1A...........................               81,771,000                (2)
M-1............................               11,531,000              7.565%(3)
M-2............................                7,825,000              7.915%(3)
B-1............................                4,942,000              8.705%(3)
B-2............................                2,471,000              8.900%(3)

-------------------------------
(1) The Class A-1F and Class A-2F Certificates will be subject to an interest rate cap and, in the case of the Class A-2F Certificates only, a 0.50% per annum increase following the optional termination date, as described in this prospectus supplement.
(2) The Class A-1A Certificates will bear interest at a variable rate that is subject to an interest rate cap and a margin increase following the optional termination date, as described in this prospectus supplement.
(3) The Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will be subject to an interest rate cap.

THE  CERTIFICATES
o Represent ownership interests in a trust consisting primarily of a pool of first and second lien residential mortgage loans. The mortgage loans will be segregated into two loan groups. Loan group 1 will consist of two sub-groups, one primarily consisting of fixed-rate FHA insured and uninsured mortgage loans and VA guaranteed and non-guaranteed mortgage loans and one consisting of fixed-rate mortgage loans that are not FHA insured or VA guaranteed. Loan group 2 will consist of adjustable-rate mortgage loans.
o Only the seven classes of certificates identified above are being offered by this prospectus supplement and the accompanying prospectus.
o The Class A-1F, Class A-2F and Class A-1A Certificates will be senior certificates.
o The Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are subordinate to and provide credit enhancement for the Class A-1F, Class A-2F and Class A-1A Certificates. The Class M-2, Class B-1, and Class B-2 Certificates are also subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class B-1 and Class B-2 Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates. The Class B-2 Certificates are subordinate to and provide credit enhancement for the Class B-1 Certificates.
CREDIT ENHANCEMENT
o Subordination--The subordinate certificates are subordinate in right of certain payments to the senior certificates.
o Overcollateralization--Certain excess interest received from the mortgage loans will be applied as payments of principal on the certificates to maintain a required level of overcollateralization.
o Certain of the mortgage loans will be covered by either insurance from the Federal Housing Administration or a guaranty from the United States Department of Veterans Affairs.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The underwriters will offer the certificates offered by this prospectus supplement from time to time at varying prices to be determined at the time of sale. The certificates will be available for delivery to investors in book-entry form through the facilities of The Depository Trust Company, Clearstream Luxembourg and the Euroclear System on or about December 13, 2000.

FIRST UNION SECURITIES, INC.                            BEAR, STEARNS & CO. INC.
          The date of this prospectus supplement is December 7, 2000.


CAREFULLY CONSIDER THE "RISK FACTORS" BEGINNING ON PAGE S-9 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 3 IN THE ACCOMPANYING PROSPECTUS.

The offered certificates are not insured or guaranteed by any governmental agency or instrumentality.

The offered certificates represent interest in the trust only and will not be obligations of or represent interests in any other entity. This prospectus supplement may be used to offer and sell the offered certificates only if it is accompanied by the prospectus.

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         We provide information to you about the certificates in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates, and (2) this prospectus supplement, which describes the specific terms of your series of certificates. IF THE ACCOMPANYING PROSPECTUS CONTEMPLATES MULTIPLE OPTIONS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT AS TO THE APPLICABLE OPTION.

         We cannot sell the certificates to you unless you have received both this prospectus supplement and the accompanying prospectus.

         We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions are located.

                                TABLE OF CONTENTS

SUMMARY......................................................................S-1

RISK FACTORS.................................................................S-9

     Nature of sub-prime mortgage loans may increase risk of loss............S-9
     Inclusion of delinquent mortgage loans increases risk of loss...........S-9
     There are risks involving unpredictability of prepayments and the effect of prepayments on yields..................................S-9
     There are risks related to owner-financed mortgage loans...............S-10
     The recovery of defaulted  amounts  under FHA and VA programs is uncertain........................................................S-10
     There are risks relating to alternatives to foreclosure................S-11
     There is a risk that interest payments may be insufficient to maintain overcollateralization...................................S-11
     There is a risk that mortgage interest rates will affect
        the offered certificates............................................S-11
     There are risks relating to subordinate loans..........................S-12
     There are risks in holding subordinate certificates....................S-12
     There is a risk that interest payments on the mortgage loans may be insufficient to pay interest on your certificates............S-13
     There is a risk relating to the potential  inadequacy
        of credit enhancement for the offered certificates..................S-13
     There is a risk because the certificates are not obligations of any entity.......................................................S-13
     There  is a risk  that  there  may be a delay  in  receipt of liquidation proceeds, and that liquidation proceeds may be less than the outstanding balance of the mortgage loan..............S-14
     There is an increased risk of loss relating to high combined loan-to-value ratios................................................S-14
     There are risks relating to geographic concentration
        of the mortgage loans...............................................S-14
     There are risks relating to balloon loans..............................S-14
     The lack of a secondary market may limit your ability
        to sell your certificates...........................................S-15
     Violations of federal and state laws may cause losses
        on your certificates................................................S-15
     In the event the  seller is not able to  repurchase
        or replace defective mortgage loans you may suffer losses
        on your certificates................................................S-15
     There are risks of non-payment of insured amounts
        under the primary mortgage insurance policy.........................S-16

THE MORTGAGE POOL...........................................................S-17

     General................................................................S-17
     Group 1 Mortgage Loan Statistics.......................................S-19
     Sub-group 1A Mortgage Loan Statistics..................................S-27
     Sub-group 1B Mortgage Loan Statistics..................................S-28
     Group 2 Mortgage Loan Statistics.......................................S-29
     The Index..............................................................S-40
     FHA Mortgage Loans and VA Mortgage Loans...............................S-41
     Terms of the Mortgage Loans............................................S-43
     Primary Mortgage Insurance.............................................S-44

THE SELLER..................................................................S-44

UNDERWRITING STANDARDS......................................................S-45

THE SERVICER................................................................S-46

THE POOLING AND SERVICING AGREEMENT.........................................S-48

     General................................................................S-48
     Assignment of the Mortgage Loans.......................................S-49
     Payments on Mortgage Loans; Deposits to Collection Account
        and Distribution Account............................................S-50
     Advances...............................................................S-51
     The Trustee............................................................S-52
     Servicing and Other Compensation and Payment of Expenses...............S-52
     Pledge and Assignment of Servicer's Rights.............................S-53
     Optional Termination...................................................S-53
     Optional Purchase of Defaulted Loans...................................S-53
     Events of Servicing Termination........................................S-53
     Rights upon Event of Servicing Termination.............................S-54
     Voting Rights..........................................................S-54
     Amendment..............................................................S-54

DESCRIPTION OF THE CERTIFICATES.............................................S-55

     General................................................................S-55
     Book-Entry Certificates................................................S-55
     Allocation of Available Funds..........................................S-59
     Interest Distributions.................................................S-59
     Principal Distributions................................................S-61
     Allocation of Losses...................................................S-65
     Application of Monthly Excess Cashflow Amounts.........................S-66
     Pass-Through Rates.....................................................S-68
     Calculation of LIBOR...................................................S-69
     Reports to Certificateholders..........................................S-70

PREPAYMENT AND YIELD CONSIDERATIONS.........................................S-70

     Additional Information.................................................S-72
     Weighted Average Lives.................................................S-72
     Final Scheduled Distribution Dates.....................................S-82

USE OF PROCEEDS.............................................................S-82


MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................................S-82

     REMIC Elections........................................................S-82
     Taxation of the Offered Certificates...................................S-82
     Other Matters..........................................................S-84

STATE TAX CONSIDERATIONS....................................................S-84

ERISA CONSIDERATIONS........................................................S-84

LEGAL INVESTMENT............................................................S-86

PLAN OF DISTRIBUTION........................................................S-86

ADDITIONAL INFORMATION......................................................S-87

LEGAL MATTERS...............................................................S-87

RATINGS.....................................................................S-87

                                     SUMMARY

o THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE CERTIFICATES, CAREFULLY READ THIS ENTIRE PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS.

o THIS SUMMARY PROVIDES AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION TO AID YOUR UNDERSTANDING AND IS QUALIFIED BY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. SOME OF THE INFORMATION CONSISTS OF FORWARD-LOOKING STATEMENTS RELATING TO FUTURE ECONOMIC PERFORMANCE OR PROJECTIONS AND OTHER FINANCIAL ITEMS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE PROJECTED RESULTS. THOSE RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS, GENERAL ECONOMIC AND BUSINESS CONDITIONS, REGULATORY INITIATIVES AND COMPLIANCE WITH GOVERNMENTAL REGULATIONS, AND VARIOUS OTHER MATTERS, ALL OF WHICH ARE BEYOND OUR CONTROL. ACCORDINGLY, WHAT ACTUALLY HAPPENS MAY BE VERY DIFFERENT FROM WHAT WE PREDICT IN OUR FORWARD-LOOKING STATEMENTS.

                         -------------------------------

ISSUER

2000-CB4 Trust (the "Trust").

TITLE OF SERIES

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB4.

THE CERTIFICATES

The Class A-1F, Class A-2F, Class A-1A, Class M-1, Class M-2, Class B-1, Class B-2, Class N, Class X and Class R Certificates are the entire ownership interest in a trust fund which is composed of first and second lien mortgage loans. The Trust will issue the certificates pursuant to a pooling and servicing agreement among Credit-Based Asset Servicing and Securitization LLC, as seller, Residential Asset Funding Corporation, as depositor, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. The Trust is offering the Class A-1F, Class A-2F, Class A-1A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates as book-entry securities clearing through The Depository Trust Company ("DTC") (in the United States) or Clearstream Banking ("Clearstream" and formerly known as Cedel Bank) or the Euroclear System ("Euroclear") (in Europe). See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in this prospectus supplement.

THE OFFERED CERTIFICATES

The underwriters are offering to sell the Class A-1F, Class A-2F, Class A-1A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates. The Class N, Class X and Class R Certificates are not being offered.

DEPOSITOR OF MORTGAGE LOANS

Residential Asset Funding Corporation, a North Carolina corporation is the depositor ("Depositor").

MORTGAGE LOAN SELLER

On the closing date, Credit-Based Asset Servicing and Securitization LLC will sell the mortgage loans to the depositor. The mortgage loans were acquired generally in accordance with the underwriting standards described in "Underwriting Standards" in this prospectus supplement.

SERVICER

Litton Loan Servicing LP will service the mortgage loans. Subject to certain limitations, the servicer must advance delinquent payments of principal and interest on the mortgage loans, other than with respect to simple interest mortgage loans and REO Properties. See "Pooling and Servicing Agreement-- Advances" in this prospectus supplement and "Servicing of the Loans--Advances and Limitations Thereon" in the Prospectus. The servicer is a wholly-owned subsidiary of the seller of the mortgage loans.

TRUSTEE

The Chase Manhattan Bank, a New York banking corporation.

CUT-OFF DATE

November 1, 2000.

CLOSING DATE

On or about December 13, 2000.

FINAL SCHEDULED DISTRIBUTION DATES

The final scheduled distribution date for each class of offered Certificates is set forth below:

                                        Final Scheduled
        Class                          Distribution Date
        -----                          -----------------
o     Class A-1F                          April 25, 2013
o     Class A-2F                       November 25, 2031
o     Class A-1A                       February 25, 2030
o     Class M-1                        November 25, 2031
o     Class M-2                        November 25, 2031
o     Class B-1                        November 25, 2031
o     Class B-2                        November 25, 2031

Each such final scheduled distribution date has been calculated as described under "Prepayment and Yield Considerations--Final Scheduled Distribution Dates" in this prospectus supplement.

THE MORTGAGE POOL

On the closing date, the Trust will acquire a pool of mortgage loans that will be divided into two loan groups, loan group 1 and loan group 2. Loan group 1 is further divided into two sub-groups, sub-groups 1A and 1B.

Loan group 1 will consist of two sub-groups with the following aggregate characteristics (percentages are based on the aggregate principal balance as of November 1, 2000):

Aggregate Unpaid Principal Balance     $82,772,965.81

Aggregate Original Principal Balance   $91,143,428.01

Weighted Average Coupon (Gross)                9.826%

Gross Coupon Range                  3.000% to 18.000%

Average Unpaid Principal Balance           $65,588.72

Maximum Unpaid Principal Balance          $863,746.47

Minimum Unpaid Principal Balance              $248.96

Average Original Principal Balance         $72,221.42

Maximum Original Principal Balance        $865,000.00

Minimum Original Principal Balance          $8,900.00

Weighted Average Stated Remaining Term     266 months

Stated Remaining Term Range           2 to 359 months

Weighted Average Seasoning                  39 months

Age Range                             1 to 411 months

Weighted Average Original Term             305 months

Original Term Range                  36 to 424 months

Weighted Average CLTV                         83.709%

CLTV Range                         3.594% to 122.440%

Weighted Average Net Coupon                    9.051%

Percentage of Loans with Prepayment Penalties  22.20%

Percentage of Second Lien Loans                 0.35%

Percentage of Simple Interest Loans             2.57%

Percentage of Loans with Primary
Mortgage Insurance                             31.27%

Percentage of FHA Insured Loans                 7.21%

Percentage of FHA Uninsured Loans               3.66%

Percentage of VA Guaranteed Loans               1.54%

Percentage of VA Non-guaranteed Loans           0.26%

Percentage of Sub-Prime Loans                  59.09%

Percentage of Performing Loans                 89.16%

Percentage of Owner-Financed Loans             11.87%

Percentage of Sub-Performing Loans              5.65%

   Sub-Performing with Forbearance Plans        0.40%

   Sub-Performing with Bankruptcy Plans         0.51%

Percentage of Re-Performing Loans               5.19%

   Re-Performing with Forbearance Plans         1.34%

   Re-Performing with Bankruptcy Plans          2.29%

Percentage of Delinquent Loans                  5.65%

   30-59 Days Delinquent                        4.70%

   60-89 Days Delinquent                        0.95%

Maximum ZIP Code Concentration (%)              1.04%

Maximum ZIP Code Concentration (ZIP)            75034

Geographic Concentration in Excess of 5%:

New York                                       21.88%

California                                     13.89%

Florida                                         8.04%

Texas                                           7.85%

Michigan                                        5.78%

Sub-group 1A will consist of FHA insured, FHA uninsured, VA guaranteed and VA non-guaranteed fixed-rate mortgage loans with the following characteristics (percentages are based on the aggregate principal balance of the applicable sub-group as of November 1, 2000):

Aggregate Unpaid Principal Balance     $10,476,051.36

Aggregate Original Principal Balance   $15,593,650.31

Weighted Average Coupon (Gross)                8.214%

Gross Coupon Range                  5.000% to 16.500%

Average Unpaid Principal Balance           $27,069.90

Maximum Unpaid Principal Balance          $249,437.02

Minimum Unpaid Principal Balance              $248.96

Average Original Principal Balance         $40,293.67

Maximum Original Principal Balance        $252,400.00

Minimum Original Principal Balance          $8,900.00

Weighted Average Stated Remaining Term     270 months

Stated Remaining Term Range           2 to 359 months

Weighted Average Seasoning                  83 months

Age Range                             1 to 411 months

Weighted Average Original Term             353 months

Original Term Range                 168 to 420 months

Weighted Average CLTV                         99.690%

CLTV Range                        51.700% to 121.370%

Weighted Average Net Coupon                    7.714%

Percentage of Loans with Prepayment Penalties   0.00%

Percentage of Second Lien Loans                 0.00%

Percentage of Simple Interest Loans             0.00%

Percentage of Loans with Primary
Mortgage Insurance                              0.00%

Percentage of FHA Insured Loans                56.93%

Percentage of FHA Uninsured Loans              28.88%

Percentage of VA Guaranteed Loans              12.16%

Percentage of VA Non-guaranteed Loans           2.02%

Percentage of Sub-Prime Loans                   0.00%

Percentage of Performing Loans                 80.12%

Percentage of Owner-Financed Loans              0.00%

Percentage of Sub-Performing Loans             12.14%

   Sub-Performing with Forbearance Plans        0.62%

   Sub-Performing with Bankruptcy Plans         1.09%

Percentage of Re-Performing Loans               7.75%

   Re-Performing with Forbearance Plans         4.06%

   Re-Performing with Bankruptcy Plans          0.00%

Percentage of Delinquent Loans                 12.14%

   30-59 Days Delinquent                       12.14%

   60-89 Days Delinquent                        0.00%

Maximum ZIP Code Concentration (%)              3.20%

Maximum ZIP Code Concentration (ZIP)            10469

Geographic Concentration in Excess of 5% :

Florida                                        15.73%

New York                                       10.90%

Ohio                                            8.38%

Pennsylvania                                    8.14%

Virginia                                        6.33%

California                                      6.13%

Texas                                           5.17%

Maryland                                        5.10%

Sub-group 1B will consist of conventional fixed-rate mortgage loans with the following characteristics (percentages are based on the aggregate principal balance of the applicable sub-group as of November 1, 2000):

Aggregate Unpaid Principal Balance     $72,296,914.45

Aggregate Original Principal Balance   $75,549,777.70

Weighted Average Coupon (Gross)               10.059%

Gross Coupon Range                  3.000% to 18.000%

Average Unpaid Principal Balance           $82,625.05

Maximum Unpaid Principal Balance          $863,746.47

Minimum Unpaid Principal Balance            $9,333.13

Average Original Principal Balance         $86,342.60

Maximum Original Principal Balance        $865,000.00

Minimum Original Principal Balance         $11,808.28

Weighted Average Stated Remaining Term     265 months

Stated Remaining Term Range           8 to 358 months

Weighted Average Seasoning                  33 months

Age Range                             2 to 353 months

Weighted Average Original Term             298 months

Original Term Range                  36 to 424 months

Weighted Average CLTV                         81.393%

CLTV Range                         3.594% to 122.440%

Weighted Average Net Coupon                    9.244%

Percentage of Loans with Prepayment Penalties  25.41%

Percentage of Second Lien Loans                 0.41%

Percentage of Simple Interest Loans             2.95%

Percentage of Loans with Primary
Mortgage Insurance                             35.80%

Percentage of FHA Loans                         0.00%

Percentage of FHA Uninsured Loans               0.00%

Percentage of VA Guaranteed Loans               0.00%

Percentage of VA Non-guaranteed Loans           0.00%

Percentage of Sub-Prime Loans                  67.65%

Percentage of Performing Loans                 90.47%

Percentage of Owner-Financed Loans             13.59%

Percentage of Sub-Performing Loans              4.72%

   Sub-Performing with Forbearance Plans        0.37%

   Sub-Performing with Bankruptcy Plans         0.43%

Percentage of Re-Performing Loans               4.82%

   Re-Performing with Forbearance Plans         0.95%

   Re-Performing with Bankruptcy Plans          2.63%

Percentage of Delinquent Loans                  4.72%

   30-59 Days Delinquent                        3.62%

   60-89 Days Delinquent                        1.09%

Maximum ZIP Code Concentration (%)              1.19%

Maximum ZIP Code Concentration (ZIP)            75034

Geographic Concentration in Excess of 5% :

New York                                       23.48%

California                                     15.01%

Texas                                           8.24%

Florida                                         6.92%

Michigan                                        6.50%

Loan group 2 will consist of adjustable-rate mortgage loans with the following characteristics (percentages are based on the aggregate principal balance as of November 1, 2000):

Aggregate Unpaid Principal Balance     $81,948,589.40

Aggregate Original Principal Balance   $83,236,289.02

Weighted Average Coupon (Gross)               10.728%

Gross Coupon Range                  6.500% to 16.500%

Weighted Average Margin (Gross)                6.026%

Gross Margin Range                   2.000% to 9.750%

Weighted Average Life Cap (Gross)             16.823%

Gross Life Cap Range: Max          10.000% to 21.500%

Weighted Average Life Floor (Gross)           10.289%

Gross Life Floor Range: Min         0.500% to 14.875%

Average Unpaid Principal Balance          $114,134.53

Maximum Unpaid Principal Balance          $632,985.80

Minimum Unpaid Principal Balance           $13,533.57

Average Original Principal Balance        $115,927.98

Maximum Original Principal Balance        $650,000.00

Minimum Original Principal Balance         $14,000.00

Weighted Average Stated Remaining Term     338 months

Stated Remaining Term Range         109 to 357 months

Weighted Average Seasoning                  19 months

Age Range                             3 to 204 months

Weighted Average Original Term             357 months

Original Term Range                 180 to 360 months

Weighted Average CLTV                         79.227%

CLTV Range                        17.778% to 117.209%

Weighted Average Periodic Interest Cap         1.308%

Periodic Interest Cap Range          1.000% to 2.000%

Weighted Average Months to Interest Roll    16 months

Months to Interest Roll Range          0 to 72 months

Weighted Average Interest Roll Frequency     6 months

Interest Roll Frequency Range          6 to 36 months

Weighted Average Initial Rate Cap              1.682%

Initial Rate Cap Range               1.000% to 6.000%

Percentage of Loans with Prepayment Penalties  68.04%

Index

   Six Month LIBOR                             91.87%

   1 YR CMT                                     7.06%

   Other                                        1.07%

Mortgage Interest Rates by Index

   Six Month LIBOR                             10.95%

   1 YR CMT                                     8.04%

   Other                                        9.75%

Gross Margin by Index

   Six Month LIBOR                              6.30%

   1 YR CMT                                     2.85%

   Other                                        3.23%

Weighted Average Net Coupon                    9.763%

Percentage of Simple Interest Loans             0.09%

Percentage of Second Lien Loans                 0.00%

Percentage of Loans with Primary
Mortgage Insurance                             51.12%

Percentage of FHA Loans                         1.52%

Percentage of FHA Uninsured Loans               0.48%

Percentage of VA Guaranteed Loans               0.21%

Percentage of VA Non-guaranteed Loans           0.00%

Percentage of Sub-Prime Loans                  97.23%

Percentage of Performing Loans                 94.62%

Percentage of Owner-Financed Loans              0.00%

Percentage of Sub-Performing Loans              2.48%

   Sub-Performing with Forbearance Plans        0.43%

   Sub-Performing with Bankruptcy Plans         0.00%

Percentage of Re-Performing Loans               2.89%

   Re-Performing with Forbearance Plans         0.89%

   Re-Performing with Bankruptcy Plans          1.39%

Percentage of Delinquent Loans                  2.48%

   30-59 Days Delinquent                        2.48%

   60-89 Days Delinquent                        0.00%

Maximum ZIP Code Concentration (%)              1.15%

Maximum ZIP Code Concentration (ZIP)            10504

Geographic Concentration in Excess of 5% :

California                                     30.86%

Illinois                                        5.87%

Colorado                                        5.50%

Michigan                                        5.25%

See "The Mortgage Pool" in this prospectus supplement for more information about the mortgage loans.

DISTRIBUTIONS--GENERAL

The distribution date will be the 25th day of each month or, if such day is not a business day, the next business day, beginning on December 26, 2000. Distributions will generally include payments made on the mortgage loans during the related collection period. The collection period for any distribution date is the period from the second day of the calendar month preceding the month in which the distribution date occurs through the first day of the calendar month in which the distribution date occurs.

RECORD DATE

The record date for each  distribution  date will be as  follows:  for the Class
A-1A Certificates, the business day before such distribution date (unless definitive certificates are issued), and for the other certificates, the last business day of the month preceding the month in which the distribution date occurs (or the closing date, in the case of the first distribution date).

INTEREST DISTRIBUTIONS

On each distribution date, you will be entitled to receive, to the extent of funds available for your class of certificates, interest accrued on your certificate during the related accrual period and any interest which you earned previously but which you did not receive. The accrual period for all offered certificates, except for the Class A-1A Certificates, is the month immediately preceding the month in which such distribution date occurs. Except for the first accrual period, the accrual period for the Class A-1A

Certificates is the period from the distribution date in the prior month to the day prior to the current distribution date. The first accrual period for the Class A-1A Certificates will begin on the closing date and end on December 25, 2000. Interest will be calculated for all offered certificates, except for the Class A-1A Certificates, on the basis of a 360-day year consisting of twelve 30-day months. Interest will be calculated for the Class A-1A Certificates on the basis of the actual number of days in the accrual period, based on a 360-day year.

There are certain circumstances which could reduce the amount of interest paid to you. See "Description of the Certificates--Interest Distributions" in this prospectus supplement.

PASS-THROUGH RATES

Interest will accrue on the Class A-1F and Class A-2F Certificates during each accrual period at a rate equal to the least of (i) the per annum rate for such class as set forth on the cover page, plus, for the Class A-2F Certificates only, following the optional termination date, 0.50% per annum, (ii) the Group 1 Net Funds Cap as described under "Description of the Certificates--Pass-Through Rates" in this prospectus supplement, and (iii) the Pool Cap, as described under "Description of the Certificates--Pass-Through Rates" in this prospectus supplement.

Interest will accrue on the Class A-1A Certificates during each accrual period at a rate equal to the least of (i) the sum of one-month LIBOR plus (a) a margin of 0.32% on or prior to the optional termination date as described below under "Optional Termination" and (b) a margin of 0.64% following the optional termination date, (ii) the Group 2 Net Funds Cap as described under "Description of the Certificates--Pass-Through Rates" in this prospectus supplement, and
(iii) the Pool Cap, as described under "Description of the Certificates--Pass-Through Rates" in this prospectus supplement.

Interest will accrue on the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates during each accrual period at a rate equal to the lesser of (i) the applicable per annum rate for such class as set forth on the cover page, and
(ii) the Pool Cap as described under "Description of the Certificates--Pass-Through Rates" in this prospectus supplement.

PRINCIPAL DISTRIBUTIONS

On each distribution date, you will receive a distribution of principal if there are funds available on that date for your class of certificates. You should review the priority of payments described under "Description of the Certificates--Principal Distributions" in this prospectus supplement.

CREDIT ENHANCEMENT

Credit enhancement reduces the risk of harm caused to holders of certificates by shortfalls in payments received on the mortgage loans. They can reduce the effect of shortfalls on all classes, or they can allocate shortfalls so they affect some classes before others. This transaction employs the following four forms of credit enhancement. See "Description of the Certificates" in this prospectus supplement.

SUBORDINATION. On each distribution date, classes that are lower in order of payment priority will not receive payments until the classes that are higher in order of payment priority have been paid in accordance with the priority of distributions set forth under "Description of the Certificates--Principal Distributions" in this prospectus supplement. If there are insufficient funds on a distribution date to pay all classes, the subordinate classes are the first to forego payment.

OVERCOLLATERALIZATION. Although the total initial principal balance of the mortgage loans is $164,721,555.21, the total initial principal amount of the offered certificates is only $161,840,000.00. The remaining 1.75% of the total principal balance of the mortgage loans will absorb losses on the mortgage loans before such losses affect the certificates. If the level of overcollateralization falls below what is required under the pooling and servicing agreement, the excess interest described in the next section will be paid to the offered certificates as principal. This will have the effect of reducing the principal balance of the certificates faster than the principal balance of the mortgage loans until the required level of overcollateralization is reached.

MONTHLY EXCESS CASHFLOW. Because more interest is expected to be paid by the mortgagors than is necessary to pay the interest earned on the offered certificates, we expect there to be excess interest each month. The excess interest will be used to maintain overcollateralization, to pay interest that was previously earned but not paid to the offered certificates, and to reimburse the offered certificates for losses and certain shortfalls that they experienced previously.

APPLICATION OF REALIZED LOSSES. If, on any distribution date after the balances of the offered certificates have been reduced by the amount of cash paid on that date, the total principal balance of the offered certificates is greater than the total principal balance of the mortgage loans, the principal balance of the offered certificates that are lower in order of payment priority will be reduced by the amount of such excess.

OPTIONAL TERMINATION

The seller has the option to purchase all the mortgage loans and any properties that the trust acquired in satisfaction of any of the mortgage loans. This option can be exercised when the total principal balance of the mortgage loans, including the mortgage loans related to the properties which the trust has acquired, is 10% or less of the total principal balance of the mortgage loans on the cut-off date. If the option is exercised, your certificate will be retired early and you will be entitled to the following amounts to the extent available therefor:

o    the outstanding principal balance of your certificate;

o    one month's interest on such balance at the related pass-through rate;

o    any interest previously earned but not paid; and

o in the case of the Class A-1A Certificates only, any "LIBOR Carryover Amount", as described in this prospectus supplement, from all previous distribution dates.

You will receive the last two items only to the extent that there is enough cash to make such payments. See "Pooling and Servicing Agreement-- Termination" in this prospectus supplement.

CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

Two or more real estate mortgage investment conduits (each, a "REMIC"), as defined under Sections 860A through 860G of the Internal Revenue Code, will constitute the trust assets. The Trustee will make an election to treat this trust as a REMIC Trust for federal income tax purposes.

For further information regarding the federal income tax consequences of investing in the offered certificates, see "Certain Material Federal Income Tax Consequences" in this prospectus supplement and "Federal Income Tax Consequences" in the Prospectus.

RATINGS

The Trust will not issue the certificates unless they receive the respective ratings set forth below from Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. (" Moody's") and Fitch, Inc. (" Fitch"):

    Class           S&P        Moody's        Fitch
    -----           ---        -------        -----
     A-1A           AAA          Aaa           AAA

     A-1F           AAA          Aaa           AAA

     A-2F           AAA          Aaa           AAA

     M-1            AA           Aa2           AA

     M-2             A            A2            A

     B-1            BBB          Baa2          BBB

     B-2         Not Rated    Not Rated        BBB

The ratings on the certificates indicate the likelihood that you will receive all funds to which you are entitled by the terms of your certificate. The rating agency that issues the rating reviews the nature and credit quality of the mortgage loans and the soundness of the structure which the depositor has created to allow the payments on the mortgage loans to flow to the holders of the certificates. A rating is not a recommendation to buy, sell or hold securities and the rating agency can revise or withdraw it at any time. A rating does not address the likelihood of the payment of any LIBOR Carryover Amount, the frequency of prepayments on the mortgage loans or the effect of such prepayments on your yield. See "Prepayment and Yield Considerations" and "Ratings" in this prospectus supplement and "Prepayment and Yield Considerations" in the prospectus.

LEGAL INVESTMENT

You should consult with counsel to see if you are permitted to buy the offered certificates, since legal investment rules will vary depending on the type of entity purchasing the offered certificates, whether that entity is subject to regulatory authority, and if so, by whom. The offered certificates will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, because the mortgage loans contain second lien mortgage loans and owner-financed mortgage loans that were originated by individuals and not by financial institutions or mortgagees approved by the Secretary of Housing and Urban Development. See "Legal Investment" in this prospectus supplement and in the prospectus.

ERISA CONSIDERATIONS

The Class A Certificates may be purchased by an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, and by persons investing on behalf of or with plan assets of such plans, provided certain conditions are met. Other than insurance company general accounts which satisfy the conditions described under "ERISA Considerations" herein, persons investing on behalf of or with such plan assets may not purchase the Class M-1, Class M-2, Class B-1 or Class B-2 Certificates. See "ERISA Considerations" in this prospectus supplement and in the prospectus.

                                  RISK FACTORS

         Investors should consider, among other things, the following factors -- as well as the factors listed under "Risk Factors" in the accompanying prospectus -- before deciding to invest in the certificates.

NATURE OF SUB-PRIME MORTGAGE LOANS MAY INCREASE RISK OF LOSS.

         Approximately 59.09% of the mortgage loans in loan group 1 and approximately 97.23% of the mortgage loans in loan group 2 (in each case, by aggregate principal balance as of the cut-off date) are of sub-prime credit quality; i.e. do not meet the customary credit standards of FHLMC and FNMA. Delinquencies and liquidation proceedings are more likely with these mortgage loans than with mortgage loans that satisfy such credit standards. In the event these mortgage loans do become delinquent or subject to liquidation, you may face delays in receiving payment and losses if the credit enhancements are insufficient to cover the delays and losses.

INCLUSION OF DELINQUENT MORTGAGE LOANS INCREASES RISK OF LOSS.

         Approximately 4.70% and 0.95% of the mortgage loans in loan group 1 (by aggregate principal balance as of the cut-off date) were 30 to 59 days and 60 to 89 days, respectively, contractually delinquent and approximately 2.48% and none of the mortgage loans in loan group 2 (by aggregate principal balance as of the cut-off date) were 30 to 59 days and 60 to 89 days, respectively, contractually delinquent. Approximately 5.19% and 2.89% of the mortgage loans in loan group 1 and loan group 2, respectively (in each case, by aggregate principal balance as of the cut-off date), were re-performing mortgage loans that were 90 days or more contractually delinquent. As a result, the mortgage pool may bear more risk than a pool of mortgage loans without any delinquencies but with otherwise comparable characteristics. It is possible that a delinquent mortgage loan (including a mortgage loan that is a reperforming mortgage loan) will not ever become current or, if it does become current, that the mortgagor may become delinquent again.

         These past due payments on mortgage loans which were delinquent on or prior to the cut-off date are called "arrearages" and, to the extent previously advanced, are not a part of the Trust. The servicer will be required to make advances of delinquent payments of principal and interest on delinquent mortgage loans (other than simple interest mortgage loans), each to the extent such advances are deemed recoverable, until such mortgage loans become current or the related mortgaged property is acquired through foreclosure. In the event that a mortgage loan is liquidated before the related arrearage is reduced to zero, the arrearage, together with reimbursements for advances of principal and interest and servicing advances with respect to such mortgage loan, will reduce the liquidation proceeds available for distribution to certificateholders.

THERE ARE RISKS INVOLVING UNPREDICTABILITY OF PREPAYMENTS AND THE EFFECT OF PREPAYMENTS ON YIELDS.

         Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which mortgagors will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

o If you purchase your certificates at a discount and principal is repaid more slowly than you anticipate, then your yield may be lower than you anticipate.

o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, those mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on such mortgage loans. Conversely, if prevailing interest rates rise significantly, the prepayments on fixed-rate mortgage loans are likely to decrease.

o Approximately 45.00% of the mortgage loans, representing approximately 22.20% of the mortgage loans in loan group 1 (by aggregate principal balance as of the cut-off date) and approximately 68.04% of the mortgage loans in loan group 2 (by aggregate principal balance as of the cut-off date) require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during periods ranging from one year to five years after the mortgage loan was originated. A prepayment penalty may discourage a mortgagor from prepaying the mortgage loan during the applicable period. Such prepayment penalties will be distributed to holders of the Class N Certificates and not to holders of the offered certificates.

o The seller may be required to purchase mortgage loans from the Trust in the event certain breaches of representations and warranties have not been cured. In addition, the seller has the option to purchase mortgage loans sixty days or more delinquent. These purchases will have the same effect on the holders of the offered certificates as a prepayment of the mortgage loans.

o If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

o    The   overcollateralization   provisions  are  intended  to  result  in  an
     accelerated rate of principal distributions to holders of the offered certificates.

         See "Prepayment and Yield Considerations" for a description of factors that may influence the rate and timing of prepayments on the mortgage loans.

THERE ARE RISKS RELATED TO OWNER-FINANCED MORTGAGE LOANS.

         REDUCED UNDERWRITING STANDARDS. Approximately 11.87% of the mortgage loans in loan group 1 (by aggregate principal balance as of the cut-off date) are owner-financed mortgage loans. None of the mortgage loans in loan group 2 are owner-financed mortgage loans. These mortgage loans were originated by the individual sellers of the related mortgaged property who generally are inexperienced in matters pertaining to mortgage banking These mortgage loans were originated with less stringent standards than the other mortgage loans. The mortgagor under an owner-financed mortgage loan generally does not complete a mortgage loan application and the seller of the related property generally does not verify the income or employment of the related mortgagor, nor obtain other information customarily obtained during the mortgage loan origination process. As a result, certain information concerning the owner-financed mortgage loans that may be of interest to you is not available. In connection with an acquisition of an owner-financed mortgage loan, the seller obtained and reviewed the credit history and payment history of the mortgagor, as well as conducted an assessment of the value of the property.

         APPRAISALS MAY BE INACCURATE. In acquiring owner-financed mortgage loans, the seller assesses the value of a property, generally using either a prior appraisal, which must be re-certified if older than six months, or a drive-by appraisal. A drive-by appraisal is not as accurate as a full real estate appraisal because the appraiser does not have access to the interior of the mortgaged property and may not have access to the rear of the mortgaged property. As a result, the appraisal may reflect assumptions the appraiser made regarding the interior or the rear of the mortgaged property which may not be accurate. To the extent the seller has over-appraised the value of a property, such amount may not be recovered during a liquidation proceeding.

THE RECOVERY OF DEFAULTED AMOUNTS UNDER FHA AND VA PROGRAMS IS UNCERTAIN.

         Approximately 8.74% of the mortgage loans in loan group 1 and approximately 1.73% of the mortgage loans in loan group 2 (in each case, by aggregate principal balance as of the cut-off date) are covered by either insurance from the Federal Housing Administration or a guaranty from the United States Department of Veterans Affairs. As described in this prospectus supplement, the amount of coverage may be limited. In addition, recovery of the insured amounts from these agencies is dependent upon material compliance by the originator and the servicer with applicable regulations. These regulations are subject to interpretative uncertainties. If upon filing a claim for recovery of a defaulted amount, it is discovered that the mortgage loan did not comply with a regulation, the servicer may not be able to fully recover the insured amounts. Defaults on mortgage loans either insured by the Federal Housing Administration or guaranteed by the United States Department of Veterans Affairs should have the same effect on the related certificates as a prepayment of such mortgage loans. However, in the event that such guaranty or insurance is no longer available to provide protection or does not cover the full amount of the loss, any losses on such mortgage loans will be borne by the related certificateholders. See "The Mortgage Pool--FHA Mortgage Loans and VA Mortgage Loans" in this prospectus supplement.

THERE ARE RISKS RELATING TO ALTERNATIVES TO FORECLOSURE.

         Certain of the mortgage loans will be delinquent as of the closing date. Other mortgage loans may become delinquent after the closing date. The servicer may either foreclose on any such mortgage loan or work out an agreement with the mortgagor, which may involve waiving or modifying certain terms of the mortgage loan. If the servicer extends the payment period or accepts a lesser amount than the amount due pursuant to the mortgage note in satisfaction of the mortgage note, your yield may be reduced.

THERE IS A RISK THAT INTEREST PAYMENTS MAY BE INSUFFICIENT TO MAINTAIN OVERCOLLATERALIZATION.

         Because the weighted average of the interest rates on the mortgage loans is expected to be higher than the weighted average of the interest rates on the certificates, the mortgage loans are expected to generate more interest than is needed to pay interest owed on the certificates as well as certain fees and expenses of the Trust. After these financial obligations of the Trust are covered, the available excess interest will be used to maintain overcollateralization. Any remaining interest will then be used to compensate for losses that occur on the mortgage loans. We cannot assure you, however, that enough excess interest will be generated to maintain the overcollateralization level required by the rating agencies. The factors described below will affect the amount of excess interest that the mortgage loans will generate:

o Every time a mortgage loan is prepaid in full, excess interest will be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

o Every time a mortgage loan is liquidated or written off, excess interest will be reduced because such mortgage loans will no longer be outstanding and generating interest.

o If the rates of delinquencies, defaults or losses on the mortgage loans are higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available on such date to pay certificateholders.

o The pass-through rate of the Class A-1A Certificates is based on one-month LIBOR while all the mortgage loans in loan group 2 have rates that are adjusted based on an index that in certain cases is different from the index used to determine rates on the Class A-1A Certificates. As a result, interest rates on the Class A-1A Certificates may increase relative to interest rates on the mortgage loans in loan group 2, thus requiring that more of the interest generated by the mortgage loans be applied to cover interest on the Class A-1A Certificates.

THERE  IS  A  RISK  THAT  MORTGAGE   INTEREST  RATES  WILL  AFFECT  THE  OFFERED
CERTIFICATES.

         The Class A-1A Certificates will accrue interest at a pass-through rate based on the one-month LIBOR index plus a specified margin, but are subject to a cap. The other classes of offered certificates will accrue interest at a fixed pass-through rate, subject to a cap. The cap on interest paid on the Class A-1F, Class A-2F and Class A-1A Certificates will be based on the weighted average of the interest rates on the mortgage loans in the related loan group or in the pool, as applicable, adjusted for overcollateralization and net of any primary mortgage insurance premium and certain expenses of the Trust. The cap on interest paid on the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will be based on the weighted average of the interest rates on the mortgage loans, adjusted for overcollateralization and net of any primary mortgage insurance premium and certain expenses of the Trust.

         The pass-through rate on the Class A-1A Certificates adjusts monthly while the mortgage interest rates on the mortgage loans in loan group 2 are based on various indices which may adjust other than on a monthly basis. Substantially all of the adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to the mortgage loan rate. Consequently, the operation of these interest rate caps may limit increases in the pass-through rate for extended periods in a rising interest rate environment.

         Although holders of the Class A-1A Certificates will be entitled to receive any LIBOR Carryover Amount from and to the limited extent of funds available for such payments, there is no assurance that those funds will be available or sufficient to pay such LIBOR Carryover Amount.

         If the operation of an interest rate cap limits the accrual of interest on the offered certificates (other than the Class A-1A Certificates), holders of those certificates will not be entitled to receive any carry-over amount and their yield would be adversely affected.

THERE ARE RISKS RELATING TO SUBORDINATE LOANS.

         Approximately 0.35% of the mortgage loans in loan group 1 and none of the mortgage loans in loan group 2 (by aggregate principal balance as of the cut-off date) evidence a second lien that is subordinate to the rights of the mortgagee under a first mortgage. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding principal balance of such junior mortgage loans only to the extent that the claims of any senior mortgage loans have been satisfied in full, including any foreclosure costs. In circumstances where the servicer determines that it would be uneconomical to foreclose on the related mortgaged property, the servicer may write-off the entire outstanding principal balance of the related mortgage loan as bad debt. The foregoing considerations will be particularly applicable to junior mortgage loans that have high combined loan-to-value ratios because the servicer is more likely to determine that foreclosure would be uneconomical.

THERE ARE RISKS IN HOLDING SUBORDINATE CERTIFICATES.

         The protections afforded the senior certificates in this transaction create risks for the subordinate certificates. Prior to any purchase of any subordinate certificates, consider the following factors that may adversely impact your yield:

o Because the subordinate certificates receive interest and principal distributions after the related senior certificates receive such distributions, there is a greater likelihood that the subordinate certificates will not receive the distributions to which they are entitled on any distribution date.

o If a simple interest mortgage loan becomes delinquent or the servicer determines not to advance a delinquent payment on an actuarial mortgage loan because such amount is not recoverable from a mortgagor, there may be a shortfall in distributions on the certificates which will impact the subordinate certificates prior to the senior certificates.

o With respect to simple interest mortgage loans, if monthly payments are made in any month less than 30 days after the previous payment or shortfalls in interest collections result from prepayments in full, there may be a shortfall in distributions on the certificates. This will disproportionately impact the subordinate certificates. In addition, the portion of the shortfalls in the amount of interest collections on actuarial mortgage loans that are attributable to prepayments in full and are not covered by the servicer and shortfalls in interest collections on any mortgage loans arising from the timing of partial principal prepayments may result in a shortfall in distributions on the certificates, which will disproportionately impact the subordinate certificates.

o    The  subordinate   certificates  are  not  expected  to  receive  principal
     distributions until, at the earliest, December 2003.

o Losses resulting from the liquidation of defaulted mortgage loans will first reduce the level of overcollateralization, if any, for the certificates. If there is no overcollateralization, losses will be allocated to the subordinate certificates. A loss allocation results in a reduction in a certificate balance without a corresponding distribution of cash to the holder. A lower certificate balance will result in less interest accruing on the certificate.

o The earlier in the transaction that a loss on a mortgage loan occurs, the greater the impact on yield.

         See "Description of the Certificates" and "Prepayment and Yield Considerations" in this prospectus supplement for more detail.

THERE IS A RISK THAT INTEREST PAYMENTS ON THE MORTGAGE LOANS MAY BE INSUFFICIENT TO PAY INTEREST ON YOUR CERTIFICATES.

         When a mortgage loan is prepaid in full, the mortgagor is charged interest only up to the date on which payment is made, rather than for an entire month. This may result in a shortfall in interest collections available for payment on the next distribution date. Similarly, with respect to simple interest mortgage loans, the mortgagor is only charged interest up to the date on which payment is made. Therefore, if a mortgagor makes a payment on a simple interest mortgage loan in any month less than 30 days after the previous payment date, a shortfall in interest collections available for payment on the next distribution date may result. The servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments in full on actuarial mortgage loans, but only up to one-half of the servicing fee for the related accrual period. The servicer is not required to cover any shortfall in interest collections that are attributable to prepayments in full or the timing of monthly payments on simple interest mortgage loans. If the credit enhancement is insufficient to cover this shortfall in excess of the amount the servicer covers, you may incur a loss.

         In addition, the servicer will not cover shortfalls in interest collections due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

THERE IS A RISK RELATING TO THE POTENTIAL INADEQUACY OF CREDIT ENHANCEMENT FOR THE OFFERED CERTIFICATES.

         The credit enhancement features described in the summary are intended to enhance the likelihood that holders of the offered certificates will receive regular payments of interest and principal.

         If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted actuarial mortgage loans if such advances are not likely to be recovered. Neither the servicer nor any other entity will advance scheduled monthly payments of principal and interest on simple interest mortgage loans. We cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of such delinquencies or defaults.

         If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.

THERE IS A RISK BECAUSE THE CERTIFICATES ARE NOT OBLIGATIONS OF ANY ENTITY.

         The offered certificates represent an interest in the trust fund only. No other person will insure or guarantee the offered certificates or will have any obligation with respect to the certificates except for the obligations of the depositor, the seller and the originator pursuant to certain limited representations and warranties made with respect to the mortgage loans, of the servicer with respect to its servicing obligations under the Pooling and Servicing Agreement and, with respect to certain of the mortgage loans, of the primary mortgage insurer under the primary mortgage insurance policy. No governmental agency or instrumentality will guarantee or insure the certificates or the underlying mortgage loans, except for insurance coverage of 4.38% of the mortgage loans by the Federal Housing Administration and a guaranty of 0.88% of the mortgage loans by the US Department of Veterans Affairs. Proceeds of the assets included in the trust fund (including the mortgage loans) will be the sole source of payments on the offered certificates. You will not be able to receive money from any entity in the event that such proceeds are not enough to make all payments provided for under the offered certificates.

THERE IS A RISK THAT THERE MAY BE A DELAY IN RECEIPT OF LIQUIDATION PROCEEDS, AND THAT LIQUIDATION PROCEEDS MAY BE LESS THAN THE OUTSTANDING BALANCE OF THE MORTGAGE LOAN.

         Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, liquidation expenses such as legal fees, real estate taxes and maintenance and preservation expenses will reduce the portion of liquidation proceeds payable to you. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements are insufficient to cover the loss.

THERE IS AN  INCREASED  RISK OF LOSS  RELATING  TO HIGH  COMBINED  LOAN-TO-VALUE
RATIOS.

         Mortgage loans with combined loan-to-value ratios in excess of 80% may present a greater risk of loss than mortgage loans with combined loan-to-value ratios equal to or below 80%. Approximately 24.24% of the mortgage loans, representing approximately 32.28% of the mortgage loans in loan group 1 and approximately 16.11% of the mortgage loans in loan group 2 (in each case, by aggregate principal balance as of the cut-off date) had a combined loan-to-value ratio in excess of 80%, and are not covered by FHA insurance, a VA guaranty, or a primary mortgage insurance policy.

THERE ARE RISKS RELATING TO GEOGRAPHIC CONCENTRATION OF THE MORTGAGE LOANS.

         The following chart lists the states with the highest concentrations of mortgage loans for each loan group, based on the aggregate principal balance of the mortgage loans as of the cut-off date.

Loan Group 1                               Loan Group 2
------------                               ------------
New York                     21.88%        California                30.86%

California                   13.89%        Illinois                   5.87%

Florida                       8.04%        Colorado                   5.50%

Texas                         7.85%        Michigan                   5.25%

Michigan                      5.78%

         Property in California may be particularly susceptible to certain types of uninsurable hazards, such as earthquakes, hurricanes, floods, mudslides and other natural disasters. Properties in Florida may be particularly susceptible to certain types of uninsurable hazards such as hurricanes.

         In addition, the conditions below will have a disproportionate impact on the mortgage loans in general:

o Economic conditions in states listed above which may or may not affect real property values may affect the ability of mortgagors to repay their loans on time.

o Declines in the residential real estate markets in the states listed above may reduce the values of properties located in those states, which would result in an increase in the loan-to-value ratios or combined loan-to-value ratios, as applicable.

o Any increase in the market value of properties located in the states listed above would reduce the loan to-value ratios or combined loan-to-value ratios and could, therefore, make alternative sources of financing available to the mortgagors at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

THERE ARE RISKS RELATING TO BALLOON LOANS.

         Balloon loans pose a risk because a mortgagor must make a large lump sum payment of principal at the end of the loan term. If the mortgagor is unable to pay the lump sum or refinance such amount, you may suffer a loss.

Approximately  17.07% of the  mortgage  loans in loan group 1 and  approximately
0.09% of the mortgage loans in loan group 2 (in each case, by aggregate principal balance as of the cut-off date) are balloon loans.

THE LACK OF A SECONDARY MARKET MAY LIMIT YOUR ABILITY TO SELL YOUR CERTIFICATES.

         The underwriters intend to make a secondary market in the certificates they purchase, but they have no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

         The secondary markets for mortgage backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

VIOLATIONS OF FEDERAL AND STATE LAWS MAY CAUSE LOSSES ON YOUR CERTIFICATES.

         Federal and state laws regulate the underwriting, origination, servicing and collection of the loans. These laws have changed over time and have become more restrictive or stringent with respect to specific activities of the servicer and the originators. Actual or alleged violations of these federal and state laws may, among other things:

o limit the ability of the servicer to collect principal or interest on the mortgage loans,

o    provide the mortgagors with a right to rescind the loans,

o entitle the mortgagors to refunds of amounts previously paid or to set-off those amounts against their mortgage loan obligations,

o    result in a litigation proceeding being brought against the Trust, and

o subject the Trust to liability for expenses, penalties and damages resulting from the violations.

         As a result, these violations or alleged violations could result in shortfalls in the distributions due on your certificates. See "Risk
Factors--State and federal credit protection laws may limit collection of principal and interest on the loans" in the prospectus and "Legal Aspects of Loans" in the prospectus. Approximately 2.20% of the mortgage loans were originated with interest rates or fees which make them subject to the Home Ownership and Equity Protection Act of 1994 ("HIGH COST MORTGAGE LOANS") and approximately 97.80% of the mortgage loans are not High Cost Mortgage Loans. See "Risk Factors--State and federal credit protection laws may limit collection of principal and interest on the loans" in the prospectus. The seller will make representations and warranties with respect to each mortgage loan relating to compliance with federal and state laws at the time of origination. The seller will be required to repurchase or replace any mortgage loan that is not originated or serviced in compliance with all federal, state or local laws. However, repurchase or replacement of the affected mortgage loans will not necessarily fully compensate the Trust or certificateholders for any losses arising from the related breach. For example, if a mortgagor brings legal action against the Trust, the Trustee will be entitled to indemnification from Trust property for its defense costs. The seller will neither indemnify the Trust nor have any other responsibility to the Trust or certificateholders (other than to repurchase or replace such loan) for any losses and liabilities the Trust may suffer with respect to mortgage loans as to which the representation as to compliance with laws is breached. As a result, shortfalls in the distributions due on your certificates could occur.

IN THE EVENT THE SELLER IS NOT ABLE TO REPURCHASE OR REPLACE DEFECTIVE MORTGAGE LOANS YOU MAY SUFFER LOSSES ON YOUR CERTIFICATES.

         The seller will make various representations and warranties related to the mortgage loans.

         If the seller fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, the seller will be required to repurchase or replace the defective loan. See "The Pooling and Servicing Agreement--Assignment of the Mortgage Loans" in this prospectus supplement. In the event that the seller is not able to repurchase or replace any defective mortgage loans at the date such action is required, for financial or other reasons, you may suffer losses on your certificates. The inability of the seller to repurchase or replace defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on your certificates could occur.

THERE ARE RISKS OF NON-PAYMENT OF INSURED AMOUNTS UNDER THE PRIMARY MORTGAGE INSURANCE POLICY.

         Pursuant to the Pooling and Servicing Agreement, the servicer is obligated to pay the premium due under the primary mortgage insurance policy from amounts collected with respect to certain mortgage loans. The servicer's failure to pay such premium, due to financial or other reasons, may result in the cancellation of the primary mortgage insurance policy or failure of the insurer to pay amounts otherwise due with respect to defaulted mortgage loans covered under such policy. There can also be no assurance that any company issuing a primary mortgage insurance policy covering a Mortgage Loan will not experience adverse financial circumstances that will affect their ability to pay any claim filed under such policy. Furthermore, there can be no assurance that any such filed claim will be filed properly, which may adversely affect the recovery of insurance proceeds on the related Mortgage Loan. This may have an adverse affect on your certificates. See "The Mortgage Pool--Primary Mortgage Insurance" in this prospectus supplement.

                                THE MORTGAGE POOL

         Credit-Based Asset Servicing and Securitization LLC (the "Seller") provided the information set forth in the following paragraphs. None of the Depositor, the Servicer, the Trustee, the Underwriters or any of their respective affiliates have made or will make any representation as to the accuracy or completeness of such information.

         Certain information with respect to the Mortgage Loans to be included in each Loan Group is set forth herein. Prior to the Closing Date, Mortgage Loans may be removed from a Loan Group and other Mortgage Loans may be substituted therefor. The Seller believes that the information set forth herein with respect to each Loan Group as presently constituted is representative of the characteristics of each Loan Group as it will be constituted at the Closing Date, although certain characteristics of the Mortgage Loans in a Loan Group may vary.

GENERAL

         The assets included in the Trust (the "TRUST FUND") will consist of a pool of 1,980 closed-end, fixed-rate and adjustable-rate mortgage loans (the "MORTGAGE POOL") having original terms to maturity ranging from 36 months to 424 months (the "MORTGAGE LOANS") and an aggregate principal balance as of November 1, 2000 (the "CUT-OFF DATE") of $164,721,555.21. All Mortgage Loan statistics set forth herein are based on principal balances, interest rates, terms to maturity, mortgage loan counts and similar statistics as of the Cut-off Date. All weighted averages specified herein are based on the principal balances of the Mortgage Loans in the related Loan Group or sub-group, as applicable, as of the Cut-off Date, as adjusted for the principal payments received or advanced on or before such date (each, a "CUT-OFF DATE PRINCIPAL BALANCE"). The "PRINCIPAL BALANCE" of a Mortgage Loan, as of any date, is equal to the principal balance of such Mortgage Loan at its origination, less the sum of scheduled and unscheduled payments and other recoveries in respect of principal made or advanced on such Mortgage Loan. References to percentages of the Mortgage Loans mean percentages based on the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in the related Loan Group, unless otherwise specified. The "POOL BALANCE" is equal to the aggregate of the Principal Balances of the Mortgage Loans in both Loan Groups.

         The Depositor will purchase the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated as of the Cut-off Date (the "MORTGAGE LOAN PURCHASE AGREEMENT"), between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2000 (the "POOLING AND SERVICING AGREEMENT"), by and among the Depositor, the Seller, the Servicer and the Trustee, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the Certificateholders. See "The Pooling and Servicing Agreement" herein.

         Each of the Mortgage Loans in the Mortgage Pool was selected from the Seller's portfolio of mortgage loans. The Seller acquired the Mortgage Loans in the secondary market in the ordinary course of its business and reunderwrote the Mortgage Loans in accordance with its underwriting standards as described in "Underwriting Standards" in this prospectus supplement. The Mortgage Loans in the Mortgage Pool were originated or acquired by various entities. Approximately 24.34% and 11.87% of the Mortgage Loans in Loan Group 1 were originated or acquired by Nomura Asset Capital Corporation and South Plains Mortgage, respectively. Approximately 41.21% and 20.69% of the Mortgage Loans in Loan Group 2 were originated or acquired by NC Capital Corporation and Long Beach Mortgage Company, respectively.

         Under the Pooling and Servicing Agreement, the Seller will make certain representations and warranties to the Trustee relating to, among other things, the due execution and enforceability of the Pooling and Servicing Agreement, its title to the Mortgage Loans and certain characteristics of the Mortgage Loans and, subject to certain limitations, will be obligated to repurchase or substitute a similar mortgage loan for any Mortgage Loan as to which there exists deficient documentation or an uncured breach of any such representation or warranty, if such breach of any such representation or warranty materially and adversely affects the Certificateholders' interests in such Mortgage Loan. The Depositor will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute for Mortgage Loans with deficient documentation or that are otherwise defective. The Seller is selling the Mortgage Loans without recourse and will have no obligation with respect to the Certificates in its capacity as Seller other than the repurchase or substitution obligations described above.

         The Mortgage Pool will consist of two loan groups ("LOAN GROUP 1" or "GROUP 1" and "LOAN GROUP 2" or "GROUP 2" respectively, and each, a "LOAN GROUP"). Loan Group 1 consists of 1,262 fixed-rate Mortgage Loans with an aggregate unpaid principal balance of $82,772,965.81 as of the Cut-off Date. Loan Group 1 is further divided into two sub-groups ("SUB-GROUP 1A" and "SUB-GROUP 1B"). Sub-group 1A consists of 387 FHA insured, FHA uninsured, VA guaranteed and VA non-guaranteed fixed-rate Mortgage Loans (the "SUB-GROUP 1A MORTGAGE LOANS") with an aggregate unpaid principal balance (the "SUB-GROUP 1A LOAN BALANCE") of approximately $10,476,051.36 as of the Cut-off Date. Subgroup 1B consists of 875 fixed-rate Mortgage Loans (the "SUB-GROUP 1B MORTGAGE LOANS" and, together with the Sub-group 1A Mortgage Loans, the "GROUP 1 MORTGAGE LOANS") with an aggregate unpaid principal balance (the "SUB-GROUP 1B LOAN BALANCE" and, together with the Sub-Group 1A Loan Balance, the "GROUP 1 LOAN BALANCE" ) of approximately $72,296,914.45 as of the Cut-off Date. Loan Group 2 consists of 718 adjustable-rate Mortgage Loans (the "GROUP 2 MORTGAGE LOANS") with an aggregate unpaid principal balance (the "GROUP 2 LOAN BALANCE") of approximately $81,948,589.40 as of the Cut-off Date.

         Each Loan Group consists of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans, each as defined below:

o A "PERFORMING MORTGAGE LOAN" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 or more days Delinquent.

o A "SUB-PERFORMING MORTGAGE LOAN" is a Mortgage Loan (that might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which a payment due prior to the Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days Delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:

     (a) If a Sub-Performing Mortgage Loan is a "FORBEARANCE PLAN MORTGAGE LOAN", the related mortgagor must make monthly payments ("MODIFIED SCHEDULED PAYMENTS") in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such Mortgage Loan's original amortization schedule ("REGULAR SCHEDULED PAYMENTS") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent remaining outstanding as of the Cut-off Date.

     (b) If a Sub-Performing Mortgage Loan is a "BANKRUPTCY PLAN MORTGAGE LOAN," the related mortgagor defaulted and, after default, became the subject of a case under either Chapter 7 or 13 of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq. (the "BANKRUPTCY CODE") and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.

o A "RE-PERFORMING MORTGAGE LOAN" is a Mortgage Loan (that might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days
     Delinquent with respect to certain Regular Scheduled Payments but which satisfies one of the following criteria (the "RE-PERFORMANCE TEST"):

     (a)  the  mortgagor  has made at least three  aggregate  Regular  Scheduled
          Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to August 1, 2000), or

     (b)  the  mortgagor  has made at least  four  aggregate  Regular  Scheduled
          Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to July 1, 2000), or

     (c)  the  mortgagor  has made at least  five  aggregate  Regular  Scheduled
          Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to June 1, 2000).

         A Mortgage Loan is "DELINQUENT" if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "MONTHLY PAYMENT") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment due on October 1, 2000 will be reported as Delinquent on November 2, 2000 if the payment is not made by the close of business on November 1, 2000.

         With respect to certain Delinquent Mortgage Loans, the total amount of scheduled Monthly Payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date, together with any outstanding servicing advances on such Mortgage Loans, is referred to as the "ARREARAGE." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage will not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Delinquent Mortgage Loans and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans (other than Simple Interest Mortgage Loans or REO Properties), each to the extent such advances are deemed recoverable, until such Mortgage Loans become current or an REO Property.

GROUP 1 MORTGAGE LOAN STATISTICS

         Loan Group 1 consists of FHA Mortgage Loans, FHA Uninsured Mortgage Loans, VA Mortgage Loans, VA Non-guaranteed Mortgage Loans and conventional fixed rate Mortgage Loans. The Group 1 Loan Balance as of the Cut-off Date is equal to approximately $82,772,965.81 and the Arrearage is equal to approximately $1,418,393.75. The Group 1 Mortgage Loans have original terms to maturity ranging from 36 to 424 months. The following statistical information, unless otherwise specified, is based upon the Group 1 Loan Balance as of the Cut-off Date.

         The Group 1 Mortgage Loans are secured by mortgages, deeds of trust or other similar security instruments (each, a "MORTGAGE") creating first or second liens on primarily one to four family residential properties (each, a "MORTGAGED PROPERTY"). Approximately 32.28% of the Group 1 Mortgage Loans have a Combined Loan to-Value Ratio in excess of 80% and do not have FHA insurance, a VA guaranty, or primary mortgage insurance. There can be no assurance that the Combined Loan-to-Value Ratio of any Group 1 Mortgage Loan determined at any time after origination is less than or equal to its original Combined Loan-to-Value Ratio. Of the Group 1 Mortgage Loans, 70.54% have scheduled Monthly Payments due on the first day of the month (with respect to each Mortgage Loan, a "DUE DATE").

         Approximately 7.21% and 3.66% of the Group 1 Mortgage Loans are FHA Mortgage Loans and FHA Uninsured Mortgage Loans, respectively. Approximately 1.54% and 0.26% of the Group 1 Mortgage Loans are VA Mortgage Loans and VA Non-guaranteed Mortgage Loans, respectively. See "The Mortgage Pool--FHA Mortgage Loans and VA Mortgage Loans" in this prospectus supplement.

         Approximately 89.16% of the Group 1 Mortgage Loans are Performing Mortgage Loans. Approximately 5.65% of the Group 1 Mortgage Loans are
Sub-Performing Mortgage Loans, including 0.40% that are Forbearance Plan Mortgage Loans and 0.51% that are Bankruptcy Plan Mortgage Loans. Of the Group 1 Mortgage Loans, approximately 4.70% are 30 to 59 days past due and approximately 0.95% are 60-89 days past due. Approximately 5.19% of the Group 1 Mortgage Loans are Re-Performing Mortgage Loans, including 1.34% that are Forbearance Plan Mortgage Loans and 2.29% that are Bankruptcy Plan Mortgage Loans.

         Approximately 22.20% of the Group 1 Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments.

         Approximately 17.07% of the Group 1 Mortgage Loans are Balloon Loans and 11.87% of the Group 1 Mortgage Loans are Owner-Financed Mortgage Loans.

         Each Group 1 Mortgage Loan accrues interest at a per annum rate (the "MORTGAGE INTEREST RATE") of not less than 3.000% per annum and not more than 18.000% per annum and as of the Cut-off Date the weighted average Mortgage Interest Rate of the Group 1 Mortgage Loans was approximately 9.826% per annum.

         The weighted average remaining term to maturity of the Group 1 Mortgage Loans will be approximately 266 months as of the Cut-off Date. None of the Group 1 Mortgage Loans had a first Due Date prior to September 1, 1966 or after November 1, 2000 or will have a remaining term to maturity of less than 2 months or greater than 359 months as of the Cut-off Date. The month of the latest maturity date of any Group 1 Mortgage Loan is October, 2030.

         The average Principal Balance of the Group 1 Mortgage Loans at origination was approximately $72,221.42. The average Cut-off Date Principal Balance of the Group 1 Mortgage Loans was approximately $65,588.72. No Group 1 Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $863,746.47 or less than approximately $248.96.

         Each Group 1 Mortgage Loan had a Net Mortgage Interest Rate of not less than 1.580% per annum, and not more than 17.500% per annum and as of the Cut-off Date, the weighted average Net Mortgage Interest Rate of the Group 1 Mortgage Loans was approximately 9.051%.

         Approximately 0.35% of the Group 1 Mortgage Loans are secured by a second Mortgage that is junior to a first mortgage lien (a "First Lien") on the related Mortgaged Property.

         The Group 1 Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
       PRINCIPAL BALANCE ($)             MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
---------------------------------   ---------------------   -------------------------   ----------------------------
             0   to   25,000.00                 374            $  3,268,589.89                       3.95%
     25,000.01   to   50,000.00                 281              10,579,305.97                      12.78
     50,000.01   to   75,000.00                 231              14,211,418.58                      17.17
     75,000.01   to  100,000.00                 123              10,523,554.56                      12.71
    100,000.01   to  150,000.00                 130              15,944,027.06                      19.26
    150,000.01   to  200,000.00                  58              10,049,975.30                      12.14
    200,000.01   to  250,000.00                  36               8,154,639.89                       9.85
    250,000.01   to  300,000.00                  14               3,780,470.26                       4.57
    300,000.01   to  350,000.00                   7               2,239,560.49                       2.71
    350,000.01   to  400,000.00                   3               1,094,669.66                       1.32
    400,000.01   to  450,000.00                   1                 417,847.25                       0.50
    450,000.01   to  500,000.00                   1                 456,125.68                       0.55
    500,000.01   to  550,000.00                   1                 548,903.67                       0.66
    600,000.01   to  650,000.00                   1                 640,131.08                       0.77
    850,000.01   to  900,000.00                   1                 863,746.47                       1.04
                                    ---------------------   -------------------------   ----------------------------
    TOTAL                                     1,262            $ 82,772,965.81                     100.00%


---------------
(1) The average Cut-off Date Principal Balance of the Group 1 Mortgage Loans was approximately $65,588.72.

          ORIGINAL TERMS TO MATURITY OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
       ORIGINAL TERM (MONTHS)            MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  --------------------------------
         25    to   36                         2               $     63,192.54                       0.08%
         37    to   48                         1                     12,144.55                       0.01
         49    to   60                         2                     24,935.71                       0.03
         61    to   72                         2                     22,869.35                       0.03
         73    to   84                         4                     92,011.13                       0.11
         85    to   96                         3                    124,829.39                       0.15
         97    to  108                         6                    151,265.00                       0.18
        109    to  120                        31                    964,039.17                       1.16
        121    to  132                         4                    105,652.25                       0.13
        133    to  144                         9                    290,207.16                       0.35
        145    to  156                         6                    224,965.10                       0.27
        157    to  168                        10                    356,829.37                       0.43
        169    to  180                       284                 18,324,103.20                      22.14
        181    to  192                         2                     72,869.22                       0.09
        193    to  204                         7                    263,265.66                       0.32
        205    to  216                         4                    203,144.27                       0.25
        217    to  228                         1                     27,366.27                       0.03
        229    to  240                        67                  3,416,127.77                       4.13
        241    to  252                         5                    224,283.18                       0.27
        253    to  264                         4                    199,329.33                       0.24
        265    to  276                         1                     50,142.91                       0.06
        289    to  300                        29                  1,236,094.74                       1.49
        301    to  312                         2                    332,303.64                       0.40
        313    to  324                         1                    126,630.73                       0.15
        325    to  336                         5                    694,532.05                       0.84
        337    to  348                         8                    467,646.30                       0.56
        349    to  360                       753                 54,409,604.97                      65.73
        361    to  372                         3                    142,767.80                       0.17
        373    to  384                         1                     30,499.83                       0.04
        409    to  420                         4                     96,350.47                       0.12
        421    to  432                         1                     22,962.75                       0.03
                                   ----------------------   ---------------------------  --------------------------------
        TOTAL                              1,262               $ 82,772,965.81                     100.00%

---------------
(1) The weighted average original term of the Group 1 Mortgage Loans was approximately 305 months.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
           PROPERTY TYPE                 MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  -------------------------
2-Family                                         64         $     7,126,008.37                         8.61%
3-Family                                         11               1,583,038.14                         1.91
4-Family                                          7                 557,162.32                         0.67
Condo                                            30               1,317,442.96                         1.59
High Rise Condo                                   2                 145,261.36                         0.18
Manufactured                                     11                 604,226.60                         0.73
Mixed Use                                         1                 249,437.02                         0.30
Mobile Home                                      18                 962,995.89                         1.16
PUD (1)                                          11               1,802,974.97                         2.18
Single Family                                 1,099              67,804,949.53                        81.92
Townhouse                                         8                 619,468.65                         0.75
                                   ----------------------   ---------------------------  -------------------------
TOTAL                                         1,262         $    82,772,965.81                     100.00%

-------------
(1)  PUD refers to a Planned Unit Development.

                OCCUPANCY STATUS OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
          OCCUPANCY STATUS               MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  --------------------------------
Investor                                        109            $      5,643,351.74                   6.82%
Primary                                       1,140                  76,008,809.84                  91.83
Secondary                                        13                   1,120,804.23                   1.35
                                   ----------------------   ---------------------------  --------------------------------
TOTAL                                         1,262            $     82,772,965.81                 100.00%

-------------
(1)  Based on a representation made by the borrower at the time of origination.

                      PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
              PURPOSE                    MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  --------------------------------
Cash Out                                        372            $     32,219.933.89                  38.93%
Purchase                                        791                  41,850,500.54                  50.56
Refinance                                        99                   8,702,531.38                  10.51
                                   ----------------------   ---------------------------  --------------------------------
TOTAL                                         1,262            $     82,772,965.81                 100.00%

            MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
     MORTGAGE INTEREST RATE (%)          MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  --------------------------------
     2.501%     to     3.000%                  1              $      44,546.67                         0.05%
     4.501%     to     5.000%                  1                    124,985.64                         0.15
     5.501%     to     6.000%                 15                    681,744.49                         0.82
     6.001%     to     6.500%                  5                    342,544.16                         0.41
     6.501%     to     7.000%                171                  2,384,827.98                         2.88
     7.001%     to     7.500%                 35                  3,291,676.56                         3.98
     7.501%     to     8.000%                 94                  5,145,262.66                         6.22
     8.001%     to     8.250%                 27                  1,740,213.46                         2.10
     8.251%     to     8.500%                111                  4,177,829.27                         5.05
     8.501%     to     8.750%                 30                  2,538,880.13                         3.07
     8.751%     to     9.000%                 61                  5,891,629.77                         7.12
     9.001%     to     9.250%                 30                  3,583,196.97                         4.33
     9.251%     to     9.500%                 68                  7,263,773.47                         8.78
     9.501%     to     9.750%                 29                  2,836,949.88                         3.43
     9.751%     to    10.000%                118                  9,409,531.60                        11.37
    10.001%     to    10.250%                 35                  3,611,274.77                         4.36
    10.251%     to    10.500%                 75                  7,322,545.39                         8.85
    10.501%     to    10.750%                 39                  3,230,773.92                         3.90
    10.751%     to    11.000%                 61                  5,292,899.94                         6.39
    11.001%     to    11.250%                 24                  1,645,105.65                         1.99
    11.251%     to    11.500%                 32                  2,019,586.95                         2.44
    11.501%     to    11.750%                 19                  1,065,021.46                         1.29
    11.751%     to    12.000%                 48                  2,649,437.86                         3.20
    12.001%     to    12.250%                 16                  1,034,501.37                         1.25
    12.251%     to    12.500%                 23                  1,315,161.87                         1.59
    12.501%     to    12.750%                 10                    488,503.37                         0.59
    12.751%     to    13.000%                 18                    781,397.24                         0.94
    13.001%     to    13.250%                 11                    450,094.01                         0.54
    13.251%     to    13.500%                  8                    213,478.20                         0.26
    13.501%     to    13.750%                  7                    412,980.61                         0.50
    13.751%     to    14.000%                 14                    859,490.96                         1.04
    14.001%     to    14.250%                  5                    226,329.52                         0.27
    14.251%     to    14.500%                  3                     81,813.37                         0.10
    14.501%     to    14.750%                  2                     98,537.45                         0.12
    14.751%     to    15.000%                  5                    198,941.56                         0.24
    15.001%     to    15.250%                  1                     41,903.89                         0.05
    15.251%     to    15.500%                  5                    142,851.57                         0.17
    15.501%     to    15.750%                  1                     64,553.42                         0.08
    15.751%     to    16.000%                  1                     37,352.42                         0.05
    16.251%     to    16.500%                  2                     15,976.99                         0.02
    17.751%     to    18.000%                  1                     14,859.34                         0.02
                                   ----------------------   ---------------------------  --------------------------------
    TOTAL                                  1,262              $  82,772,965.81                       100.00%

--------------
(1) The weighted average Mortgage Interest Rate of the Group 1 Mortgage Loans as of the Cut-off Date was approximately 9.826% per annum.

            COMBINED LOAN-TO-VALUE OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                       NUMBER OF MORTGAGE        OUTSTANDING AS OF            OUTSTANDING AS OF
     COMBINED LOAN-TO-VALUE (%)              LOANS               THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  --------------------------------
      0.001     to      5.000                   1             $      44,898.84                        0.05%
      5.001     to     10.000                   1                    74,226.51                        0.09
     10.001     to     15.000                   1                    19,182.74                        0.02
     20.001     to     25.000                   1                    24,421.44                        0.03
     25.001     to     30.000                   3                    95,107.16                        0.11
     30.001     to     35.000                   3                   123,307.82                        0.15
     35.001     to     40.000                   5                   348,324.95                        0.42
     40.001     to     45.000                   3                   175,863.72                        0.21
     45.001     to     50.000                  12                   465,920.41                        0.56
     50.001     to     55.000                  12                 1,514,626.56                        1.83
     55.001     to     60.000                  27                 1,306,798.34                        1.58
     60.001     to     65.000                  41                 3,502,357.97                        4.23
     65.001     to     70.000                  62                 3,726,863.76                        4.50
     70.001     to     75.000                 105                 9,833,037.51                       11.88
     75.001     to     80.000                 172                16,461,104.43                       19.89
     80.001     to     85.000                 110                 9,494,177.39                       11.47
     85.001     to     90.000                 139                10,673,236.31                       12.89
     90.001     to     95.000                  81                 5,276,495.38                        6.37
     95.001     to    100.000                 377                14,758,311.92                       17.83
    100.001     to    105.000                  77                 3,020,223.79                        3.65
    105.001     to    110.000                  15                   881,435.70                        1.06
    110.001     to    115.000                   5                   261,696.10                        0.32
    115.001     to    120.000                   6                   388,222.76                        0.47
    120.001     to    125.000                   3                   303,124.30                        0.37
                                   ----------------------   ---------------------------  --------------------------------
     TOTAL                                  1,262           $    82,772,965.81                     100.00%

--------------
(1) The weighted average Combined Loan-to-Value Ratio of the Group 1 Mortgage Loans at origination was approximately 83.709%.

         The "COMBINED LOAN-TO-VALUE RATIO" of a Mortgage Loan shall generally mean the ratio, expressed as a percentage of (i) the sum of (a) the original principal amount of the Mortgage Loan plus (b) the outstanding balance of the First Lien, if any, of the Mortgage Loan over (ii) the lesser of (x) the appraised value of the related Mortgaged Property at origination or (y) the sale price, if applicable.

            GEOGRAPHIC DISTRIBUTION OF THE GROUP 1 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
              LOCATION                   MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  --------------------------------
Alabama                                        17           $       698,459.92                      0.84%
Alaska                                          2                    99,874.50                      0.12
Arizona                                        24                   669,661.76                      0.81
Arkansas                                        6                   104,848.24                      0.13
California                                     97                11,496,671.61                     13.89
Colorado                                        8                   479,985.10                      0.58
Connecticut                                    12                 1,235,538.78                      1.49
Delaware                                        3                   184,230.42                      0.22
District of Columbia                            1                    63,207.67                      0.08
Florida                                       137                 6,651,780.29                      8.04
Georgia                                        27                 1,175,991.63                      1.42
Hawaii                                          5                   527,766.12                      0.64
Idaho                                           1                    52,052.20                      0.06
Illinois                                       26                 1,810,128.34                      2.19
Indiana                                        32                 1,871,524.60                      2.26
Iowa                                            2                    65,633.37                      0.08
Kansas                                          4                   223,939.87                      0.27
Kentucky                                       12                   609,625.15                      0.74
Louisiana                                      16                   448,862.77                      0.54
Maryland                                       21                 1,994,927.01                      2.41
Massachusetts                                  16                 1,570,135.03                      1.90
Michigan                                       78                 4,784,241.44                      5.78
Minnesota                                       3                   186,448.43                      0.23
Mississippi                                    12                   118,829.41                      0.14
Missouri                                       17                   864,032.32                      1.04
Montana                                         1                    36,634.63                      0.04
Nevada                                          7                   557,482.61                      0.67
New Hampshire                                   4                   242,291.83                      0.29
New Jersey                                     40                 3,885,884.82                      4.69
New Mexico                                     10                   423,470.56                      0.51
New York                                      126                18,113,857.82                     21.88
North Carolina                                 55                 2,156,207.26                      2.60
Ohio                                           48                 2,783,159.23                      3.36
Oklahoma                                       14                   553,528.38                      0.67
Oregon                                          9                   675,703.20                      0.82
Pennsylvania                                  121                 3,424,629.51                      4.14
Puerto Rico                                     2                    58,032.89                      0.07
Rhode Island                                    1                   123,015.71                      0.15
South Carolina                                 17                 1,010,746.65                      1.22
Tennessee                                      36                 1,182,461.27                      1.43
Texas                                         134                 6,499,971.19                      7.85
Utah                                            2                    99,264.07                      0.12
Virginia                                       39                 1,653,293.24                      2.00
Washington                                     13                 1,162,590.08                      1.40
West Virginia                                   2                    27,460.43                      0.03
Wisconsin                                       2                   114,884.45                      0.14
                                   ----------------------   ---------------------------  --------------------------------
TOTAL                                       1,262           $    82,772,965.81                    100.00%

-------------

(1) The greatest ZIP Code geographic concentration of the Group 1 Mortgage Loans, by Group 1 Loan Balance as of the Cut-off Date, was approximately 1.04% in the 75034 ZIP Code, located in Texas.

             DOCUMENTATION LEVELS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
        DOCUMENTATION LEVEL              MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  --------------------------------
Alternative                                   91            $     9,524,465.33                      11.51%
Full                                         796                 49,041,066.04                      59.25
Limited                                       46                  4,529,766.64                       5.47
Missing                                       26                  1,670,165.96                       2.02
No Documentation                             210                  9,105,534.84                      11.00
Stated                                        93                  8,901,967.00                      10.75
                                   ----------------------   ---------------------------  --------------------------------
TOTAL                                      1,262            $    82,772,965.81                     100.00%

--------------
(1) For a description of each documentation level, see "Underwriting Standards" in this prospectus supplement.

                      STATUS OF THE GROUP 1 MORTGAGE LOANS

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 1
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
               STATUS                    MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
--------------------------------   ----------------------   ---------------------------  --------------------------------
Current                                   1,135             $    73,797,297.43                     89.16%
30 Days Past Due                             54                   3,890,993.10                      4.70
60 Days Past Due                              9                     789,709.27                      0.95
Re-performing                                64                   4,294,966.01                      5.19
                                   ----------------------   ---------------------------  --------------------------------
TOTAL                                     1,262                $ 82,772,965.81                    100.00%

SUB-GROUP 1A MORTGAGE LOAN STATISTICS

         Sub-group 1A consists of FHA, FHA Uninsured, VA and VA Non-guaranteed Mortgage Loans. The Sub-group 1A Loan Balance as of the Cut-off Date is equal to approximately $10,476,051.36 and the Arrearage is equal to approximately
$326,475.28. The Sub-group 1A Mortgage Loans have original terms to maturity ranging from 168 to 420 months. The following statistical information, unless otherwise specified, is based upon the Sub-group 1A Loan Balance as of the Cut-off Date.

         The Sub-group 1A Mortgage Loans are secured by Mortgages creating first liens on the related Mortgaged Properties. Approximately 28.58% of the Sub-group 1A Mortgage Loans have a Combined Loan-to-Value Ratio in excess of 80% and do not have FHA insurance, a VA guaranty or primary mortgage insurance. There can be no assurance that the Combined Loan-to-Value Ratio of any Sub-group 1A Mortgage Loan determined at any time after origination is less than or equal to its original Combined Loan-to-Value Ratio. Of the Sub-group 1A Mortgage Loans, 98.71% have a Due Date on the first day of the month.

         Approximately 56.93% of the Sub-group 1A Mortgage Loans are FHA Mortgage Loans, approximately 12.16% of the Sub-group 1A Mortgage Loans are VA Mortgage Loans, approximately 28.88% of the Sub-group 1A Mortgage Loans are FHA Uninsured Mortgage Loans and approximately 2.02% of the Sub-group 1A Mortgage Loans are VA Non-guaranteed Mortgage Loans. See "The Mortgage Pool--FHA Mortgage Loans and VA Mortgage Loans" in this prospectus supplement.

         Approximately 87.86% of the Sub-group 1A Mortgage Loans are Performing or Re-Performing Mortgage Loans. Approximately 12.14% of the Sub-group 1A Mortgage Loans are Sub-Performing Mortgage Loans, including 0.62% that are Forbearance Plan Mortgage Loans and 1.09% that are Bankruptcy Plan Mortgage Loans. Of the Mortgage Loans in Sub-group 1A, approximately 12.14% are 30 to 59 days past due. Approximately 7.75% of the Sub-group 1A Mortgage Loans are Re-Performing Mortgage Loans, including 4.06% that are Forbearance Plan Mortgage Loans.

         Of the  Sub-group  1A Mortgage  Loans,  none provide for payment by the
mortgagor  of  a  prepayment   charge  in  limited   circumstances   on  certain
prepayments.

         None of the Sub-group 1A Mortgage Loans are Balloon Loans and none of the Sub-group 1A Mortgage Loans are Owner-Financed Mortgage Loans.

         Each Sub-group 1A Mortgage Loan accrues interest at a Mortgage Interest Rate of not less than 5.000% per annum and not more than 16.500% per annum and as of the Cut-off Date the weighted average Mortgage Interest Rate of the Sub-group 1A Mortgage Loans was approximately 8.214% per annum.

         The weighted average remaining term to maturity of the Sub-group 1A Mortgage Loans will be approximately 270 months as of the Cut-off Date. None of the Sub-group 1A Mortgage Loans had a first Due Date prior to September 1, 1966 or after November 1, 2000 or will have a remaining term to maturity of less than 2 months or greater than 359 months as of the Cut-off Date. The month of the latest maturity date of any Sub-group 1A Mortgage Loan is October, 2030.

         The average Principal Balance of the Sub-group 1A Mortgage Loans at origination was approximately $40,293.67. The average Cut-off Date Principal Balance of the Sub-group 1A Mortgage Loans was approximately $27,069.90. No Sub-group 1A Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $249,437.02 or less than approximately $248.96.

         Each Sub-group 1A Mortgage Loan had a Net Mortgage Interest Rate of not less than 4.500% per annum, and not more than 16.000% per annum and as of the Cut-off Date, the weighted average Net Mortgage Interest Rate of the Sub-group 1A Mortgage Loans was approximately 7.714%.

         None of the Sub-group 1A Mortgage Loans are secured by a second Mortgage that is junior to a First Lien on the related Mortgaged Property.

SUB-GROUP 1B MORTGAGE LOAN STATISTICS

         Sub-group 1B consists of fixed-rate Mortgage Loans. The Sub-group 1B Loan Balance as of the Cut-off Date is equal to approximately $72,296,914.45 and the Arrearage is equal to approximately $1,091,918.47. The Subgroup 1B Mortgage Loans have original terms to maturity ranging from 36 to 424 months. The following statistical information, unless otherwise specified, is based upon the Sub-group 1B Loan Balance as of the Cut-off Date.

         The Sub-group 1B Mortgage Loans are secured by Mortgages creating first or second liens on the related Mortgaged Properties. Approximately 32.82% of the Sub-group 1B Mortgage Loans have a Combined Loan-to-Value Ratio in excess of 80% and do not have FHA insurance, a VA guaranty or primary mortgage insurance. There can be no assurance that the Combined Loan-to-Value Ratio of any Sub-group 1B Mortgage Loan determined at any time after origination is less than or equal to its original Combined Loan-to-Value Ratio. Of the Sub-group 1B Mortgage Loans, 66.45% have a Due Date on the first day of the month.

         Approximately 95.28% of the Sub-group 1B Mortgage Loans are Performing or Re-Performing Mortgage Loans. Approximately 4.72% of the Sub-group 1B Mortgage Loans are Sub-Performing Mortgage Loans, including 0.37% that are Forbearance Plan Mortgage Loans and 0.43% that are Bankruptcy Plan Mortgage Loans. Of the Mortgage Loans in Sub-group 1B, approximately 3.62% are 30 to 59 days past due and approximately 1.09% are 60 to 89 days or more days past due. Approximately 4.82% of the Sub-group 1B Mortgage Loans are Re-Performing Mortgage Loans, including 0.95% that are Forbearance Plan Mortgage Loans and 2.63% that are Bankruptcy Plan Mortgage Loans.

         Approximately 25.41% of the Sub-group 1B Mortgage Loans provide for payment by the Mortgagor of a prepayment charge in limited circumstances on certain prepayments. No such prepayment charge will be distributed to the holders of the Offered Certificates.

         Approximately 19.54% of the Sub-group 1B Mortgage Loans will not fully amortize by their respective maturity dates (each, a "BALLOON LOAN"). The Monthly Payment for each Balloon Loan is based on an amortization schedule ranging from 180 months to 633 months, except for the final payment (the "BALLOON PAYMENT") which is due and payable between the 84th month and the 420th month following origination of such Mortgage Loan, depending on the terms of the related mortgage note. With respect to the majority of the Balloon Loans, the Monthly Payments for such Balloon Loans amortize over 360 months, but the Balloon Payment is due on the 180th month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled Monthly Payment for such Mortgage Loan.

         Approximately   13.59%  of  the   Sub-group   1B  Mortgage   Loans  are
Owner-Financed Mortgage Loans.

         Each Sub-group 1B Mortgage Loan accrues interest at a Mortgage Interest Rate of not less than 3.000% per annum and not more than 18.000% per annum and as of the Cut-off Date the weighted average Mortgage Interest Rate of the Sub-group 1B Mortgage Loans was approximately 10.059% per annum.

         Each Sub-group 1B Mortgage Loan had a Net Mortgage Interest Rate of not less than 1.580% per annum, and not more than 17.500% per annum and as of the Cut-off Date, the weighted average Net Mortgage Interest Rate of the Sub-group 1B Mortgage Loans was approximately 9.244%.

         The weighted average remaining term to maturity of the Sub-group 1B Mortgage Loans will be approximately 265 months as of the Cut-off Date. None of the Sub-group 1B Mortgage Loans had a first Due Date prior to July 1, 1971 or after October 14, 2000 or will have a remaining term to maturity of less than 8 months or greater than 358 months as of the Cut-off Date. The month of the latest maturity date of any Sub-group 1B Mortgage Loan is September, 2030.

         The average Principal Balance of the Sub-group 1B Mortgage Loans at origination was approximately $86,342.60. The average Cut-off Date Principal Balance of the Sub-group 1B Mortgage Loans was approximately $82,625.05. No Sub-group 1B Mortgage Loan had a Cut-off Date Principal Balance greater than approximately $863,746.47 or less than approximately $9,333.13.

         Approximately 0.41% of the Sub-group 1B Mortgage Loans are secured by a second Mortgage that is junior to a First Lien on the related Mortgaged Property, and approximately 99.59% of the Sub-group 1B Mortgage Loans are secured by a First Lien on the related Mortgaged Property.

GROUP 2 MORTGAGE LOAN STATISTICS

         Loan Group 2 consists of 718 adjustable-rate Mortgage Loans. The Group 2 Loan Balance as of the Cut-off Date is equal to approximately $81,948,589.40 and the Arrearage is equal to approximately $1,055,688.13. The Group 2 Mortgage Loans have original terms to maturity ranging from 180 months to 360 months. The following statistical information, unless otherwise specified, is based upon the Group 2 Loan Balance as of the Cut-off Date.

         The Group 2 Mortgage Loans are secured by Mortgages which create First Liens on the related Mortgaged Properties. Approximately 16.11% of the Group 2 Mortgage Loans have a Combined Loan-to-Value Ratio in excess of 80% and do not have FHA insurance, a VA guaranty or primary mortgage insurance, and approximately 1.73% of the Group 2 Mortgage Loans that are FHA or VA Mortgage Loans have FHA insurance or a VA guaranty, respectively. There can be no assurance that the Combined Loan-to-Value Ratio of any Group 2 Mortgage Loan determined at any time after origination is less than or equal to its original Combined Loan-to-Value Ratio. Approximately 99.00% of the Group 2 Mortgage Loans have scheduled Monthly Payments due on the Due Date.

         Approximately 1.52% and 0.48% of the Group 2 Mortgage Loans are FHA Mortgage Loans and FHA Uninsured Mortgage Loans, respectively. Approximately 0.21% and 0.00% of the Group 2 Mortgage Loans are VA guaranteed and VA non-guaranteed Mortgage Loans, respectively. See "The Mortgage Pool--FHA Mortgage Loans and VA Mortgage Loans."

         Approximately 0.09% of the Group 2 Mortgage Loans are Balloon Loans.

         Approximately 97.52% of the Group 2 Mortgage Loans are Performing or Re-Performing Mortgage Loans. Approximately 2.48% of the Group 2 Mortgage Loans are Sub-Performing Mortgage Loans, including 0.43% that are Forbearance Plan Mortgage Loans. Of the Mortgage Loans in Loan Group 2, approximately 2.48% are 30 to 59 days past due and approximately 0.00% are 60 to 89 days or more past due. Approximately 2.89% of the Group 2 Mortgage Loans are Re-Performing Mortgage Loans including 0.89% that are Forbearance Plan Mortgage Loans and 1.39% that are Bankruptcy Plan Mortgage Loans.

         Approximately 68.04% of the Group 2 Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments.

         The weighted average remaining term to maturity of the Group 2 Mortgage Loans will be approximately 338 months as of the Cut-off Date. None of the Group 2 Mortgage Loans had a first Due Date prior to December 1, 1983 or after September 1, 2000 or will have a remaining term to maturity of less than 109 months or greater than 357 months as of the Cut-off Date. The month of the latest maturity date of any Group 2 Mortgage Loan is August, 2030.

         The average Principal Balance of the Group 2 Mortgage Loans at origination was approximately $115,927.98. The average Cut-off Date Principal Balance of the Group 2 Mortgage Loans was approximately $114,134.53.

         A substantial majority of the Group 2 Mortgage Loans provide for semi-annual adjustment to the Mortgage Interest Rate thereon and for corresponding adjustments to the Monthly Payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "ADJUSTMENT DATE"). On each Adjustment Date for each Group 2 Mortgage Loan, the Mortgage Interest Rate thereon will be adjusted to equal the sum of the index applicable to determining the Mortgage Interest Rate on each Group 2 Mortgage Loan (the "INDEX") and a fixed percentage amount (the "GROSS MARGIN"). The Mortgage Interest Rate on each such Group 2 Mortgage Loan will not increase by more than 6.000% per annum on the first related Adjustment Date (the "INITIAL PERIODIC RATE CAP") and 2.000% on any Adjustment Date thereafter (the "PERIODIC RATE CAP"); provided, however, 0.27% and 0.12% of the Group 2 Mortgage Loans do not have an Initial Periodic Rate Cap or a Periodic Rate Cap, respectively. The Group 2 Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 1.682% per annum and a weighted average Periodic Rate Cap of approximately 1.308% per annum thereafter (excluding those loans without periodic caps or initial periodic caps). Each Mortgage Interest Rate on each such Group 2 Mortgage Loan will not exceed a specified maximum Mortgage Interest Rate over the life of such Group 2 Mortgage Loan (the "MAXIMUM MORTGAGE INTEREST RATE") or be less than a specified minimum Mortgage Interest Rate over the life of such Group 2 Mortgage Loan (the "MINIMUM MORTGAGE INTEREST RATE"). Effective with the first Monthly Payment due on each Group 2 Mortgage Loan after each related Adjustment Date, the Monthly Payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Interest Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Interest Rates, the Mortgage Interest Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. See "THE MORTGAGE POOL--THE INDEX" in this prospectus supplement. None of the Group 2 Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Interest Rate thereon to a fixed Mortgage Interest Rate.

         The Group 2 Mortgage Loans had Mortgage Interest Rates as of the Cut-off Date of not less than 6.500% per annum and not more than 16.500% per annum and the weighted average Mortgage Interest Rate was approximately 10.728% per annum. As of the Cut-off Date, the Group 2 Mortgage Loans had Gross Margins ranging from 2.000% to 9.750%, Minimum Loan Rates ranging from 0.500% per annum to 14.875% per annum, omitting 25.78% of the Group 2 Mortgage Loans without minimum rates, and Maximum Loan Rates ranging from 10.000% per annum to 21.500% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 6.026%, the weighted average Minimum Loan Rate was approximately 10.289% per annum, omitting

25.78% of the Group 2 Mortgage Loans without minimum rates, and the weighted average Maximum Loan Rate was approximately 16.823% per annum. The latest next Adjustment Date following the Cut-off Date on any Group 2 Mortgage Loan occurs in November, 2006 and the weighted average number of months to the next Adjustment Date following the Cut-off Date for all of the Group 2 Mortgage Loans is 16 months.

         Each Group 2 Mortgage Loan had a Net Mortgage Interest Rate of not less than 5.330% per annum, and not more than 16.000% per annum and as of the Cut-off Date, the weighted average Net Mortgage Interest Rate of the Group 2 Mortgage Loans was approximately 9.763%.

         No Group 2 Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $632,985.80 or less than approximately $13,533.57. The Group 2 Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
       PRINCIPAL BALANCE ($)             MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     --------------------------------
          0    to   25,000.00                  19              $      397,525.95                       0.49%
  25,000.01    to   50,000.00                 104                   4,208,661.92                       5.14
  50,000.01    to   75,000.00                 142                   8,895,156.65                      10.85
  75,000.01    to  100,000.00                 139                  12,072,158.92                      14.73
 100,000.01    to  150,000.00                 159                  19,086,260.41                      23.29
 150,000.01    to  200,000.00                  71                  12,133,144.27                      14.81
 200,000.01    to  250,000.00                  34                   7,684,016.96                       9.38
 250,000.01    to  300,000.00                  20                   5,480,831.54                       6.69
 300,000.01    to  350,000.00                  12                   3,786,024.53                       4.62
 350,000.01    to  400,000.00                   4                   1,455,971.39                       1.78
 400,000.01    to  450,000.00                   6                   2,603,624.91                       3.18
 450,000.01    to  500,000.00                   5                   2,383,876.69                       2.91
 500,000.01    to  550,000.00                   1                     508,567.46                       0.62
 600,000.01    to  650,000.01                   2                   1,252,767.80                       1.53
                                      --------------------   ------------------------     --------------------------------
  TOTAL                                       718              $   81,948,589.40                     100.00%

------------------------------------
(1) The average Cut-off Date Principal Balance of the Group 2 Mortgage Loans was approximately $114,134.53.

           ORIGINAL TERMS TO MATURITY OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
       ORIGINAL TERM (MONTHS)            MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     --------------------------------
      169      to    180                         17            $    1,190,867.28                     1.45%
      229      to    240                          2                   235,676.75                     0.29
      289      to    300                          3                   272,956.17                     0.33
      349      to    360                        696                80,249,089.20                    97.93
                                      --------------------   ------------------------     --------------------------------
      TOTAL                                     718            $   81,948,589.40                   100.00%

------------------------------------
(1) The weighted average original term of the Group 2 Mortgage Loans was approximately 357 months.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
           PROPERTY TYPE                 MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     --------------------------------
2-Family                                         13            $    1,494,996.45                     1.82%
3-Family                                          7                   889,121.50                     1.08
4-Family                                          4                   447,139.55                     0.55
Condo                                            20                 2,484,783.78                     3.03
Low Rise Condo                                    1                    94,971.90                     0.12
Manufactured                                     11                   706,141.63                     0.86
Mobile Home                                      15                 1,161,546.46                     1.42
Multi Family                                      1                   112,176.50                     0.14
PUD (1)                                          26                 3,891,394.99                     4.75
Single Family                                   616                70,342,535.52                    85.84
Townhouse                                         4                   323,781.12                     0.40
                                      --------------------   ------------------------     --------------------------------
TOTAL                                           718            $   81,948,589.40                   100.00%

------------------------------------
(1)  PUD refers to Planned Unit Development.

                OCCUPANCY STATUS OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
          OCCUPANCY STATUS               MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     --------------------------------
Investor                                         62            $    4,299,254.07                     5.25%
Primary                                         651                76,938,807.12                    93.89
Secondary                                         5                   710,528.21                     0.87
                                      --------------------   ------------------------     --------------------------------
TOTAL                                           718            $   81,948,589.40                   100.00%

------------------------------------
(1)  Based on a representation made by the borrower at the time of origination.

                      PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
              PURPOSE                    MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     --------------------------------
Cash Out                                        381            $   44,073,262.06                    53.78%
Purchase                                        261                28,402,799.09                    34.66
Refinance                                        76                 9,472,528.25                    11.56
                                      --------------------   ------------------------     --------------------------------
TOTAL                                           718            $   81,948,589.40                   100.00%

            MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
     MORTGAGE INTEREST RATE (%)          MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
     6.001%     to     6.500%                     1            $      109,106.28                     0.13%
     6.501%     to     7.000%                     3                   332,631.75                     0.41
     7.001%     to     7.500%                     9                 2,207,954.25                     2.69
     7.501%     to     8.000%                    19                 1,933,418.47                     2.36
     8.001%     to     8.250%                     6                 1,003,781.25                     1.22
     8.251%     to     8.500%                     9                 1,417,065.51                     1.73
     8.501%     to     8.750%                    10                 1,664,314.96                     2.03
     8.751%     to     9.000%                    15                 1,707,875.86                     2.08
     9.001%     to     9.250%                    19                 2,998,323.65                     3.66
     9.251%     to     9.500%                    23                 3,708,597.71                     4.53
     9.501%     to     9.750%                    34                 5,577,242.06                     6.81
     9.751%     to    10.000%                    46                 6,827,293.15                     8.33
    10.001%     to    10.250%                    33                 4,572,577.60                     5.58
    10.251%     to    10.500%                    47                 5,825,273.45                     7.11
    10.501%     to    10.750%                    48                 6,219,910.11                     7.59
    10.751%     to    11.000%                    62                 7,430,151.26                     9.07
    11.001%     to    11.250%                    34                 2,965,228.83                     3.62
    11.251%     to    11.500%                    31                 3,565,463.17                     4.35
    11.501%     to    11.750%                    33                 2,776,520.31                     3.39
    11.751%     to    12.000%                    20                 1,546,989.50                     1.89
    12.001%     to    12.250%                    28                 2,339,500.89                     2.85
    12.251%     to    12.500%                    36                 2,935,623.67                     3.58
    12.501%     to    12.750%                    19                 1,867,073.08                     2.28
    12.751%     to    13.000%                    20                 1,685,067.13                     2.06
    13.001%     to    13.250%                    25                 2,019,493.12                     2.46
    13.251%     to    13.500%                    19                 1,236,635.32                     1.51
    13.501%     to    13.750%                    21                 1,434,287.55                     1.75
    13.751%     to    14.000%                    18                 1,829,725.39                     2.23
    14.001%     to    14.250%                    11                   648,791.14                     0.79
    14.251%     to    14.500%                    10                   815,258.21                     0.99
    14.501%     to    14.750%                     2                   337,267.87                     0.41
    14.751%     to    15.000%                     3                   146,515.14                     0.18
    15.001%     to    15.250%                     1                    22,250.00                     0.03
    15.251%     to    15.500%                     1                    84,892.58                     0.10
    16.001%     to    16.250%                     1                    43,745.36                     0.05
    16.251%     to    16.500%                     1                   112,743.82                     0.14%
                                      --------------------   ------------------------     --------------------------------
    TOTAL                                       718            $   81,948,589.40                   100.00%

------------------------------------
(1) The weighted average Mortgage Interest Rate of the Group 2 Mortgage Loans as of the Cut-off Date was approximately 10.728% per annum.

             COMBINED LOAN-TO-VALUE OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
     COMBINED LOAN-TO-VALUE (%)          MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
     15.001     to     20.000                     2            $       98,941.77                     0.12%
     20.001     to     25.000                     2                    64,632.94                     0.08
     25.001     to     30.000                     2                   120,776.53                     0.15
     30.001     to     35.000                     1                    99,702.04                     0.12
     35.001     to     40.000                     8                   759,980.34                     0.93
     40.001     to     45.000                     4                   654,240.16                     0.80
     45.001     to     50.000                     8                   617,807.04                     0.75
     50.001     to     55.000                     9                   490,911.50                     0.60
     55.001     to     60.000                    21                 1,675,040.22                     2.04
     60.001     to     65.000                    55                 5,154,302.36                     6.29
     65.001     to     70.000                    80                 7,170,295.33                     8.75
     70.001     to     75.000                    93                10,069,136.51                    12.29
     75.001     to     80.000                   159                17,856,825.62                    21.79
     80.001     to     85.000                   131                18,838,457.51                    22.99
     85.001     to     90.000                    96                13,670,876.70                    16.68
     90.001     to     95.000                    12                 1,386,306.27                     1.69
     95.001     to    100.000                    26                 2,606,726.92                     3.18
    100.001     to    105.000                     5                   261,183.03                     0.32
    105.001     to    110.000                     1                    58,076.99                     0.07
    110.001     to    115.000                     1                    32,715.37                     0.04
    115.001     to    120.000                     2                   261,654.25                     0.32
                                      --------------------   ------------------------     ------------------------------
     TOTAL                                      718            $   81,948,589.40                   100.00%

------------------------------------
(1) The weighted average Combined Loan-to-Value Ratio of the Group 2 Mortgage Loans at origination was approximately 79.227%.

             GEOGRAPHIC DISTRIBUTION OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
              LOCATION                   MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
Alabama                                           2             $     155,781.88                     0.19%
Arizona                                          14                 1,400,115.17                     1.71
Arkansas                                          1                    53,128.46                     0.06
California                                      147                25,290,215.52                    30.86
Colorado                                         38                 4,506,823.48                     5.50
Connecticut                                      12                 1,295,267.62                     1.58
Delaware                                          2                   204,785.33                     0.25
District of Columbia                              1                    81,416.81                     0.10
Florida                                          33                 2,964,772.28                     3.62
Georgia                                          12                 1,422,793.08                     1.74
Hawaii                                            1                    55,104.55                     0.07
Idaho                                             4                   547,850.12                     0.67
Illinois                                         42                 4,807,311.28                     5.87
Indiana                                          15                   775,344.13                     0.95
Iowa                                              4                   173,976.00                     0.21
Kansas                                            3                   178,877.05                     0.22
Kentucky                                          6                   404,014.63                     0.49
Louisiana                                         7                   301,406.27                     0.37
Maine                                             3                   194,352.09                     0.24
Maryland                                          8                   967,503.29                     1.18
Massachusetts                                    28                 2,993,859.35                     3.65
Michigan                                         53                 4,298,608.84                     5.25
Minnesota                                        17                 1,823,503.54                     2.23
Missouri                                         12                   904,452.15                     1.10
Montana                                           3                   319,980.64                     0.39
Nebraska                                          3                   215,101.74                     0.26
Nevada                                           11                 2,089,741.04                     2.55
New Hampshire                                     3                   321,676.77                     0.39
New Jersey                                       34                 3,425,075.56                     4.18
New Mexico                                        2                   166,607.68                     0.20
New York                                         18                 3,368,429.77                     4.11
North Carolina                                   23                 1,433,283.29                     1.75
Ohio                                             37                 2,571,526.21                     3.14
Oklahoma                                          5                   348,426.38                     0.43
Oregon                                            7                   575,873.06                     0.70
Pennsylvania                                     16                 1,705,654.61                     2.08
Rhode Island                                      3                   236,218.22                     0.29
South Carolina                                    4                   278,301.93                     0.34
Tennessee                                        11                 1,229,704.13                     1.50
Texas                                            36                 3,559,580.65                     4.34
Utah                                             15                 1,827,830.98                     2.23
Virginia                                          4                   639,672.74                     0.78
Washington                                       10                 1,322,587.13                     1.61
Wisconsin                                         7                   409,860.35                     0.50
Wyoming                                           1                   102,193.60                     0.12
                                      --------------------   ------------------------     ------------------------------
TOTAL                                           718             $  81,948,589.40                   100.00%

------------------------------------
(1) The greatest ZIP Code geographic concentration of the Group 2 Mortgage Loans, by Group 2 Loan Balance as of the Cut-off Date, was approximately 1.15% in the 10504 ZIP Code, located in New York.

              DOCUMENTATION LEVELS OF THE GROUP 2 MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
        DOCUMENTATION LEVEL              MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
Alternative                                      28            $    2,993,661.72                     3.65%
Full                                            486                55,907,930.85                    68.22
Limited                                          43                 5,350,946.51                     6.53
Missing                                           7                   730,648.18                     0.89
Stated                                          154                16,965,402.14                    20.70
                                      --------------------   ------------------------     ------------------------------
TOTAL                                           718            $   81,948,589.40                   100.00%

------------------------------------
(1) For a description of each documentation level, see "Underwriting Standards" in this prospectus supplement.

                      STATUS OF THE GROUP 2 MORTGAGE LOANS

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
               STATUS                    MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
Current                                       675              $   77,543,761.19                    94.62%
30 Days Past Due                               18                   2,032,851.18                     2.48
Re-performing                                  25                   2,371,977.03                     2.89
                                      --------------------   ------------------------     ------------------------------
TOTAL                                         718              $   81,948,589.40                   100.00%

                         LOAN GROUP 2 MAXIMUM LOAN RATE

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
       MAXIMUM LOAN RATE (%)             MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
      9.501     to     10.000                   2               $     139,065.85                     0.17%
     10.001     to     10.500                   9                     599,588.77                     0.73
     10.501     to     11.000                   2                     189,561.54                     0.23
     11.001     to     11.500                   5                     318,703.58                     0.39
     11.501     to     12.000                   8                     911,798.04                     1.11
     12.001     to     12.500                   7                   1,164,529.50                     1.42
     12.501     to     13.000                   5                     445,074.41                     0.54
     13.001     to     13.500                   5                   1,044,552.31                     1.27
     13.501     to     14.000                   8                   1,373,396.77                     1.68
     14.001     to     14.500                  11                   2,093,602.90                     2.55
     14.501     to     15.000                  18                   2,393,636.60                     2.92
     15.001     to     15.500                  21                   3,095,477.12                     3.78
     15.501     to     16.000                  52                   6,689,703.29                     8.16
     16.001     to     16.500                  62                   8,294,377.74                    10.12
     16.501     to     17.000                 108                  14,571,913.55                    17.78
     17.001     to     17.500                 106                  11,389,754.78                    13.90
     17.501     to     18.000                 107                  11,600,041.10                    14.16
     18.001     to     18.500                  68                   5,586,698.33                     6.82
     18.501     to     19.000                  37                   3,775,038.35                     4.61
     19.001     to     19.500                  35                   2,784,508.41                     3.40
     19.501     to     20.000                  15                   1,142,699.52                     1.39
     20.001     to     20.500                  12                     824,234.50                     1.01
     20.501     to     21.000                   7                   1,137,077.52                     1.39
     21.001     to     21.500                   8                     383,554.92                     0.47
                                      --------------------   ------------------------     ------------------------------
     TOTAL                                    718               $  81,948,589.40                   100.00%

                         LOAN GROUP 2 MINIMUM LOAN RATE

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
       MINIMUM LOAN RATE (%)             MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     -------------------------------
                     No floor                 168               $ 21,127,674.63                     25.78%
       0.01     to       0.50                   9                    599,588.77                      0.73
       0.51     to       1.00                   3                    268,975.65                      0.33
       1.01     to       1.50                   4                    265,686.86                      0.32
       1.51     to       2.00                   4                    365,506.00                      0.45
       2.01     to       2.50                   2                    199,650.01                      0.24
       2.51     to       3.00                   2                    116,052.58                      0.14
       3.01     to       3.50                   1                     32,715.37                      0.04
       7.01     to       7.50                   3                    772,563.39                      0.94
       7.51     to       8.00                   1                     92,591.39                      0.11
       8.01     to       8.50                  12                  2,193,076.42                      2.68
       8.51     to       9.00                  24                  3,278,978.96                      4.00
       9.01     to       9.50                  31                  4,959,156.00                      6.05
       9.51     to      10.00                  70                  9,570,265.48                     11.68
      10.01     to      10.50                  82                  9,791,300.36                     11.95
      10.51     to      11.00                 100                 11,644,769.17                     14.21
      11.01     to      11.50                  63                  5,607,879.74                      6.84
      11.51     to      12.00                  47                  3,636,601.52                      4.44
      12.01     to      12.50                  42                  3,462,498.18                      4.23
      12.51     to      13.00                  19                  1,382,964.57                      1.69
      13.01     to      13.50                  17                  1,268,857.64                      1.55
      13.51     to      14.00                   6                    618,323.46                      0.75
      14.01     to      14.50                   7                    650,555.64                      0.79
      14.51     to      15.00                   1                     42,357.61                      0.05
                                      --------------------   ------------------------     -------------------------------
      TOTAL                                   718               $ 81,948,589.40                    100.00%

                            LOAN GROUP 2 GROSS MARGIN

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
          GROSS MARGIN (%)               MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
      1.001     to      2.000                    16             $   1,043,910.91                     1.27%
      2.001     to      3.000                    33                 4,890,415.30                     5.97
      3.001     to      4.000                    10                   844,912.19                     1.03
      4.001     to      5.000                    34                 3,699,088.33                     4.51
      5.001     to      6.000                   159                20,795,993.63                    25.38
      6.001     to      7.000                   392                44,808,633.79                    54.68
      7.001     to      8.000                    54                 4,526,929.41                     5.52
      8.001     to      9.000                    13                   858,308.64                     1.05
      9.001     to     10.000                     7                   480,397.20                     0.59
                                      --------------------   ------------------------     ------------------------------
      TOTAL                                     718             $  81,948,589.40                   100.00%

                          LOAN GROUP 2 INITIAL RATE CAP

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
        INITIAL RATE CAP (%)             MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
None                                               3            $     224,252.60                     0.27%
1.0000                                           208               22,771,907.67                    27.79
1.4000                                             1                   80,567.97                     0.10
1.5000                                           318               40,256,340.92                    49.12
2.0000                                            27                3,017,477.76                     3.68
3.0000                                           160               15,154,476.94                    18.49
6.0000                                             1                  443,565.54                     0.54
                                      --------------------   ------------------------     ------------------------------
TOTAL                                            718            $  81,948,589.40                   100.00%

                         LOAN GROUP 2 PERIODIC RATE CAP

                                                                                          % OF AGGREGATE PRINCIPAL
                                                                 PRINCIPAL BALANCE         BALANCE OF LOAN GROUP 2
                                           NUMBER OF             OUTSTANDING AS OF            OUTSTANDING AS OF
       PERIODIC RATE CAP (%)             MORTGAGE LOANS          THE CUT-OFF DATE             THE CUT-OFF DATE
----------------------------------    --------------------   ------------------------     ------------------------------
None                                               1            $      99,839.09                     0.12%
1.000                                            353               36,240,404.64                    44.22
1.500                                            337               40,870,811.15                    49.87
2.000                                             27                4,737,534.52                     5.78
                                      --------------------   ------------------------     ------------------------------
TOTAL                                            718            $  81,948,589.40                   100.00%

THE INDEX

         With respect to approximately 91.87% of the Group 2 Mortgage Loans, the Index is the average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note as published by Fannie Mae ("SIX MONTH LIBOR"); with respect to approximately 7.06% of the Group 2 Mortgage Loans, the Index is the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal

Reserve Board in Statistical Release H.15(519) and most recently available as of a day specified in the related note ("One Year CMT"); and with respect to approximately 1.07% of the Group 2 Mortgage Loans, the Index is a variety of indices, none of which comprise more than 0.31% of the Group 2 Mortgage Loans. Listed below are some historical values for the months indicated of two of the indices.

                                 SIX MONTH LIBOR

                                                                     YEAR
                                  ----------------------------------------------------------------------------
MONTH                                2000      1999       1998       1997       1996       1995       1994
-----------                       ---------- --------- --------- ----------- ---------- ----------------------
January                              6.29%     4.97%      5.63%      5.69%      5.27%      6.69%      3.38%
February                             6.33%     5.13%      5.70%      5.69%      5.30%      6.44%      4.00%
March                                6.53%     5.06%      5.75%      5.94%      5.50%      6.50%      4.25%
April                                6.73%     5.04%      5.81%      6.00%      5.56%      6.38%      4.69%
May                                  7.11%     5.25%      5.75%      6.00%      5.63%      6.00%      5.00%
June                                 7.00%     5.65%      5.78%      5.91%      5.79%      6.00%      5.25%
July                                 6.89%     5.71%      5.75%      5.80%      5.88%      5.88%      5.31%
August                               6.83%     5.92%      5.59%      5.84%      5.77%      5.91%      5.31%
September                            6.76%     5.96%      5.25%      5.84%      5.73%      5.95%      5.75%
October                              6.72%     6.12%      4.98%      5.79%      5.57%      5.88%      5.94%
November                             6.64%     6.06%      5.15%      5.91%      5.54%      5.69%      6.56%
December                                       6.13%      5.07%      5.84%      5.60%      5.51%      7.00%

                                  ONE YEAR CMT

                                                                    YEAR
                                  ----------------------------------------------------------------------------
MONTH                              2000       1999       1998       1997       1996       1995       1994
-----------                       ---------- --------- --------- ----------- ---------- ----------------------
January                            6.12%      4.51%      5.24%      5.61%      5.09%      7.05%      3.54%
February                           6.22%      4.70%      5.31%      5.53%      4.94%      6.70%      3.87%
March                              6.22%      4.78%      5.39%      5.80%      5.34%      6.43%      4.32%
April                              6.15%      4.69%      5.38%      5.99%      5.54%      6.27%      4.82%
May                                6.33%      4.85%      5.44%      5.87%      5.64%      6.00%      5.31%
June                               6.17%      5.10%      5.41%      5.69%      5.81%      5.64%      5.27%
July                               6.08%      5.03%      5.36%      5.54%      5.85%      5.59%      5.48%
August                             6.18%      5.20%      5.21%      5.56%      5.67%      5.75%      5.56%
September                          6.13%      5.25%      4.71%      5.52%      5.83%      5.62%      5.76%
October                            6.01%      5.43%      4.12%      5.46%      5.55%      5.59%      6.11%
November                           6.09%      5.55%      4.53%      5.46%      5.42%      5.43%      6.54%
December                                      5.84%      4.52%      5.53%      5.47%      5.31%      7.14%

         If any Index becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index which is based upon comparable information.

FHA MORTGAGE LOANS AND VA MORTGAGE LOANS

         Approximately 56.93% of the Sub-group 1A Mortgage Loans are subject to FHA insurance as described herein (the "FHA MORTGAGE LOANS") and approximately 12.16% of the Sub-group 1A Mortgage Loans are subject to a VA guaranty as described herein (the "VA MORTGAGE LOANS"). Approximately 28.88% of the Sub-group 1A Mortgage Loans are Mortgage Loans which were originated using FHA documents but, for varying reasons, are not subject to FHA insurance (the "FHA UNINSURED MORTGAGE LOANS"). Approximately 2.02% of the Subgroup 1A Mortgage
Loans are Mortgage Loans which were originated using VA documents but, for varying reasons, are not subject to a VA guaranty (the "VA NON-GUARANTEED MORTGAGE LOANS"). The Seller acquired the FHA Uninsured Mortgage Loans and the VA Non-guaranteed Mortgage Loans without any FHA insurance or a VA guaranty in effect. Approximately 1.73% of the Group 2 Mortgage Loans are FHA Mortgage Loans or are VA Mortgage Loans. Approximately 0.48% of the Group 2 Mortgage Loans are FHA Uninsured Mortgage Loans or are VA Non-guaranteed Mortgage Loans. All FHA Mortgage Loans and VA Mortgage Loans must conform to HUD or VA origination guidelines, as the case may be, at the time of origination. The FHA Mortgage Loans will be insured by the Federal Housing Administration (the "FHA") of the United States Department of Housing and Urban Development ("HUD")as authorized under the National Housing Act of 1934, as amended (the "NATIONAL HOUSING ACT"), and the United States Housing Act of 1937, as amended (the "UNITED STATES HOUSING ACT"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

         The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.

         The Servicer collects insurance premiums for the FHA Mortgage Loans and pays them to the FHA. The regulations governing FHA-insured single-family mortgage insurance programs generally provide that insurance benefits are payable upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD. With respect to a defaulted FHA Mortgage Loan, the Servicer may be limited in its ability to initiate foreclosure proceedings. Historically, pursuant to an assignment program (the "ASSIGNMENT PROGRAM"), HUD in certain circumstances offered qualified mortgagors who had defaulted on an FHA insured mortgage loan an opportunity to avoid foreclosure and retain their homes. Under the Assignment Program, the FHA serviced FHA insured mortgage loans that had defaulted and been assigned to HUD under the Assignment Program In addition, HUD gave forbearance for a period of no longer than 36 months to mortgagors who had demonstrated a temporary inability to make full payments due to circumstances beyond the mortgagor's control such as a reduction in income or increase in expenses. The Assignment Program was terminated and replaced with mandatory loss mitigation procedures in April 1996 whereby servicers of defaulted FHA-insured mortgage loans must choose from a variety of tools to cure a default prior to filing an FHA insurance claim.

         HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Presently, claims for most programs are being paid in cash and, for the most part, claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debenture interest rate and mature 20 years from the date of issue.

         The amount of insurance benefits the FHA generally pays is equal to the entire unpaid principal amount of the defaulted FHA Mortgage Loan, adjusted to reimburse the Servicer of that FHA Mortgage Loan for certain costs and expenses and to deduct certain amounts the Servicer receives or retains after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the Servicer is generally compensated for no more than two-thirds of its foreclosure costs and attorneys' fees (which fees are evaluated based upon HUD guidelines), and is compensated for accrued and unpaid mortgage interest for a limited period prior to the institution of foreclosure or other acquisition in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD, and the Servicer is otherwise in material compliance with FHA regulations. Provided that the Servicer is in material compliance with FHA regulations, the Servicer will generally be entitled to the debenture interest which would have been earned, as of the date the cash payment is received, had the benefits been paid in debentures. Except where unpaid mortgage interest is recoverable pursuant to an approved special forbearance plan, such debenture interest is generally payable from a date 60 days after the mortgagor's first uncorrected failure to perform any obligation or make any payment due under the mortgage loan, which results in no recovery of interest accrued during the first two months of delinquency.

         Under certain circumstances, as set forth in the regulations, HUD is authorized to request or require the Servicer to pursue a deficiency judgment against any defaulting mortgagor. In this regard, HUD may request or require the Servicer (as the case may be under the regulations) to pursue a deficiency judgment in connection with the foreclosure. Under neither case would the Servicer be responsible for collecting on the judgment. Further, in all cases, HUD may reimburse the Servicer for all additional costs of seeking the judgment.

         As of the date hereof, the maximum guaranty that may be issued by the VA under a VA Mortgage Loan are generally (a) as to loans with an original principal amount of $45,000 or less, 50% of such loan, (b) as to loans with an original principal amount of greater than $45,000, but not more than $56,250, $22,500; (c) as to loans with an original principal amount of more than $56,250, but not more than $144,000, the lesser of $36,000 or 40% of the loan, and (d) as to loans with an original principal amount of more than $144,000 (for an owner-occupied, single family home or condominium unit), the lesser of $50,750 or 25% of the loan. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. The VA may, at its option and without regard to the guaranty, make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

         With respect to a defaulted VA Mortgage Loan, the Servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. However, notwithstanding the foregoing, the regulations require the Servicer to take immediate action if it determines that the debtor has abandoned the property to be foreclosed upon or that the property has been or may be subject to extraordinary waste or if there exist conditions justifying the appointment of a receiver for the property. Generally, a claim for the guaranty is submitted after liquidation of the mortgaged property. Upon default and subsequent termination of a VA-guaranteed loan by a servicer, the VA makes a determination, using a formula, whether it will reduce its maximum claim liability by acquiring and reselling the property or by paying the claim on its guaranty without such acquisition. If the VA determines it will acquire the property, it will establish a maximum price, known as the specified amount, which the servicer may bid at the foreclosure sale in order for the servicer to subsequently convey the property to the VA. If the servicer purchases the property at the sale for no more than such specified amount, it may convey the property to the VA in return for the payment of such amount. The VA also pays, up to the maximum amount of the loan guaranty, the claim for the difference between the price paid for the property and any balance remaining on the loan. If, however, the VA determines that acquiring and disposing of the property would increase rather than reduce the government's loss, it will not establish a maximum bid price for the holder to bid at the foreclosure sale (thus, a "no-bid"), but rather will solely pay the guaranty claim up to the maximum amount of the guaranty, once the loss on the loan has been established. In the event of a no-bid, the servicer must foreclose on the defaulted VA Mortgage Loan and thus a loss may be incurred on such mortgage loan in an amount equal to the difference between (a) the total indebtedness and (b) the sum of (i) the guaranteed amount and (ii) the proceeds of any foreclosure.

         The amount payable under the guaranty will be the percentage of the VA Mortgage Loan originally guaranteed applied to the indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guaranty will be applied to the unpaid principal amount of the VA Mortgage Loan, interest accrued on the unpaid balance thereof to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that such amounts have not been recovered through liquidation of the mortgaged property. The amount payable under the guaranty may in no event exceed the amount of the original guaranty.

TERMS OF THE MORTGAGE LOANS

         The Mortgage Loans accrue interest on a simple interest basis (the "SIMPLE INTEREST MORTGAGE LOANS") or a self-amortizing basis (the "ACTUARIAL MORTGAGE LOANS"). Approximately 1.34% of the Mortgage Loans are expected to be Simple Interest Mortgage Loans, and approximately 98.66% of the Mortgage Loans are expected to be Actuarial Mortgage Loans, in each case as a percentage of the Cut-off Date Principal Balance.

         For Simple Interest Mortgage Loans, the Mortgage Loan is amortized over a series of equal monthly payments. Each monthly interest payment is calculated by multiplying the outstanding Principal Balance of the loan by the stated interest rate. Such product is then multiplied by a fraction, the numerator of which is the number of days elapsed since the preceding payment of interest was made and the denominator of which is either 365 or 360, depending on applicable state law. Payments received on a Simple Interest Mortgage Loan are applied first to interest accrued to the date payment is received and second to reduce the unpaid Principal Balance of the Mortgage Loan. Accordingly, if a mortgagor makes a payment on the Mortgage Loan less than 30 days after the previous payment, the interest collected for the period since the preceding payment was made will be less than 30 days' interest, and the amount of principal repaid in such month will be correspondingly greater. Conversely, if a mortgagor makes a payment on the Mortgage Loan more than 30 days after the previous payment, the interest collected for the period since the preceding payment was made will be greater than 30 days' interest, and the amount of principal repaid in the month will be correspondingly reduced. As a result, based on the payment characteristics of a particular mortgagor, the principal due on the final due date of a Simple Interest Mortgage Loan may vary from the principal payment that would be made if payments for such Mortgage Loan were always made on their due dates.

         For Actuarial Mortgage Loans, interest will be calculated based on a 360-day year of twelve 30-day months. When a full prepayment of principal is made on an Actuarial Mortgage Loan during a month, the mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid. When a partial prepayment of principal is made on an Actuarial Mortgage Loan during a month, the mortgagor generally is not charged interest on the amount of the partial prepayment during the month in which such prepayment is made.

         If a mortgagor pays more than one installment on a Simple Interest Mortgage Loan at a time, the regular installment will be treated as described above. However, the entire amount of the additional installment will be treated as a receipt of one or more regular principal payments and applied to reduce the Principal Balance of the related Mortgage Loan. Although such mortgagor will not be required to make the next monthly installment, interest will continue to accrue on the Principal Balance of such Mortgage Loan, as reduced by the application of the early installment. As a result, when such mortgagor pays the next required installment on a Simple Interest Mortgage Loan, such payment may be insufficient to cover the interest that has accrued since the last payment by the mortgagor. Notwithstanding such insufficiency, such Mortgage Loan would be considered to be current. This situation would continue until the monthly installments are once again sufficient to cover all accrued interest and to reduce the Principal Balance of such Mortgage Loan. Depending on the Principal Balance and interest rate of the related Mortgage Loan and on the number of installments paid early, there may be extended periods of time during which Simple Interest Mortgage Loans in respect of which such additional installments have been made are not amortizing and are considered current.

PRIMARY MORTGAGE INSURANCE

         Approximately 31.27% of the Group 1 Mortgage Loans and approximately 51.12% of the Group 2 Mortgage Loans (in each case, by aggregate Principal Balance as of the Cut-off Date) are covered by a primary mortgage insurance policy.

         Each such Mortgage Loan has an original loan-to-value ratio in excess of 60%. However, the related primary mortgage insurance policy insures only that portion of the Mortgage Loan in excess of 60% of the value of such Mortgage Loan, as calculated and more fully described in the policy, a copy of which is available from the Servicer upon request. None of the Mortgage Loans covered by a primary mortgage insurance policy is an FHA or VA Mortgage Loan.

                                   THE SELLER

         Credit-Based Asset Servicing and Securitization LLC is a Delaware limited liability company with its principal place of business in New York, New York. The information set forth in the following paragraphs has been provided by the Seller and neither the Depositor nor any other party makes any representation as to the accuracy or completeness of such information.

         The Seller was established in July 1996 as a venture of Mortgage Guaranty Insurance Corporation ("MGIC"), Enhance Financial Services Group, Inc. ("EFSG") and certain members of management of the Seller. Each of MGIC and EFSG has approximately a 46% interest in the Seller with the management of the Seller owning the remainder. EFSG and MGIC are publicly traded companies which file such periodic reports with the Securities and Exchange Commission (the "COMMISSION") as are required by the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. Radian Group Inc. ("Radian") and EFSG announced on November 14, 2000 that they had entered into a definitive agreement pursuant to which Radian would acquire EFSG, including EFSG's 46% interest in the Seller. The transaction, which is expected to close in the first quarter of 2001, is subject to various regulatory approvals, as well as the approval of Radian and EFSG stockholders and certain conditions.

         On September 30, 2000, the Seller had approximately $955 million in assets, approximately $716 million in liabilities and approximately $239 million in equity.

         The Seller's principal business is the purchasing of performing, sub-performing and non-performing residential mortgage loans from banks and other financial institutions and individuals and mortgage-related securities, including non-investment grade subordinated securities, for investment and securitization. Substantially all of the mortgage loans the Seller owns are serviced by its wholly-owned subsidiary, Litton Loan Servicing LP. The Seller does not originate mortgages. The Seller is a HUD-approved investing mortgagee.

                             UNDERWRITING STANDARDS

         The following is a description of the underwriting standards used by the Seller in connection with its acquisition of the Mortgage Loans.

         Each Mortgage Loan included in the Trust Fund has satisfied the credit, appraisal and underwriting guidelines the Seller established that are described below. To determine satisfaction of such guidelines, the Seller or a loan reviewer in general reviewed the files related to the Mortgage Loans in connection with the acquisition of the Mortgage Loans by the Seller. These files may include the documentation pursuant to which the mortgage loan was originally underwritten, as well as the mortgagor's payment history on the mortgage loan. The Seller's underwriting guidelines when re-underwriting mortgage loans are intended to evaluate the mortgagor's credit standing, repayment ability and willingness to repay debt, as well as the value and adequacy of the mortgaged property as collateral. In general, to establish the adequacy of the mortgaged property as collateral, the Seller will obtain a current appraisal, broker's price opinion, and/or drive-by or desk review of such property, prepared within six months of the Seller's purchase. A mortgagor's ability and willingness to repay debts (including the Mortgage Loan) in a timely fashion must be demonstrated by the quality, quantity and durability of income history, history of debt management, history of debt repayment, and net worth accumulation. Accordingly, the Seller also obtains and reviews a current credit report for the mortgagor.

         The Seller purchases mortgage loans that were originated pursuant to one of the following documentation programs:

         Full Documentation. Mortgage loans originally underwritten with "FULL DOCUMENTATION" include a detailed application designed to provide pertinent credit information. As part of the description of the mortgagor's financial condition, the mortgagor was required to fill out a detailed application designed to provide pertinent credit information. As part of the description of the mortgagor's financial condition, the mortgagor provided a balance sheet, current as of the origination of the mortgage loan, describing assets and liabilities and a statement of income and expenses, as well as authorizing the originator to obtain a credit report which summarizes the mortgagor's credit history with local merchants and lenders and any record of bankruptcy. In addition, an employment verification was obtained wherein the employer reported the length of employment with that organization, the mortgagor's salary as of the mortgage loan's origination, and an indication as to whether it is expected that the mortgagor will continue such employment after the mortgage loan's origination. If a mortgagor was self-employed when such mortgagor's loan was originated, the mortgagor submitted copies of signed tax returns. The originator was also provided with deposit verification at all financial institutions where the mortgagor had demand or savings accounts.

         In determining the adequacy of the property as collateral at origination, an independent appraisal was made of each property considered for financing. The appraiser inspected the property and verified that it was in good condition and that construction, if new, had been completed at the time of the loan's origination. Such appraisal was based on the appraiser's judgment of values, giving appropriate weight to both the then market value of comparable homes and the cost of replacing the property.

         Other Levels of Documentation. Other mortgage loans purchased and re-underwritten by the Seller were originally underwritten pursuant to alternative documentation programs that require less documentation and verification than do traditional "FULL DOCUMENTATION" programs, including "NO DOCUMENTATION," "LIMITED DOCUMENTATION" and "ALTERNATIVE DOCUMENTATION" programs for certain qualifying mortgage loans. Under a "NO DOCUMENTATION" program, the originator does not undertake verification of a mortgagor's income or assets. Under a "LIMITED DOCUMENTATION" program, certain underwriting documentation concerning income and employment verification is waived. "ALTERNATIVE DOCUMENTATION" programs allow a mortgagor to provide W-2 forms instead of tax returns, permits bank statements in lieu of verification of deposits and permits alternative methods of employment verification. Under "STATED DOCUMENTATION" programs, a mortgagor's income is deemed to be that stated on the mortgage application and is not independently verified by the originator. These are underwriting programs designed to streamline the underwriting process by eliminating the requirement for income verification. Depending on the facts and circumstances of a particular case, the originator of the mortgage loan may have accepted other mortgage loans based on limited documentation that eliminated the need for either income verification and/or asset verification. The objective use of limited documentation is to shift the emphasis of the underwriting process from the credit standing of the mortgagor to the value and adequacy of the mortgaged property as collateral.

         Owner-Financed   Mortgage  Loans.  The  Owner-financed  Mortgage  Loans
comprise approximately 11.87% of the Group 1 Mortgage Loans and none of the Group 2 Mortgage Loans (in each case, by Cut-off Date Principal Balance).

         The Seller routinely purchases mortgage loans which are owner-financed mortgage loans ("OWNER FINANCED MORTGAGE LOANS"). Owner-financed Mortgage Loans are originated by the individual sellers of the related mortgaged property who generally are inexperienced in matters pertaining to mortgage banking. These mortgage loans were originated with less stringent standards than the other mortgage loans the Seller purchases typically. The mortgagor under an owner-financed mortgage loan generally does not complete a mortgage loan application and the seller of the related property generally does not verify the income or employment of the related mortgagor. In connection with the Seller's acquisition of an Owner-financed Mortgage Loan, the Seller obtained and reviewed the credit history and payment history of the mortgagor. In deciding to purchase Owner-financed Mortgage Loans, the Seller generally places considerable emphasis on the value of the mortgaged property. The Seller, in connection with its underwriting of an Owner-financed Mortgage Loan, calculates the loan-to-value ratio of the mortgage loan at the time of acquisition for underwriting purposes to determine the mortgagor's equity in the related mortgaged property. A drive-by appraisal of the market value of each mortgaged property relating to an Owner-financed Mortgage Loan generally was obtained within 90 days prior to the Seller's purchase of such mortgage loan. However, in certain instances, the Seller may have utilized a previous appraisal if it was completed within one year prior to the Seller's purchase, in which case the Seller will generally require the appraiser to recertify the value in such appraisal. The Seller may have acquired an Owner-financed Mortgage Loan based upon a statistical valuation provided by independent data providers of the mortgaged property and subsequently obtained a drive-by appraisal, generally within three months of acquisition.

         For a discussion of the certain risks related to Owner-financed Mortgage Loans that a Certificateholder should consider prior to purchase, see "Risk Factors--There are risks related to owner-financed mortgage loans" in this prospectus supplement.

                                  THE SERVICER

         Litton Loan Servicing LP provided the information set forth in the following paragraphs. None of the Depositor, the Seller, the Trustee, the Underwriters or any of their respective affiliates have made or will make any representation as to the accuracy or completeness of such information.

         Litton Loan Servicing LP (the "Servicer"), a Delaware limited partnership and a wholly-owned subsidiary of the Seller, will act as the servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement. Litton Loan Servicing LP was formed in December 1996, with all of the general and limited partnership interests owned by

EFSG, MGIC and C-BASS Holding LLC. On October 1, 1998 Litton Loan Servicing, Inc. was a wholly-owned subsidiary of EFSG and transferred its business to the Servicer. From and after October 1, 1998, the Servicer has been conducting all activities formerly conducted by Litton Loan Servicing, Inc. The Servicer currently employs approximately 226 individuals. The main office of the Servicer is located at 5373 W. Alabama, Houston, Texas 77056. The Servicer is currently a FNMA and FHLMC approved servicer and an approved FHA and VA lender with a servicing portfolio in excess of $5.15 billion. The Servicer specializes in servicing sub-performing mortgage loans and entering into workouts with the related mortgagors. Recent transactions for which the Servicer acts as servicer include C-BASS ABS, LLC 1998-1, Merrill Lynch Mortgage Investors, Inc. Series 1998-FF2, Series 1998-FF3, Series 1998-GN3, Series 1999-H1, Series 1999-H2,
Series 1999-CB1, Series 1999-CB2, Series 1999-CB4, Series 1999-NC1, Series 2000-FF1, Series 2000-CB1, New Century Mortgage Securities, Inc., Series 1999-NCC, Financial Asset Securities Corp., Series 1998-3, Series 1999-CB5, Series 2000-1, Asset Backed Funding Corporation, Series 1999-1, Series 2000-CB2, Prudential Securities Secured Financing Corporation Series 2000-CB3 and PaineWebber Mortgage Acceptance Corporation IV, Series 2000HE-1.

         Fitch assigned the Servicer its RSS1 residential special servicer rating on November 16, 1999. The rating is based on the Servicer's ability to manage and liquidate nonperforming residential mortgage loans and real estate owned assets. This RSS1 rating is the highest special servicer rating attainable from Fitch which reflects the Servicer's sophisticated proprietary default management technology, the financial strength of its well-capitalized parent and its highly experienced management and staff.

         Fitch assigned the Servicer its RPS2 primary servicer rating for sub-prime and high loan-to-value ratio product. The RPS2 rating is currently the highest subprime primary servicer rating attainable from Fitch for any subprime servicer, which is based on the strength of the Servicer's loan administration processes including new loan set-up procedures and related technology, loan accounting/cash management and loan reporting. The RPS2 rating for high loan-to-value ratio product is based on the Servicer's intensive focus on early collection and loss mitigation.

         In addition, Fitch has also assigned the Servicer its Special Servicer Designation TM for residential mortgages.

         Delinquency and Foreclosure Experience. The following table sets forth the delinquency and foreclosure experience of the mortgage loans the Servicer serviced as of the dates indicated. The Servicer's portfolio of mortgage loans may differ significantly from the Mortgage Loans in terms of interest rates, principal balances, geographic distribution, types of properties and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the Mortgage Loans will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted Mortgage Loans. The actual delinquency experience on the Mortgage Loans will depend, among other things, upon the value of the real estate securing such Mortgage Loans and the ability of the related mortgagor to make required payments. It should be noted that the Servicer's business emphasizes to a certain degree the acquisition of servicing rights with respect to non-performing and subperforming mortgage loans and the Servicer has been an active participant in the market for such servicing rights since 1997. The acquisition of such servicing rights may have affected the delinquency and foreclosure experience of the Servicer.

                                                        DELINQUENCY 1

                                   AS OF SEPTEMBER 30, 2000       AS OF DECEMBER 31, 1999           AS OF DECEMBER 31, 1998
                              -------------------------------  ------------------------------   ---------------------------------
                                                      % BY                            % BY                              % BY
                              NO. OF    PRINCIPAL    PRINCIPAL NO. OF    PRINCIPAL    PRINCIPAL NO. OF    PRINCIPAL     PRINCIPAL
                              LOANS     BALANCE (2)  BALANCE   LOANS     BALANCE (2)  BALANCE   LOANS     BALANCE (2)   BALANCE
                              ------  --------------  -------  ------   ------------- --------- ------  --------------- ---------
Current Loans                 48,699  $3,371,172,566    67.5%   37,105  $2,580,776,677  69.98%   39,063  $2,489,678,138   78.01%
Period of Delinquency(4)
30 Days                        7,146    $502,100,981    10.1%    4,638    $323,122,291   8.76%    3,689    $233,734,152    7.32%
60-89 Days                     2,723    $196,753,561     3.9%    1,886    $133,339,006   3.62%    1,497     $87,944,512    2.76%

90 Days or More                3,030    $179,919,121     3.6%    2,056    $127,745,979   3.46%    2,578    $121,504,523    3.81%
                              ------  --------------  -------   ------  -------------- -------   ------  --------------  -------

TOTAL DELINQUENCY             12,899    $878,773,663    17.6%    8,580    $584,207,276  15.84%    7,764    $443,183,187   13.89%
                              ======  ==============  =======   ======  ============== =======   ======  ==============  =======
Foreclosures/Bankruptcy(4)     7,883    $613,260,143    12.3%    5,503    $433,109,387  11.74%    2,780    $197,668,255    6.19%
Real Estate Owned              1,938    $128,836,135     2.6%    1,264     $89,691,707   2.43%    1,009     $60,867,154    1.91%
                              ------  --------------  -------   ------  -------------- -------   ------  --------------  -------
TOTAL PORTFOLIO               71,419  $4,992,042,507  100.00%   52,452  $3,687,785,047 100.00%   50,616  $3,191,396,734  100.00%
                              ======  ==============  =======   ======  ============== =======   ======  ==============  =======

-------------------
(1) The table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated.
(2) For the Real Estate Owned properties, the principal balance is at the time of foreclosure.
(3) No mortgage loan is included in this section of the table as delinquent until it is 30 days past due.
(4) Exclusive of the number of loans and principal balance shown in Period of Delinquency.

         It is unlikely that the delinquency experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency experience of the Servicer's mortgage portfolio set forth in the foregoing table. The statistics shown above represent the delinquency experience for the Servicer's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool. The Servicer does not have significant historical delinquency, bankruptcy, foreclosure or default experience that may be referred to for purposes of estimating the future delinquency and loss experience of Mortgage Loans. There can be no assurance that the Mortgage Loans comprising the Mortgage Pool will perform consistent with the delinquency or foreclosure experience described herein. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the Servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Pool.

                       THE POOLING AND SERVICING AGREEMENT

GENERAL

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement. The Trust Fund created under the Pooling and Servicing Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related mortgage notes, mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of Certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement. The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Trustee.

ASSIGNMENT OF THE MORTGAGE LOANS

         On or about December 13, 2000 ( the "CLOSING DATE" ), the Depositor will transfer to the Trust Fund all of its right, title and interest in and to each Mortgage Loan, the related mortgage notes, mortgages and other related documents (collectively, the "RELATED DOCUMENTS"), including all scheduled payments with respect to each such Mortgage Loan due after the Cut-off Date and all rights under the related FHA Insurance Agreement or the VA Guaranty, as applicable. The Trustee, concurrently with such transfer, will deliver the Certificates to the Depositor. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "MORTGAGE LOAN SCHEDULE") delivered to the Trustee pursuant to the Pooling and Servicing Agreement. Such Mortgage Loan Schedule will include information such as the Principal Balance of each Mortgage Loan as of the Cut-off Date, its Mortgage Interest Rate as well as other information.

         The Pooling and Servicing Agreement will require that, within the time period specified therein, the Seller will deliver or cause to be delivered to Bank One Trust Company, NA (the "CUSTODIAN"), as the Trustee's agent for such purpose, the mortgage notes endorsed to the Trustee on behalf of the Certificateholders and the Related Documents. In lieu of delivery of original mortgages or mortgage notes, if such original is not available or lost, the Seller may deliver or cause to be delivered true and correct copies thereof, or, with respect to a lost mortgage note, a lost note affidavit executed by the Seller or the originator of such Mortgage Loan.

         Within 60 days following the Closing Date, the Trustee will review (or cause the Custodian to review) the Mortgage Loans and the Related Documents pursuant to the Pooling and Servicing Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect has a material and adverse effect on the Certificateholders and is not cured within 120 days following notification thereof to the Seller (or within 90 days of the earlier of the Seller's discovery or receipt of notification if such defect would cause the Mortgage Loan not to be a "qualified mortgage" for REMIC purposes) and the Trustee by the Custodian (or 150 days following the Closing Date, in the case of missing mortgages or assignments), the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any of the REMICs comprising the Trust Fund as a REMIC or result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "PURCHASE PRICE") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Mortgage Interest Rate through the end of the calendar month in which the purchase is effected, plus the amount of any unreimbursed Advances and Servicing Advances made by the Servicer. If, however, a Mortgage Loan is discovered to be defective in a manner that would cause it to be a "DEFECTIVE OBLIGATION" within the meaning of Treasury regulations relating to REMICs, the Seller will be obligated to cure the defect or make the required purchase or substitution no later than 90 days after the earlier of its discovery or receipt of notification of the defect. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders.

         In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "SUBSTITUTION ADJUSTMENT") equal to the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan.

         An "ELIGIBLE SUBSTITUTE MORTGAGE LOAN" is a mortgage loan the Seller substitutes for a Defective Mortgage Loan which must, on the date of such substitution,

         (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the Principal Balance of the Defective Mortgage Loan;

         (ii) have a Mortgage Interest Rate, with respect to a Group 1 Mortgage Loan, not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan or, with respect to a Group 2 Mortgage Loan, have a Maximum Loan Rate and Minimum

Loan Rate not less than the respective rate for the Defective Mortgage Loan and have a Gross Margin equal to or greater than the Defective Mortgage Loan;

         (iii) have the same Due Date as the Defective Mortgage Loan;

         (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan;

         (v) comply with each representation and warranty as to the Mortgage Loans set forth in the Pooling and Servicing Agreement (deemed to be made as of the date of substitution);

         (vi) have been underwritten or re-underwritten by the Seller in accordance with the same underwriting criteria and guidelines as the Mortgage Loans being replaced;

         (vii) must be of the same or better credit quality as the Mortgage Loan being replaced; and

         (viii) satisfy certain other conditions specified in the Pooling and Servicing Agreement.

         The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan (e.g., Cut-off Date Principal Balance and the Mortgage Interest Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Depositor, the Seller has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; and (ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan and Related Documents, the Seller will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust Fund. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Pooling and Servicing Agreement that materially and adversely affects the interests of the Certificateholders.

         Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "DEFECTIVE MORTGAGE LOANS."

         Pursuant to the Pooling and Servicing Agreement, the Servicer will service and administer the Mortgage Loans as more fully set forth therein.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT

         The Servicer will establish and maintain or cause to be maintained a separate trust account (the "COLLECTION ACCOUNT") for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined herein). Upon receipt by the Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Servicing Fee, the mortgage insurance premiums, reimbursement for Advances and Servicing Advances, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in permitted investments (as described in the Pooling and Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account. A "BUSINESS DAY" is any weekday that is not a federally recognized holiday, beginning at 9:00 a.m. Eastern Time and ending at 5:00 p.m. Eastern Time. The Trustee will establish an account (the "DISTRIBUTION ACCOUNT") into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in permitted investments maturing on or before the Business Day prior to the related Distribution Date unless such permitted investments are invested in investments managed or advised by the Trustee or an affiliate thereof, in which case such permitted investments may mature on the related Distribution Date.

         An "ELIGIBLE ACCOUNT" is a segregated account that is:

         (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1" (or the equivalent) by each of the Rating Agencies at the time any amounts are held on deposit therein,

         (ii) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to permitted investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained,

         (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity, or

         (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee.

Permitted investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

ADVANCES

         Subject to the following limitations, the Servicer will be obligated to advance or cause to be advanced at least one Business Day prior to each Distribution Date its own funds, or funds in the Collection Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee and any mortgage insurance premiums that were due during the related Collection Period on the Actuarial Mortgage Loans, other than Balloon Payments, and that were not received by the related Determination Date and, with respect to Balloon Loans which are Actuarial Mortgage Loans, with respect to which the Balloon Payment is not made when due, an assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan (any such advance, an "ADVANCE").

         The Servicer will not make any Advances of principal or interest with respect to Simple Interest Mortgage Loans or REO Properties.

         Advances with respect to Actuarial Mortgage Loans are required to be made only to the extent the Servicer deems them to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Servicer will not be required, however, to make any Advances with respect to reductions in the amount of the Monthly Payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "RELIEF ACT"). Subject to the recoverability standard above, the Servicer's obligation to make Advances as to any Actuarial Mortgage Loan will continue until the earlier of such time as the Trust acquires title to the related Mortgaged Property or such Mortgage Loan is paid in full by the mortgagor or disposed of by the Trust.

         All Advances will be reimbursable to the Servicer from late collections, insurance proceeds and liquidation proceeds from the Mortgage Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Mortgage Loan that the Servicer deems to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Servicer out of any funds in the Collection Account prior to the distributions on the Certificates. In the event the Servicer fails in its obligation to make any such Advance, the Trustee, in its capacity as successor Servicer, will be obligated to make any such Advance, to the extent required in the Pooling and Servicing Agreement.

         In the course of performing its servicing obligations, the Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage. Each such expenditure will constitute a "SERVICING ADVANCE."

         The Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts the Servicer may collect from the related mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the Servicer, in which event reimbursement will be made to the Servicer from any funds in the Collection Account prior to the distributions on the Certificates.

THE TRUSTEE

         The Chase Manhattan Bank, a New York banking corporation, will act as trustee (the "TRUSTEE") for the Certificates pursuant to the Pooling and Servicing Agreement. The Trustee's offices for notices under the Pooling and Servicing Agreement are located at 450 West 33rd Street, 14th floor, New York, New York 10001, Attention: Structured Finance, C-BASS Series 2000-CB4. The Trustee's telephone number is (212) 946-3307. The principal compensation to be paid to the Trustee in respect of its obligations under the Pooling and
Servicing Agreement will be the "TRUSTEE FEE." The Pooling and Servicing Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust Fund and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee in the ordinary course of the Trustee's performance in accordance with the provisions of the Pooling and Servicing Agreement) the Trustee incurs arising out of or in connection with the acceptance or administration of its obligations and duties under the Pooling and Servicing Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Pooling and Servicing Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Pooling and Servicing Agreement, or by reason of reckless disregard, of the Trustee's obligations and duties under the Pooling and Servicing Agreement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The principal compensation (the "SERVICING FEE") to be paid to the Servicer in respect of its servicing activities for the Certificates will be at the "SERVICING FEE RATE" of 0.50% per annum on the Principal Balance of each Mortgage Loan. As additional servicing compensation, the Servicer is entitled to retain all service-related fees, including assumption fees, modification fees, extension fees and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Collection Account and any escrow accounts. The Servicer is obligated to offset any Prepayment Interest Shortfall on Actuarial Mortgage Loans on any Distribution Date (payments the Servicer makes in satisfaction of such obligation, "COMPENSATING INTEREST") by an amount not in excess of one-half of its Servicing Fee for such Distribution Date. The Servicer will not offset any Prepayment Interest Shortfall on Simple Interest Mortgage Loans on any Distribution Date. The Servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the Mortgage Pool and incurred by the Servicer in connection with its responsibilities under the Pooling and Servicing Agreement and is entitled to reimbursement therefor as provided in the Pooling and Servicing Agreement.

         The Servicer, in its capacity as a special servicer, is also entitled to an additional servicing fee (the "SPECIAL SERVICING FEE"), in connection with Mortgage Loans that are 90 or more days Delinquent (other than with respect to the Re-Performing Mortgage Loans). As more fully described in the Pooling and Servicing Agreement, the Special

Servicing Fee is equal to $150 per Mortgage Loan that is 90 or more days Delinquent, payable monthly for eighteen consecutive months commencing in the first month after the Cut-off Date in which payments on such Mortgage Loan are 90 or more days Delinquent, unless such Mortgage Loan becomes less than 90 days Delinquent or is liquidated or repurchased. The Servicer will remain entitled to receive any Special Servicing Fees owed but not paid from previous Distribution Dates.

         The "DETERMINATION DATE" with respect to any Distribution Date will be the 10th day of the calendar month in which such Distribution Date occurs or, if such day is not a Business Day, the Business Day immediately preceding such 10th day. With respect to any Determination Date and each Mortgage Loan as to which a principal prepayment in full was applied during the prior calendar month, the "PREPAYMENT INTEREST SHORTFALL" is an amount equal to the interest at the Mortgage Interest Rate for such Mortgage Loan (net of the Servicing Fee Rate and mortgage insurance premium, if any) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month.

PLEDGE AND ASSIGNMENT OF SERVICER'S RIGHTS

         On or after the Closing Date, the Servicer will pledge and assign all of its right, title and interest in, to and under the Pooling and Servicing Agreement to one or more lenders (each, a "SERVICING RIGHTS PLEDGEE") selected by the Servicer, including First Union National Bank, as the representative of certain lenders. In the event that an Event of Servicing Termination (as defined below) occurs, the Trustee and the Depositor have agreed to the appointment of the selected Serving Rights Pledgee or its designee as the successor servicer, provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor servicer described in the Pooling and Servicing Agreement (including being acceptable to the Rating Agencies) and that the selected Servicing Rights Pledgee or such designee agrees to be subject to the terms of the Pooling and Servicing Agreement.

OPTIONAL TERMINATION

         The Seller will have the right to purchase all of the Mortgage Loans and REO Properties in the Trust Fund and thereby effect the early retirement of the Certificates, on any Distribution Date on which the aggregate Principal Balance of such Mortgage Loans and REO Properties is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. The first Distribution Date on which such option could be exercised is referred to herein as the "OPTIONAL TERMINATION Date". In the event that the option is exercised, the purchase will be made at a price (the "TERMINATION PRICE") generally equal to par plus accrued and unpaid interest for each Mortgage Loan at the related Mortgage Interest Rate to but not including the first day of the month in which such purchase price is distributed plus the amount of any unreimbursed Advances and Servicing Advances made by the Servicer. Proceeds from such purchase will be included in Available Funds and will be distributed to the holders of the Certificates in accordance with the Pooling and Servicing Agreement. Any such purchase of Mortgage Loans and REO Properties will result in the early retirement of the Certificates.

OPTIONAL PURCHASE OF DEFAULTED LOANS

         As to any Mortgage Loan which is Delinquent in payment by 60 days or more, the Seller may, at its option, purchase such Mortgage Loan from the Trust Fund at the Purchase Price for such Mortgage Loan.

EVENTS OF SERVICING TERMINATION

         Events of Servicing  Termination will consist,  among other things, of:
(i) any failure by the Servicer to deposit in the Collection Account or Distribution Account the required amounts or remit to the Trustee any payment which continues unremedied for one Business Day following written notice to the Servicer; (ii) any failure of the Servicer to make any Advance with respect to an Actuarial Mortgage Loan or to cover any Prepayment Interest Shortfalls on Actuarial Mortgage Loans, as described herein, which failure continues unremedied for one Business Day; (iii) any failure of the Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement, which continues unremedied for 30 days after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer; (iv) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Servicer indicating its insolvency or inability to pay its obligations; or (v) cumulative Realized Losses as of any Distribution Date exceed the permitted amount specified in the Pooling and Servicing Agreement.

RIGHTS UPON EVENT OF SERVICING TERMINATION

         So long as an Event of Servicing Termination under the Pooling and Servicing Agreement remains unremedied, the Trustee may, and at the direction of the holders of the Offered Certificates evidencing not less than 51% of the Voting Rights is required to, terminate all of the rights and obligations of the Servicer in its capacity as servicer with respect to the Mortgage Loans, as provided in the Pooling and Servicing Agreement, whereupon the Trustee will succeed to all of the responsibilities and duties of the Servicer under the Pooling and Servicing Agreement, including the obligation to make any required Advances, subject to the pledge and assignment to the Servicing Rights Pledgee as described above. No assurance can be given that termination of the rights and obligations of the Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the related Mortgage Loans, including the delinquency experience of such Mortgage Loans.

         No holder of an Offered Certificate, solely by virtue of such holder's status as a holder of an Offered Certificate, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of default and unless the holders of Offered Certificates having not less than 51% of the Voting Rights evidenced by the Offered Certificates so agree and have offered indemnity satisfactory to the Trustee.

VOTING RIGHTS

         With respect to any Determination Date, the percentage of all the Voting Rights allocated among holders of the Certificates (other than the Class N, Class X and Class R Certificates) will be 98% and will be allocated among the classes of such Certificates in the proportion that the aggregate Certificate Principal Balance of all the Certificates of such class then outstanding bear to the aggregate Certificate Principal Balance of all Certificates then outstanding. With respect to any Determination Date, the percentage of all the Voting Rights allocated among holders of the Class N and Class X Certificates will be 2%. The Voting Rights allocated to a class of Certificates will be allocated among all holders of each such class in proportion to the outstanding certificate balances (or Percentage Interest) of such Certificates. The Class R Certificates will not have any Voting Rights.

AMENDMENT

         The Seller, the Depositor, the Servicer and the Trustee may amend the Pooling and Servicing Agreement without the consent of the holders of the Certificates, for certain limited purposes set forth in the Pooling and Servicing Agreement. In addition, the Seller, the Depositor, the Servicer and the Trustee and the holders of a majority in interest of any class of Offered Certificates affected thereby may amend the Pooling and Servicing Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of any class of Offered Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any class of Offered Certificates without the consent of the holders of such Certificates; (ii) adversely affect in any material respect the interests of the holders of any class of Offered Certificates in a manner other than as described in clause (i) above, without the consent of the holders of such class evidencing percentage interests aggregating at least 66%; or (iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of Offered Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all such Certificates.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement. Set forth below are summaries of the specific terms and provisions pursuant to which the Offered Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referenced, the actual provisions (including definitions of terms) are incorporated by reference.

         The Trust will issue the Class A-1F, Class A-2F, Class A-1A Certificates (the "CLASS A CERTIFICATES" or the "SENIOR CERTIFICATES"), the Class M-1, Class M-2, Class B-1, Class B-2, Class N and Class X Certificates (the "SUBORDINATED CERTIFICATES") and the Class R Certificates (the "RESIDUAL CERTIFICATES"). The Senior Certificates, the Subordinated Certificates and the Residual Certificates are collectively referred to herein as the "CERTIFICATES." Only the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are offered hereby (the "OFFERED CERTIFICATES").

         The Offered Certificates will have the respective Original Certificate Principal Balances specified on the cover hereof, subject to a permitted variance of plus or minus five percent.

         The Offered Certificates will be issued in book-entry form as described below. The Offered Certificates will be issued in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof.

         Distributions on the Offered Certificates will be made by the Trustee on the 25th day of each month, or if such day is not a Business Day, on the first Business Day thereafter, commencing in December 2000 (each, a "DISTRIBUTION DATE"), to the persons in whose names such Certificates are registered at the close of business on the Record Date. With respect to the Offered Certificates (other than the Class A-1A Certificates), the "RECORD DATE" is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs or the Closing Date, in the case of the first Distribution Date. With respect to the Class A-1A Certificates, the "RECORD DATE" is the Business Day immediately preceding such Distribution Date; provided, however, that if any Class A-1A Certificate becomes a Definitive Certificate (as defined herein), the Record Date for such Certificate will be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

BOOK-ENTRY CERTIFICATES

         The Offered Certificates will be book-entry Certificates (the "BOOK-ENTRY CERTIFICATES"). Persons acquiring beneficial ownership interests in the Offered Certificates ("CERTIFICATE OWNERS") will hold such Certificates through DTC in the United States, or Clearstream or Euroclear (in Europe) if they are participants of such systems (the "PARTICIPANTS"), or indirectly through organizations which are participants in such systems (the "INDIRECT PARTICIPANTS"). The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate Principal Balance of such Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations of $25,000. Except as described below, no person acquiring a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only "CERTIFICATEHOLDER" of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant and on the records of Clearstream or Euroclear, as appropriate).

         Certificate Owners will receive all distributions of principal of and interest on the Book-Entry Certificates from the Trustee through DTC and DTC Participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates.
Participants and Indirect Participants with whom Certificate Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Book-Entry Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

         Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificateholders who are not Participants may transfer ownership of Book-Entry Certificates only through
Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited.
Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificateholders.

         Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the Business Day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream Participants on such Business Day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the Business Day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Material Federal Income Tax Consequences--Partnership Interests," "Material Federal Income Tax Consequences--Debt Securities," "Material Federal Income Tax Consequences--Foreign Investors," and "Material Federal Income Tax Consequences--Backup Withholding" in the prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I in this prospectus supplement.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Participants or Euroclear Participants, on the other, will be effected in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC which is a New York-chartered limited purpose trust company, performs services for its Participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the Rules, as in effect from time to time.

         Clearstream, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Clearstream is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Clearstream's stock.

         Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Institute Monetaire Luxembourgeois ("IML"), the Luxembourg Monetary Authority, which supervises Luxembourg banks.

         Clearstream   holds   securities   for  its   customers   ("CLEARSTREAM
PARTICIPANTS") and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream has established an electronic bridge with Morgan Guaranty Trust as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Clearstream currently accepts over 70,000 securities issues on its books.

         Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream is available to other institutions which clear through or maintain a custodial relationship with an account holder of Clearstream.

         The Euroclear System ("EUROCLEAR") was created in 1968 to hold securities for its participants ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "EUROCLEAR OPERATOR"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co. Distributions with respect to Certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences--Partnership Interests," "Material Federal Income Tax Consequences--Debt Securities," "Material Federal Income Tax Consequences-- Foreign Investors," and "Material Federal Income Tax Consequences--Backup Withholding" in the Prospectus. Because DTC can only act on behalf of DTC Participants, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust Fund will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the DTC Participants to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action the holders of the Book-Entry Certificates are permitted to take under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Clearstream Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

         Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default, beneficial owners having Percentage Interests aggregating not less than 51% of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry

Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

         Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         Neither the Depositor, the Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates Cede & Co. as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

ALLOCATION OF AVAILABLE FUNDS

         Distributions to holders of each class of Offered Certificates will be made on each Distribution Date from Available Funds. "AVAILABLE FUNDS" will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable to the Servicer, including the Servicing Fee and any accrued and unpaid Servicing Fee and the primary mortgage insurance fee:

         (i) the aggregate amount of Monthly Payments on the Mortgage Loans due during the related Collection Period and received by the Trustee one business day prior to the related Distribution Date,

         (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments (but excluding any prepayment penalties and Arrearages collected), insurance proceeds and liquidation proceeds net of certain expenses received during the related Prepayment Period,

         (iii) payments from the Servicer in connection with Advances and Prepayment Interest Shortfalls for such Distribution Date,

         (iv) the Purchase Price for any repurchased Mortgage Loan deposited to the Collection Account during the related Prepayment Period,

         (v) any Substitution Adjustments deposited in the Collection Account during the related Prepayment Period, and

         (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price.

         The "COLLECTION PERIOD" with respect to any Distribution Date means the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

         The "PREPAYMENT PERIOD" with respect to any Distribution Date means the calendar month preceding the month in which such Distribution Date occurs.

INTEREST DISTRIBUTIONS

         On each Distribution Date, based upon the information provided to it in the Remittance Report, the Trustee will distribute the Interest Remittance Amount in the following order of priority to the extent available:

         first, to the Trustee, the Trustee Fee;

         second, concurrently, to the Class A-1F, Class A-2F and Class A-1A Certificates, pro rata, the applicable Accrued Certificate Interest for such Distribution Date;

         third, concurrently, to the Class A-1F, Class A-2F and Class A-1A Certificates, pro rata, the applicable Interest Carry Forward Amount for the Class A-1F, Class A-2F and Class A-1A Certificates, respectively;

         fourth, to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

         fifth, to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

         sixth, to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

         seventh, to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

         eighth, the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above which is defined as the "MONTHLY EXCESS INTEREST AMOUNT" for such Distribution Date and will be applied as described below under "Description of the Certificates--Application of Monthly Excess Cashflow Amounts."

         "ACCRUED CERTIFICATE INTEREST" for each Class of Offered Certificates and each Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of such class of Certificates, minus each class's Interest Percentage of shortfalls caused by the Relief Act for such Distribution Date.

         "INTEREST CARRY FORWARD AMOUNT" means for any class of Certificates and any Distribution Date the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate (x) with respect to the Offered Certificates (other than the Class A-1A Certificates) on the basis of a 360-day year consisting of twelve 30-day months and (y) with respect to the Class A-1A Certificates, on the basis of the actual number of days elapsed since the prior Distribution Date. The "CLASS A INTEREST CARRY FORWARD AMOUNT" for any Distribution Date is the sum of the Interest Carry Forward Amounts for the Class A Certificates for such Distribution Date.

         "INTEREST REMITTANCE AMOUNT" means, as of any Determination Date, the sum, without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the Mortgage Loans (less the Servicing Fee, the mortgage insurance premiums, certain amounts available for reimbursement of Advances and Servicing Advances as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses pursuant to the Pooling and Servicing Agreement), (ii) all Compensating Interest the Servicer paid on such Determination Date with respect to the Mortgage Loans and
(iii) the portion of any payment in connection with any substitution, Purchase Price, Termination Price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the Mortgage Loans received during the related Collection Period.

         The "INTEREST ACCRUAL PERIOD" for any Distribution Date and each class of Offered Certificates, other than the Class A-1A Certificates, will be from and including the first day of each month, commencing November 1, 2000, to and including the last day of such month. With respect to the Offered Certificates other than the Class A-1A Certificates, all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months. With respect to the Class A-1A Certificates, the "Interest Accrual Period" for any Distribution Date will be the period from the preceding Distribution Date, or in the case of the first Distribution Date, from the Closing Date, to the day prior to the current Distribution Date, and calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and on a 360-day year.

         The "INTEREST PERCENTAGE" is, with respect to any class of Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such class to the Accrued Certificate Interest for all classes, in each case with respect to such Distribution Date.

         If the Interest Remittance Amount and the Monthly Excess Cashflow Amount are insufficient on any Distribution Date to distribute the aggregate Accrued Certificate Interest on the Class A Certificates entitled to distributions of interest, any shortfall in available amounts will be allocated to the Class A Certificates pro rata in accordance with their Interest Percentages.

PRINCIPAL DISTRIBUTIONS

         With respect to each  Distribution Date (a) before the Stepdown Date or
(b) with respect to which a Trigger Event is in effect, Holders of the Class A-1F and Class A-2F Certificates will in the aggregate be entitled to receive the Group 1 Principal Percentage of the Principal Distribution Amount for such Distribution Date and the Holders of the Class A-1A Certificates will be entitled to receive the Group 2 Principal Percentage of the Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balances thereof have been reduced to zero. Principal amounts otherwise distributable to the Class A-1F and Class A-2F Certificates will be distributed to the Class A-1A Certificates once the Certificate Principal Balances of the Class A-1F and Class A-2F Certificates have been reduced to zero. Principal amounts otherwise distributable to the Class A-1A Certificates will be distributed to the Class A-1F and Class A-2F Certificates once the Certificate Principal Balance of the Class A-1A Certificates has been reduced to zero. Amounts allocated to the Class A-1F and Class A-2F Certificates will be distributed sequentially to the Class A-1F and Class A-2F Certificates, in that order, until the Certificate Principal Balances thereof are reduced to zero. Once the Certificate Principal Balances of the Class A Certificates have been reduced to zero, the Holders of the Class M-1 Certificates will be entitled to receive 100% of the Principal Distribution Amount for such Distribution Date until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero. Once the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero, the Holders of the Class M-2 Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero. Similarly, once the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero, the Holders of the Class B-1 Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Certificate Principal Balance of the Class B-1 Certificates has been reduced to zero. Finally, once the Certificate Principal Balance of the Class B-1 Certificates has been reduced to zero, the Holders of the Class B-2 Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Certificate Principal Balance of the Class B-2 Certificates has been reduced to zero.

         The "GROUP 1 PRINCIPAL PERCENTAGE" with respect to any Distribution Date and the Class A-1F and Class A-2F Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to Loan Group 1 for the related Collection Period or Prepayment Period, as applicable, and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to Loan Group 1 and Loan Group 2 for the related Collection Period or Prepayment Period, as applicable. The "GROUP 2 PRINCIPAL PERCENTAGE" with respect to any Distribution Date and the Class A-1A Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to Loan Group 2 for the related Collection Period or Prepayment Period, as applicable, and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to Loan Group 1 and Loan Group 2 for the related Collection Period or Prepayment Period, as applicable.

         With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Holders of all classes of Certificates will be entitled to receive payments of principal, in the order of priority and in the amounts set forth below:

         first, concurrently as follows:

         (i) the Group 1 Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) Class A Principal Distribution Amount will be distributed sequentially, to the Class A-1F and Class A-2F Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero and then to the Class A-1A Certificates, until the Certificate Principal Balance of such class has been reduced to zero; and

         (ii) the Group 2 Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) Class A Principal Distribution Amount will be distributed to the Class A-1A Certificates, until the Certificate Principal

Balance of such class has been reduced to zero and then sequentially to the Class A-1F and Class A-2F Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

         second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in priority first above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in priority first above and the amount distributed to the Class M-1 Certificates in priority second above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to priority second above and the amount distributed to the Class M-2 Certificates pursuant to priority third above and (y) the Class B-1 Principal Distribution Amount will be distributed to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         fifth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to priority second above, the amount distributed to the Class M-2 Certificates pursuant to priority third above and the amount distributed to the Class B-1 Certificates pursuant to priority fourth above and
(y) the Class B-2 Principal Distribution Amount will be distributed to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

         sixth, any amount of the Principal Distribution Amount remaining after making all of the distributions in priority first, second, third, fourth and fifth above will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below under "Description of the Certificates--Application of Monthly Excess Cashflow Amounts."

         For purposes of the foregoing, the following terms will have the respective meanings set forth below.

         The "CERTIFICATE PRINCIPAL BALANCE" with respect to any class of Certificates and any Distribution Date, will equal the principal balance of such class on the date of the initial issuance of the Certificates as reduced, but not below zero, by:

o all amounts distributed on previous Distribution Dates on such class on account of principal; and

o such class's share of any Applied Realized Loss Amount for previous Distribution Dates.

         "CLASS A PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of the Certificate Principal Balances of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.0% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 78.0% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) approximately 87.5% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) 0.50% and
(ii) the Pool Balance on the Cut-off Date.

         "CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
Certificates  (after  taking into account the payment of the Class M-2 Principal
Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.5% and (ii) the Pool Balance as of the last day of the related Collection
Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.5% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.

         "EXTRA PRINCIPAL DISTRIBUTION AMOUNT" means, as of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

         "OVERCOLLATERALIZATION AMOUNT" means, as of any Distribution Date the excess, if any, of (x) the Pool Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Certificate Principal Balance of all classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

         "OVERCOLLATERALIZATION DEFICIENCY" means, as of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

         "OVERCOLLATERALIZATION RELEASE AMOUNT" means, with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date.

         "PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

         "PRINCIPAL REMITTANCE AMOUNT" means, with respect to any Distribution Date, to the extent of funds available therefor as described herein, the amount equal to the sum (less certain amounts available for reimbursement of Advances and Servicing Advances as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses pursuant to the Pooling and Servicing Agreement) of the following amounts (without duplication) with respect to the Mortgage Loans and the immediately preceding Collection
Period: (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the Servicer on or prior to the related Determination Date, including any Advances with respect thereto, (ii) all full and partial principal prepayments received by the Servicer during the related Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to such Prepayment Period and (v) any Substitution Adjustments received on or prior to the previous Determination Date and not yet distributed, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price in respect of principal.

         "RE-PERFORMING 60+ DAY DELINQUENT LOAN" means each Mortgage Loan with respect to which, as of any date of determination, (x) any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due and (y) with respect to which the mortgagor has made three Monthly Payments within the three calendar months preceding such date of determination. To the extent that, as of any date of determination, more than 10% of the Mortgage Loans (measured by scheduled principal balance) are Re-Performing 60+ Day Delinquent Loans, the Re-Performing 60+ Day Delinquent Loans constituting such excess shall be deemed to be 60+ Day Delinquent Loans.

         "SENIOR ENHANCEMENT PERCENTAGE" for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Balance as of the last day of the related Collection Period.

         "SENIOR SPECIFIED ENHANCEMENT PERCENTAGE" on any date of determination thereof means approximately 36%.

         "60+ DAY DELINQUENT LOAN" means each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior
Collection Period, two months or more past due (other than a Re-Performing 60+ Day Delinquent Loan), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date. Any Mortgage Loan which, on a 3-month rolling average basis, has made its scheduled principal and interest payments, will not be considered to be a 60+ Day Delinquent Loan.

         "STEPDOWN DATE" means the later to occur of (x) the earlier to occur of
(A) the Distribution Date in December 2003 and (B) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

         "TARGETED OVERCOLLATERALIZATION AMOUNT" means as of any Distribution Date, (x) prior to the Stepdown Date, 1.75% of the initial Pool Balance and (y) on and after the Stepdown Date, the lesser of (i) 1.75% of the initial Pool Balance and (ii) the greater of (A) 3.50% of the Pool Balance as of the last day of the related Collection Period and (B) 0.50% of the initial Pool Balance.

         A "TRIGGER EVENT" has occurred on a Distribution Date if (i) the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 45% of the Senior Enhancement Percentage; provided, that if the Certificate Principal Balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 20% or (ii) the aggregate amount of Realized

Losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

DISTRIBUTION DATE OCCURRING IN                                         PERCENTAGE
------------------------------                                         ----------
December 2003 through November 2004                                        2.75%
December 2004 through November 2005                                        3.50%
December 2005 through November 2006                                        4.00%
December 2006 and thereafter                                               4.50%

ALLOCATION OF LOSSES

         A "REALIZED LOSS" is:

o as to any Liquidated Mortgage Loan, the unpaid Principal Balance thereof plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of liquidation, less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related Mortgaged Property.

o    as to any Mortgage Loan, a Deficient Valuation.

o as to any Mortgage Loan, a reduction in the Principal Balance thereof resulting from a Servicer Modification.

         A "LIQUIDATED MORTGAGE LOAN" is any defaulted Mortgage Loan as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

         A Realized Loss may result from the personal bankruptcy of a mortgagor if the bankruptcy court establishes the value of the Mortgaged Property at an amount less than the then outstanding Principal Balance of the Mortgage Loan secured by such Mortgaged Property and reduces the secured debt to such value. In such case, the Trust, as the holder of such Mortgage Loan, would become an unsecured creditor to the extent of the difference between the outstanding Principal Balance of such mortgage loan and such reduced secured debt (such difference, a "DEFICIENT VALUATION").

         If a Mortgage Loan is in default, or if default is reasonably foreseeable, the Servicer may permit a modification of such Mortgage Loan to reduce its Principal Balance and/or extend its term to a term not longer than the latest maturity date of any other Mortgage Loan (any such modification, a "SERVICER MODIFICATION"). Any such principal reduction will constitute a Realized Loss at the time of such reduction. An extension of the term will not result in a Realized Loss unless coupled with a principal reduction.

         Realized Losses will, in effect, be absorbed first by the Class X Certificates (through the application of the Monthly Excess Interest Amount to fund such deficiency, as well as through a reduction in the Overcollateralization Amount).

         If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Certificate Principal Balance of the Offered Certificates exceeds the Pool Balance as of the end of the related Collection Period, such excess will be allocated against the Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, and the Class A-1F, Class A-2F and Class A-1A Certificates pro rata, in that order and until the respective Certificate Principal Balances thereof are reduced to zero. Any allocation of such excess in reduction of a Certificate Principal Balance is referred to as an "APPLIED REALIZED LOSS AMOUNT." Any such reduction of a Certificate Principal Balance will not be reversed or reinstated. However, on future Distribution Dates, Certificateholders of the related class may receive amounts in respect of prior reductions in the related Certificate Principal Balances as described below. Such subsequent payments will be applied in the reverse of the order set forth above.

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS.

         The weighted average Net Mortgage Interest Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the Offered Certificates, thus generating certain excess interest collections which, in the absence of losses, will not be necessary to fund interest distributions on the Certificates. This excess interest for a Collection Period, together with interest on the Overcollateralization Amount itself, is the "MONTHLY EXCESS INTEREST AMOUNT."

         The "NET MORTGAGE INTEREST RATE" for each Mortgage Loan is the applicable Mortgage Interest Rate, less (i) the Servicing Fee Rate, (ii) the rate at which the Trustee Fee accrues and (iii) the rate at which the mortgage insurance premium, if any, is calculated.

         The required level of overcollateralization for any Distribution Date is the Targeted Overcollateralization Amount. The Targeted Overcollateralization Amount is initially $2,882,627.22.

         If Realized Losses not covered by an application of the Monthly Excess Interest Amount occur, such Realized Losses will result in an Overcollateralization Deficiency (since it will reduce the Pool Balance without giving rise to a corresponding reduction of the aggregate Certificate Principal Balance of the Certificates). The cashflow priorities of the Trust Fund require that, in this situation, an Extra Principal Distribution Amount be paid (subject to the availability of any Monthly Excess Cashflow Amount in subsequent months) for the purpose of re-establishing the Overcollateralization Amount at the then-required Targeted Overcollateralization Amount.

         On and after the Stepdown Date and assuming that a Trigger Event is not in effect, the Targeted Overcollateralization Amount may be permitted to decrease or "step-down." If the Targeted Overcollateralization Amount is permitted to "step-down" on a Distribution Date, the Pooling and Servicing Agreement permits a portion of the Principal Remittance Amount for such Distribution Date not to be passed through as a distribution of principal on the Offered Certificates on such Distribution Date. This has the effect of decelerating the amortization of the Certificates relative to the Pool Balance, thereby reducing the actual level of the Overcollateralization Amount to the new, lower Targeted Overcollateralization Amount. This portion of the Principal Remittance Amount not distributed as principal on the Certificates therefore releases overcollateralization from the Trust Fund. The amount of such releases are the "OVERCOLLATERALIZATION RELEASE AMOUNTS."

         On any Distribution Date, the sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and any portion of the Principal Distribution Amount (without duplication) remaining after principal distributions on the Offered Certificates is the "MONTHLY EXCESS CASHFLOW AMOUNT", which is required to be applied in the following order of priority (the "MONTHLY EXCESS CASHFLOW ALLOCATION") on such Distribution Date:

         (i) to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Class A-1F, Class A-2F and Class A-1A Certificates;

         (ii) to fund the remaining Interest Carry Forward Amounts for the classes of Class A Certificates, if any, pro rata, among the Class A-1F, Class A-2F and Class A-1A Certificates;

         (iii) to fund the Extra Principal Distribution Amount for such Distribution Date;

         (iv) to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-1 Certificates;

         (v) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

         (vi) to fund the Class M-1 Realized Loss Amortization Amount for such Distribution Date;

         (vii) to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-2 Certificates;

         (viii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

         (ix) to fund the Class M-2 Realized Loss Amortization Amount for such Distribution Date;

         (x) to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class B-1 Certificates;

         (xi) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

         (xii) to fund the Class B-1 Realized Loss Amortization Amount for such Distribution Date;

         (xiii) to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class B-2 Certificates;

         (xiv) to fund the Interest Carry Forward Amount for the Class B-2 Certificates, if any;

         (xv) to fund the Class B-2 Realized Loss Amortization Amount for such Distribution Date;

         (xvi)    to fund the amount of any Class A-1A LIBOR Carryover Amount;

         (xvii) to pay any Special Servicing Fees for such Distribution Date or which remain unpaid from any previous Distribution Date; and

         (xviii) to fund distributions to the Holders of the Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

For purposes of the foregoing, the following terms will have the respective meanings set forth below.

         "CLASS M-1 APPLIED REALIZED LOSS AMOUNT" means, as to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount, the Class B-1 Applied Realized Loss Amount and the Class B-2 Applied Realized Loss Amount, in each case as of such Distribution Date.

         "CLASS M-1 REALIZED LOSS AMORTIZATION AMOUNT" means, as to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (v) of the Monthly Excess Cashflow Allocation for such Distribution Date.

         "CLASS M-2 APPLIED REALIZED LOSS AMOUNT" means, as to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class B-1 Applied Realized Loss Amount and the Class B-2 Applied Realized Loss Amount, in each case, as of such Distribution Date.

         "CLASS M-2 REALIZED LOSS AMORTIZATION AMOUNT" means, as to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (viii) of the Monthly Excess Cashflow Allocation for such Distribution Date.

         "CLASS B-1 APPLIED REALIZED LOSS AMOUNT" means, as to the Class B-1 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the Class B-2 Applied Realized Loss Amount as of such Distribution Date.

         "CLASS B-1 REALIZED LOSS AMORTIZATION AMOUNT" means, as to the Class B-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-1 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xi) of the Monthly Excess Cashflow Allocation for such Distribution Date.

         "CLASS B-2 APPLIED REALIZED LOSS AMOUNT" means, as to the Class B-2 Certificates and as of any Distribution Date, the lesser of (x) the Certificate Principal Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the Applied Realized Loss Amount as of such Distribution Date.

         "CLASS B-2 REALIZED LOSS AMORTIZATION AMOUNT" means, as to the Class B-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B-2 Certificates as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xiv) of the Monthly Excess Cashflow Allocation for such Distribution Date.

         "REALIZED LOSS AMORTIZATION AMOUNT" means each of the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class B-1 Realized Loss Amortization Amount and Class B-2 Realized Loss Amortization Amount.

         "UNPAID REALIZED LOSS AMOUNT" means for any class of Subordinated Certificates and as to any Distribution Date, the excess of (x) the cumulative amount of related Applied Realized Loss Amounts with respect to such class for all prior Distribution Dates over (y) the cumulative amount of related Realized Loss Amortization Amounts with respect to such class for all prior Distribution Dates.

PASS-THROUGH RATES

         Interest for each Distribution Date will accrue on the Offered Certificates (other than the Class A Certificates) during the related Interest Accrual Period at a rate equal to the lesser of (i) the applicable per annum rate for such class as set forth on the cover page of this prospectus supplement (each such rate, a "PASS-THROUGH RATE") and (ii) the Pool Cap for such Distribution Date. The Pass-Through Rate is 7.055% for the Class A-1F Certificates, 7.170% for the Class A-2F Certificates, LIBOR plus 0.32%, or on each Distribution Date following the Optional Termination Date, LIBOR plus 0.64%, for the Class A-1A Certificates, 7.565% for the Class M-1 Certificates, 7.915% for the Class M-2 Certificates, 8.705% for the Class B-1 Certificates and 8.900% for the Class B-2 Certificates.

         Interest for each Distribution Date will accrue on the Class A-1F Certificates during the related Interest Accrual Period at a rate equal to the least of (i) 7.055% per annum, (ii) the Group 1 Net Funds Cap for such Distribution Date and (iii) the Pool Cap.

         Interest for each Distribution Date will accrue on the Class A-2F Certificates during the related Interest Accrual Period at a rate equal to the least of (i) 7.170% per annum, or on each Distribution Date following the Optional Termination Date, 7.670% per annum, (ii) the Group 1 Net Funds Cap for such Distribution Date and (iii) the Pool Cap.

         Interest for each Distribution Date will accrue on the Class A-1A Certificates during the related Interest Accrual Period at a rate equal to the least of (i) the Pass-Through Rate for the Class A-1A Certificates for such Distribution Date, (ii) the Group 2 Net Funds Cap for such Distribution Date and
(iii) the Pool Cap.

         With respect to the Offered Certificates, other than the Class A-1A Certificates, interest in respect of any Distribution Date will accrue during the related Interest Accrual Period on the basis of a 360-day year consisting of twelve 30-day months. With respect to the Class A-1A Certificates, interest in respect of any Distribution Date will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed.

         The Pass-Through Rate for the Class A-1A Certificates for each Distribution Date will be LIBOR as of the related LIBOR Determination Date plus the Class A-1A Certificate Margin. The "CLASS A-1A CERTIFICATE MARGIN" on each Distribution Date on or prior to the Optional Termination Date will equal 0.32% per annum and on each Distribution Date following the Optional Termination Date, will equal 0.64% per annum.

         The "GROUP 1 NET FUNDS CAP" for any Distribution Date will equal the product of (i) the average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans, weighted on the basis of the related Mortgage Loan balances as of the first day of the related Collection Period and (ii) the Pool Balance divided by the aggregate Certificate Principal Balance of the Offered Certificates.

         The "GROUP 2 NET FUNDS CAP" for any Distribution Date will equal the product of (i) the average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans, weighted on the basis of the related Mortgage Loan balances as of the first day of the related Collection Period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period and (ii) the Pool Balance divided by the aggregate Certificate Principal Balance of the Offered Certificates.

         The "POOL CAP" for any Distribution Date will equal the product of (i) the average of the Net Mortgage Interest Rates, weighted on the basis of the Mortgage Loan balances as of the first day of the related Collection Period and
(ii) the Pool Balance divided by the aggregate Certificate Principal Balance of the Offered Certificates.

         If on any Distribution Date, the Accrued Certificate Interest for the Class A-1A Certificates is based on the Group 2 Net Funds Cap or the Pool Cap, the excess of (i) the amount of interest the Class A-1A Certificates would have been entitled to receive on such Distribution Date based on its applicable Pass-Through Rate, over (ii) the amount of interest the Class A-1A Certificates received on such Distribution Date based on the Group 2 Net Funds Cap or the Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on the Class A-1A Certificates) will be the "CLASS A-1A LIBOR CARRYOVER AMOUNT". Any Class A-1A LIBOR Carryover Amount will be paid on future Distribution Dates from and to the extent of funds available in a reserve fund maintained by the Trustee (the "EXCESS RESERVE FUND ACCOUNT"). The source of funds on deposit in the Excess Reserve Fund Account will be limited to an initial deposit of $5,000 and, as provided in the Pooling and Servicing Agreement, amounts that would otherwise be distributed on the Class X Certificates. The Class A-1A LIBOR Carryover Amount is also referred to herein as a "LIBOR CARRYOVER AMOUNT".

CALCULATION OF LIBOR

         LIBOR for the first Distribution Date will be determined on the second business day preceding the Closing Date and for each subsequent Distribution Date will be determined on the second business day prior to the immediately preceding Distribution Date (each such date, a "LIBOR DETERMINATION DATE"). With respect to each Distribution Date, "LIBOR" will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Tolerate Page 3750 as of 11:00 A.M., London time, on the related LIBOR Determination Date. "TELERATE PAGE 3750" means the display designated as page 3750 on the Bridge Telerate (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Servicer), the rate will be the Reference Bank Rate. The "REFERENCE BANK RATE" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Servicer) as of 11:00 A.M., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-1A Certificates. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-1A Certificates. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date.

         The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-1A Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

REPORTS TO CERTIFICATEHOLDERS

         Monthly reports concerning the Trust Fund and the Certificates will be made available by the Trustee to the Certificateholders. In addition, within 60 days after the end of each calendar year, beginning with the 2000 calendar year, information for tax reporting purposes will be made available by the Trustee to each person who has been a Certificateholder of record at any time during the preceding calendar year.

                       PREPAYMENT AND YIELD CONSIDERATIONS

         The  yields to  maturity  and  weighted  average  lives of the  Offered
Certificates will depend upon, among other things, the price at which such Offered Certificates are purchased, the amount and timing of principal payments on the applicable Loan Group, the allocation of Available Funds to various classes of Offered Certificates, the amount and timing of mortgagor delinquencies and defaults on the Mortgage Loans, the rate of liquidations and Realized Losses and the allocation of Realized Losses to various classes of Offered Certificates.

         The rate of payment of principal, the aggregate amount of distributions and the yield to maturity of the Offered Certificates will be affected by the rate of defaults resulting in Realized Losses, by the severity of these losses and by the timing thereof. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of Realized Losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. The timing of Realized Losses will also affect an investor's actual yield to maturity, even if the average rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the Mortgage Loans. Some of the Mortgage Loans may have a greater than normal risk of future defaults and delinquencies, as compared to newly originated, high quality one- to four-family residential mortgage loans of comparable size and geographic concentration because such Mortgage Loans have in the past defaulted, and in addition, the Bankruptcy Plan Mortgage Loans have been involved in subsequent proceedings under the federal Bankruptcy Code, either as liquidations under Chapter 7 or reorganizations with approved bankruptcy plans under Chapter 13. See "The Mortgage Pool--General" in this prospectus supplement.

         The rate of principal payments, the aggregate amount of distributions and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties or condemnations and repurchases by the Seller or Servicer). Because certain of the Mortgage Loans contain prepayment penalties, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have prepayment penalties. The Mortgage Loans are subject to the "due-on-sale" provisions included therein. See "The Mortgage Pool" in this prospectus supplement.

         Unscheduled payments of principal (whether resulting from prepayments, repurchases, liquidations, casualties or condemnations) will result in distributions on the related Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such class of Offered Certificates is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

         The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Mortgage Interest Rates on the Mortgage Loans, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Mortgage Interest Rates on such Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such Mortgage Loans would generally be expected to decrease. As is the case with the Group 1 Mortgage Loans, the Group 2 Mortgage Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with adjustable-rate Mortgage Loans may be inclined to refinance their adjustable-rate Mortgage Loans with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Rate Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. In addition, the delinquency and loss experience of the Group 2 Mortgage Loans may differ from that on the Group 1 Mortgage Loans because the amount of the Monthly Payments on the Group 2 Mortgage Loans are subject to adjustment on each Adjustment Date. In addition, a majority of the Group 2 Mortgage Loans will not have their initial Adjustment Date for one to five years after the origination thereof. The prepayment experience of the Delayed First Adjustment Mortgage Loans may differ from that of the other Group 2 Mortgage Loans. The Delayed First Adjustment Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Mortgage Interest Rates on the Delayed First Adjustment Mortgage Loans as borrowers seek to avoid changes in their Monthly Payments.

         The weighted average life and yield to maturity of each class of Certificates will also be influenced by the amount of Monthly Excess Cashflow Amounts generated by the Mortgage Loans and applied in reduction of the Certificate Principal Balances of such Certificates. The level of Monthly Excess Cashflow Amounts available on any Distribution Date to be applied in reduction of the Certificate Principal Balance of the Certificates will be influenced by, among other factors, (i) the overcollateralization level of the Mortgage Loans at such time (i.e., the extent to which interest on the Mortgage Loans is accruing on a higher Principal Balance than the aggregate Certificate Principal Balance of the Certificates); (ii) the delinquency and default experience of the Mortgage Loans; and (iii) the level of the various indices for the Group 2
Mortgage Loans. To the extent that greater amounts of Monthly Excess Cashflow Amounts are distributed in reduction of the Certificate Principal Balance of a class of Certificates, the weighted average life thereof can be expected to shorten. No assurance can be given as to the amount of Monthly Excess Cashflow Amounts distributed at any time or in the aggregate.

         For  ease of  presentation,  Loan  Group 1 has  been  divided  into two sub-groups. Each sub-group consists of Mortgage Loans with distinct characteristics which are likely to produce differing prepayment, delinquency and loss experience among the sub-groups. However, since the Class A-1F and Class A-2F Certificates represent an interest in Loan Group 1 (including both sub-groups), the prepayment, delinquency and loss experience on such classes of Senior Certificates will represent a combination of the experience on the two sub-groups. Similarly, the prepayment, delinquency and loss experience on the Subordinated Certificates will reflect a combination of the experience of both Loan Groups. There can be no assurance that any such combined experience will correlate with the experience expected on a particular sub-group or loan group of Mortgage Loans.

         The Subordinated Certificates are not expected to receive any principal distributions until at least the Distribution Date in December, 2003 (unless the respective Certificate Principal Balances of the Senior Certificates are reduced to zero prior thereto). As a result, the weighted average lives of the Subordinated Certificates will be longer than would have been the case if principal distributions were to be made on a pro rata basis. The longer weighted average lives may increase the risk that an Applied Realized Loss Amount will be allocated to one or more classes of Subordinated Certificates.

ADDITIONAL INFORMATION

         The Depositor has filed certain yield tables and other computational materials with respect to certain classes of the Class A Certificates with the Commission in a report on Form 8-K and may file certain additional yield tables and other computational materials with respect to one or more classes of Offered Certificates with the Commission in a report on Form 8-K. Such tables and materials were prepared by one or more of the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

WEIGHTED AVERAGE LIVES

         The timing of changes in the rate of principal prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal prepayments is consistent with such investor's expectation. In general, the earlier a principal prepayment on the Mortgage Loans occurs, the greater the effect of such principal prepayment on an investor's yield to maturity. The effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal prepayments.

         The projected weighted average life of any class of Offered Certificates is the average amount of time that will elapse from the Closing Date, until each dollar of principal is scheduled to be repaid to the investors in such class of Offered Certificates. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the actual weighted average lives of the classes of Offered Certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Loans as set forth herein under "The Mortgage Pool."

         Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment models used in this prospectus supplement ("PREPAYMENT MODELS") are based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of mortgage loans similar to the Mortgage Loans. The Prepayment Model used in this prospectus supplement (the "CONSTANT PREPAYMENT RATE" or "CPR") is a prepayment assumption which represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. For Loan Group 1, a 100% Prepayment Assumption assumes a prepayment rate of 12% CPR with respect to Sub-group 1A and 21% CPR with respect to Sub-group 1B.

         For  Group  2,  the  Prepayment  Assumption  used  in  this  prospectus supplement (the "Prepayment Vector" or "PV") is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. A 100% Prepayment Assumption for the Group 2 Loans assumes prepayment rates of 3.5% per annum of the then outstanding principal balance of the related mortgage loans in the first month of life of those mortgage loans and an additional 3.5% per annum in each month thereafter up to and including the 10th month, from the 11th month through the 22nd month a prepayment rate of 35% CPR, from the 23rd month through the 25th month a prepayment rate of 50% CPR, from the 26th month through the 34th month a prepayment rate of 35% CPR, in the 35th month through the 37th month a prepayment rate of 50% CPR and in the 38th month and in each month thereafter during the life of those mortgage loans a prepayment rate of 35% CPR. No prepayment assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans.

         The tables on pages S-75 through S-81 were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There may be certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of Original Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables on pages S-75 through S-81. In addition, since the actual Mortgage Loans in the Trust Fund may have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the Offered Certificates may be made earlier or later than indicated in the tables.

         The percentages and weighted average lives in the tables on pages S-75 through S-81 were determined using the following assumptions collectively (the "STRUCTURING ASSUMPTIONS"): (i) the Mortgage Loans consist of 2 groups of loans with the characteristics set forth in the table below, (ii) the closing date for the Offered Certificates occurs on December 13, 2000 and the Offered Certificates were sold to investors on such date, (iii) distributions on the Certificates are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in December, 2000, in accordance with the allocation of Available Funds set forth above under "Description of the Certificates", (iv) the Mortgage Loans prepay in accordance with the Prepayment Scenarios indicated, (v) prepayments include thirty days' interest thereon, (vi) the Seller is not required to substitute or repurchase any or all of the Mortgage Loans pursuant to the Pooling and Servicing Agreement and no optional termination is exercised, except with respect to the entries identified by the row heading "Weighted Average Life to Call" in the tables below, (vii) the Overcollateralization Target Amount is set initially as specified herein and thereafter decreases as described in the definition thereof, (viii) scheduled payments for all Mortgage Loans are received on the Due Date commencing in December, 2000, the principal portion of such payments is computed prior to giving effect to prepayments received in such month and there are no losses or delinquencies with respect to such Mortgage Loans, (ix) all Mortgage Loans prepay at the same rate and all such payments are treated as prepayments in full of individual Mortgage Loans, with no shortfalls in collection of interest, (x) such prepayments are received on the last day of each month commencing in November 2000, (xi) LIBOR is at all times equal to 6.7275%, (xii) the Pass-through Rates for the Offered Certificates are as set forth or described on the cover of this prospectus supplement, (xiii) the Mortgage Interest Rate for each Adjustable Rate Mortgage Loan is adjusted on its next Adjustment Date (and on subsequent Adjustment Dates, if necessary) to equal the sum of (a) the assumed level of the Index and (b) the respective Gross Margin (such sum being subject to the applicable Periodic Rate Caps, Minimum Loan Rates and Maximum Loan Rates), and (xiv) with respect to the Adjustable Rate Mortgage Loans, the 1 Year CMT Index is equal to 5.72%, the 3 Year CMT index is equal to 5.34% and Six Month LIBOR is equal to 6.45125%. Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses.

         Based on the foregoing assumptions and the following assumed mortgage loan characteristics, the tables indicate the projected weighted average lives of each class of Offered Certificates, and set forth the percentages of the original Certificate Principal Balance of each such class that would be outstanding after each of the dates shown.

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                             STATED
                                                   NET      REMAINING   ORIGINAL   REMAINING
     COLL TYPE       CURRENT BAL   WAC(GROSS)    COUPON       TERM        TERM       TERM
-----------------  --------------- ------------ ----------  ----------- ---------- -----------
ARM                  1,966,243.87       8.7855     8.1037           NA       355          270
ARM                  2,392,351.33       8.3477     7.8064           NA       346          269
ARM                    262,190.85       6.8274     5.4074           NA       360          348
ARM                  1,065,180.79       7.1280     6.2547           NA       360          339
ARM                    443,565.54       7.6300     7.1300           NA       360          348
ARM                     99,839.09       8.7500     8.2500           NA       360          177
ARM                  15,196,605.16     12.1293    11.2096           NA       360          317
ARM                     73,994.42      12.2500    11.7500          128       360          308
ARM                  6,364,462.27      11.1545    10.2405           NA       360          337
ARM                  22,370,236.75     10.6815     9.7618           NA       360          352
ARM                  23,666,356.99     10.4162     9.2741           NA       358          353
ARM                  2,500,992.53      10.7819    10.0419           NA       360          352
ARM                  5,218,937.98      10.7015     9.6858           NA       331          327
ARM                    327,631.83      11.5065    10.5903           NA       360          351
FIXED FHA/VA           507,983.42       7.7215     7.2215           NA       352           28
FIXED FHA/VA           638,971.44       9.1376     8.6376           NA       342           88
FIXED FHA/VA           347,016.22       9.4188     8.9188           NA       242          150
FIXED FHA/VA         1,624,608.68       9.4388     8.9388           NA       353          205
FIXED FHA/VA         2,058,930.81       8.0267     7.5267           NA       356          277
FIXED FHA/VA         5,298,540.79       7.7686     7.2686           NA       360          340
FIXED                  344,031.60       9.6483     9.1483           NA       115           42
FIXED                2,258,576.17       9.1371     8.6142           NA       158           96
FIXED                4,997,285.75       9.7408     9.0762           NA       183          155
FIXED                4,616,115.81       9.8695     9.1926           NA       268          216
FIXED                8,333,640.99       9.1185     8.5376           NA       352          261
FIXED                37,620,761.59     10.0283     9.2051           NA       359          343
FIXED                14,126,502.54     11.0278     9.9455          149       362          329


                  GROSS    1STINT      INTADJ   LIFE                INITIAL   PERIODIC
INDEX TYPE        MARGIN    RESET       FREQ    CAP     LIFE FLOOR  ADJ.CAP   ADJ. CAP
--------------  --------- ----------  ------- -------- ----------- --------   ---------
 ARM 1 Yr CMT      3.2692        2      12     13.3135   1.1081    1.6464     1.5749
 ARM 1 Yr CMT      2.7191        9      12     12.6624   1.3258    1.4287     1.5281
 ARM 1 Yr CMT      2.7500       48      12     11.8274       NA    2.0000     2.0000
 ARM 1 Yr CMT      2.7500       53      12     12.8207       NA    1.5000     2.0000
 ARM 1 Yr CMT      2.7500       72      12     13.6250       NA    6.0000     2.0000
 ARM 3 Yr CMT      2.5000       33      36     16.0000       NA        NA         NA
ARM 6Mo LIBOR      6.2019        4       6     16.8052   9.1021    1.7968     1.1738
ARM 6Mo LIBOR      3.0000        2       6     14.2500   7.2500    1.5000     1.5000
      ARM 6Mo      6.7130       10       6     16.7927  10.1212    1.8347     1.1407
        LIBOR
ARM 6Mo LIBOR      6.3720       16       6     17.1357   8.8597    1.4321     1.1967
ARM 6Mo LIBOR      6.1245       20       6     17.3050   6.7394    1.6619     1.4343
ARM 6Mo LIBOR      6.6204       28       6     17.5002  10.1255    2.5888     1.1497
ARM 6Mo LIBOR      6.2194       32       6     17.6352   5.8191    1.6182     1.4564
ARM 6Mo LIBOR      6.2964       51       6     17.5065  11.5065    2.5488     1.0000
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA
           NA          NA       NA      NA      0.0000       NA        NA         NA


             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING (1)

                                                                   CLASS A-1F
                            ------------------------------------------------------------------------------------------
                                                                   PREPAYMENT
                                                                   ASSUMPTION
                            ----------------  ----------------  -----------------  ----------------     --------------
Distribution Date                  0%                75%               100%               125%              150%
                            ----------------  ----------------  -----------------  ----------------     --------------
Initial Balance                    100%              100%              100%               100%              100%
November 25, 2001                   96                61                49                 37                25
November 25, 2002                   91                27                 8                  0                 0
November 25, 2003                   87                 0                 0                  0                 0
November 25, 2004                   82                 0                 0                  0                 0
November 25, 2005                   77                 0                 0                  0                 0
November 25, 2006                   72                 0                 0                  0                 0
November 25, 2007                   66                 0                 0                  0                 0
November 25, 2008                   59                 0                 0                  0                 0
November 25, 2009                   54                 0                 0                  0                 0
November 25, 2010                   47                 0                 0                  0                 0
November 25, 2011                   41                 0                 0                  0                 0
November 25, 2012                   33                 0                 0                  0                 0
November 25, 2013                    0                 0                 0                  0                 0

Weighted Average Life (2) to         8.48              1.35              1.02               0.80              0.65
  Maturity
Weighted Average Life (2) to         8.48              1.35              1.02               0.80              0.65
  Call

(1) Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

             PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING (1)

                                                                   CLASS A-2F
                            ------------------------------------------------------------------------------------------
                                                                   PREPAYMENT
                                                                   ASSUMPTION
                            ----------------  ----------------  -----------------  ----------------     --------------
Distribution Date                    0%               75%              100%               125%              150%
                            ----------------  ----------------  -----------------  ----------------     --------------
Initial Balance                    100%              100%              100%               100%              100%
November 25, 2001                  100               100               100                100               100
November 25, 2002                  100               100               100                 83                53
November 25, 2003                  100                99                57                 20                 0
November 25, 2004                  100                75                51                 20                 0
November 25, 2005                  100                53                28                 13                 0
November 25, 2006                  100                33                 9                  0                 0
November 25, 2007                  100                17                 0                  0                 0
November 25, 2008                  100                 4                 0                  0                 0
November 25, 2009                  100                 0                 0                  0                 0
November 25, 2010                  100                 0                 0                  0                 0
November 25, 2011                  100                 0                 0                  0                 0
November 25, 2012                  100                 0                 0                  0                 0
November 25, 2013                   83                 0                 0                  0                 0
November 25, 2014                   72                 0                 0                  0                 0
November 25, 2015                   61                 0                 0                  0                 0
November 25, 2016                   47                 0                 0                  0                 0
November 25, 2017                   33                 0                 0                  0                 0
November 25, 2018                   18                 0                 0                  0                 0
November 25, 2019                    5                 0                 0                  0                 0
November  25, 2020                   0                 0                 0                  0                 0

Weighted Average Life (2)           15.69              5.30              3.98               2.91              2.05
   to Maturity
Weighted Average Life (2)           15.69              5.30              3.98               2.91              2.05
   to Call

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

              PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING (1)

                                                                   CLASS A-1A
                            ------------------------------------------------------------------------------------------
                                                                   PREPAYMENT
                                                                   ASSUMPTION
                            ----------------  ----------------  -----------------  ----------------     --------------
Distribution Date                  0%               75%               100%               125%              150%
                            ----------------  ----------------  -----------------  ----------------     --------------
Initial Balance                   100%              100%              100%               100%              100%
November 25, 2001                  99                74                65                 57                48
November 25, 2002                  99                52                40                 29                20
November 25, 2003                  98                37                25                 15                 6
November 25, 2004                  98                32                24                 15                 6
November 25, 2005                  97                27                20                 14                 6
November 25, 2006                  96                24                17                 12                 6
November 25, 2007                  95                21                15                  9                 5
November 25, 2008                  94                19                11                  6                 4
November 25, 2009                  93                16                 9                  5                 3
November 25, 2010                  92                13                 7                  3                 2
November 25, 2011                  90                10                 5                  3                 1
November 25, 2012                  88                 8                 4                  2                 0
November 25, 2013                  86                 6                 3                  1                 0
November 25, 2014                  84                 5                 2                  0                 0
November 25, 2015                  82                 4                 1                  0                 0
November 25, 2016                  79                 3                 1                  0                 0
November 25, 2017                  76                 2                 0                  0                 0
November 25, 2018                  73                 2                 0                  0                 0
November 25, 2019                  69                 1                 0                  0                 0
November 25, 2020                  63                 1                 0                  0                 0
November 25, 2021                  58                 0                 0                  0                 0
November 25, 2022                  52                 0                 0                  0                 0
November 25, 2023                  46                 0                 0                  0                 0
November 25, 2024                  39                 0                 0                  0                 0
November 25, 2025                  32                 0                 0                  0                 0
November 25, 2026                  24                 0                 0                  0                 0
November 25, 2027                  16                 0                 0                  0                 0
November 25, 2028                   8                 0                 0                  0                 0
November 25, 2029                   2                 0                 0                  0                 0
November 25, 2030                   0                 0                 0                  0                 0

Weighted Average Life(2)           20.76              4.04              2.95               2.18              1.51
   Maturity
Weighted Average Life(2) to        20.65              3.57              2.52               1.81              1.26
   Call

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

              PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)

                                                                    CLASS M-1
                            ------------------------------------------------------------------------------------------
                                                                   PREPAYMENT
                                                                   ASSUMPTION
                            ----------------  ----------------  -----------------  ----------------     --------------
Distribution Date                  0%                75%              100%               125%              150%
                            ----------------  ----------------  -----------------  ----------------     --------------
Initial Balance                    100%              100%              100%               100%              100%
November 25, 2001                  100               100               100                100               100
November 25, 2002                  100               100               100                100               100
November 25, 2003                  100               100               100                100               100
November 25, 2004                  100                76                54                 73               100
November 25, 2005                  100                61                41                 27                60
November 25, 2006                  100                48                30                 19                27
November 25, 2007                  100                39                23                 14                 8
November 25, 2008                  100                31                17                 10                 6
November 25, 2009                  100                25                13                  7                 3
November 25, 2010                  100                20                10                  5                 0
November 25, 2011                  100                16                 8                  3                 0
November 25, 2012                  100                13                 6                  0                 0
November 25, 2013                  100                 9                 3                  0                 0
November 25, 2014                  100                 7                 1                  0                 0
November 25, 2015                  100                 6                 0                  0                 0
November 25, 2016                  100                 4                 0                  0                 0
November 25, 2017                  100                 2                 0                  0                 0
November 25, 2018                  100                 0                 0                  0                 0
November 25, 2019                  100                 0                 0                  0                 0
November 25, 2020                   99                 0                 0                  0                 0
November 25, 2021                   89                 0                 0                  0                 0
November 25, 2022                   80                 0                 0                  0                 0
November 25, 2023                   71                 0                 0                  0                 0
November 25, 2024                   61                 0                 0                  0                 0
November 25, 2025                   50                 0                 0                  0                 0
November 25, 2026                   38                 0                 0                  0                 0
November 25, 2027                   25                 0                 0                  0                 0
November 25, 2028                   13                 0                 0                  0                 0
November 25, 2029                    0                 0                 0                  0                 0
Weighted Average Life(2) to         24.75              7.03              5.58               5.09              5.52
   Maturity
Weighted Average Life(2) to         24.58              6.37              4.99               4.58              4.62
   Call

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

              PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)


                                                                   CLASS M-2
                            ------------------------------------------------------------------------------------------
                                                                   PREPAYMENT
                                                                   ASSUMPTION
                            ----------------  ----------------  -----------------  ----------------     --------------
Distribution Date                  0%                75%              100%                125%              150%
                            ----------------  ----------------  -----------------  ----------------     --------------
Initial Balance                    100%              100%              100%               100%              100%
November 25, 2001                  100               100               100                100               100
November 25, 2002                  100               100               100                100               100
November 25, 2003                  100               100               100                100               100
November 25, 2004                  100                76                54                 39                42
November 25, 2005                  100                61                41                 27                18
November 25, 2006                  100                48                30                 19                12
November 25, 2007                  100                39                23                 14                 8
November 25, 2008                  100                31                17                 10                 3
November 25, 2009                  100                25                13                  6                 0
November 25, 2010                  100                20                10                  2                 0
November 25, 2011                  100                16                 8                  0                 0
November 25, 2012                  100                13                 3                  0                 0
November 25, 2013                  100                 9                 0                  0                 0
November 25, 2014                  100                 6                 0                  0                 0
November 25, 2015                  100                 3                 0                  0                 0
November 25, 2016                  100                 0                 0                  0                 0
November 25, 2017                  100                 0                 0                  0                 0
November 25, 2018                  100                 0                 0                  0                 0
November 25, 2019                  100                 0                 0                  0                 0
November 25, 2020                   98                 0                 0                  0                 0
November 25, 2021                   89                 0                 0                  0                 0
November 25, 2022                   80                 0                 0                  0                 0
November 25, 2023                   71                 0                 0                  0                 0
November 25, 2024                   61                 0                 0                  0                 0
November 25, 2025                   50                 0                 0                  0                 0
November 25, 2026                   38                 0                 0                  0                 0
November 25, 2027                   25                 0                 0                  0                 0
November 25, 2028                   13                 0                 0                  0                 0
November 25, 2029                    0                 0                 0                  0                 0

Weighted Average Life(2) to         24.74              6.92              5.41               4.65              4.39
Maturity
Weighted Average Life(2) to         24.58              6.37              4.89               4.22              4.02
Call

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

              PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)

                                                                    CLASS B-1
                            ------------------------------------------------------------------------------------------
                                                              PREPAYMENT ASSUMPTION
                            ----------------  ----------------  -----------------  ----------------     --------------
Distribution Date                 0%                75%               100%               125%              150%
                            ----------------  ----------------  -----------------  ----------------     --------------
Initial Balance                   100%              100%              100%               100%              100%
November 25, 2001                 100               100               100                100               100
November 25, 2002                 100               100               100                100               100
November 25, 2003                 100               100               100                100               100
November 25, 2004                 100                76                54                 39                27
November 25, 2005                 100                61                41                 27                18
November 25, 2006                 100                48                30                 19                 9
November 25, 2007                 100                39                23                 12                 1
November 25, 2008                 100                31                17                  4                 0
November 25, 2009                 100                25                11                  0                 0
November 25, 2010                 100                20                 5                  0                 0
November 25, 2011                 100                16                 0                  0                 0
November 25, 2012                 100                10                 0                  0                 0
November 25, 2013                 100                 2                 0                  0                 0
November 25, 2014                 100                 0                 0                  0                 0
November 25, 2015                 100                 0                 0                  0                 0
November 25, 2016                 100                 0                 0                  0                 0
November 25, 2017                 100                 0                 0                  0                 0
November 25, 2018                 100                 0                 0                  0                 0
November 25, 2019                 100                 0                 0                  0                 0
November 25, 2020                  98                 0                 0                  0                 0
November 25, 2021                  89                 0                 0                  0                 0
November 25, 2022                  80                 0                 0                  0                 0
November 25, 2023                  71                 0                 0                  0                 0
November 25, 2024                  61                 0                 0                  0                 0
November 25, 2025                  50                 0                 0                  0                 0
November 25, 2026                  38                 0                 0                  0                 0
November 25, 2027                  25                 0                 0                  0                 0
November 25, 2028                  10                 0                 0                  0                 0
November 25, 2029                   0                 0                 0                  0                 0

Weighted Average Life(2) to        24.70              6.73              5.19               4.37              3.95
   Maturity
Weighted Average Life(2) to        24.58              6.37              4.85               4.09              3.72
   Call

(1)  Rounded to the nearest whole percentage

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

              PERCENTAGE OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING(1)

                                                                    CLASS B-2
                            ------------------------------------------------------------------------------------------
                                                              PREPAYMENT ASSUMPTION
                            ----------------  ----------------  -----------------  ----------------     --------------
Distribution Date                  0%               75%               100%               125%              150%
                            ----------------  ----------------  -----------------  ----------------     --------------
Initial Balance                   100%              100%              100%               100%              100%
November 25, 2001                 100               100               100                100               100
November 25, 2002                 100               100               100                100               100
November 25, 2003                 100               100               100                100               100
November 25, 2004                 100                76                54                 39                25
November 25, 2005                 100                61                41                 25                 6
November 25, 2006                 100                48                30                  8                 0
November 25, 2007                 100                39                16                  0                 0
November 25, 2008                 100                31                 4                  0                 0
November 25, 2009                 100                21                 0                  0                 0
November 25, 2010                 100                10                 0                  0                 0
November 25, 2011                 100                 2                 0                  0                 0
November 25, 2012                 100                 0                 0                  0                 0
November 25, 2013                 100                 0                 0                  0                 0
November 25, 2014                 100                 0                 0                  0                 0
November 25, 2015                 100                 0                 0                  0                 0
November 25, 2016                 100                 0                 0                  0                 0
November 25, 2017                 100                 0                 0                  0                 0
November 25, 2018                 100                 0                 0                  0                 0
November 25, 2019                 100                 0                 0                  0                 0
November 25, 2020                  98                 0                 0                  0                 0
November 25, 2021                  89                 0                 0                  0                 0
November 25, 2022                  80                 0                 0                  0                 0
November 25, 2023                  71                 0                 0                  0                 0
November 25, 2024                  61                 0                 0                  0                 0
November 25, 2025                  50                 0                 0                  0                 0
November 25, 2026                  38                 0                 0                  0                 0
November 25, 2027                  21                 0                 0                  0                 0
November 25, 2028                   0                 0                 0                  0                 0

Weighted Average Life(2) to        24.57              6.33              4.81               4.02              3.59
   Maturity
Weighted Average Life(2) to        24.55              6.28              4.76               3.98              3.55
   Call

(1)  Rounded to the nearest whole percentage

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

FINAL SCHEDULED DISTRIBUTION DATES

         The  Final  Scheduled  Distribution  Date  of  each  class  of  Offered
Certificates is set forth under "Summary of Prospectus Supplement" in this prospectus supplement. The Final Scheduled Distribution Dates for the Class A-1F and Class A-1A Certificates have been calculated on the basis of the Structuring Assumptions and the assumptions that there are no prepayments and no Monthly Excess Interest Amounts are used to create overcollateralization. The Final Scheduled Distribution Date for each other class of Offered Certificates has been set to equal the Distribution Date in the thirteenth month after the month of maturity of the latest maturing Mortgage Loan. Since the rate of distributions in reduction of the Certificate Principal Balance of each class of Offered Certificates will depend on the rate of payment (including prepayments) of the Mortgage Loans, the Certificate Principal Balance of any such class could be reduced to zero significantly earlier or later than the Final Scheduled Distribution Date. The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans.

                                 USE OF PROCEEDS

         The Depositor will apply the net proceeds of the sale of the Offered Certificates to the purchase price of the Mortgage Loans transferred to the Trust Fund. See "Plan of Distribution" in this prospectus supplement.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The discussion in this section and in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section to the code and sections are to the Internal Revenue Code.

REMIC ELECTIONS

         The trustee will cause one or more REMIC elections to be made with respect to specified assets of the Trust Fund for federal income tax purposes. Dewey Ballantine LLP, special tax counsel, will advise that, in its opinion, for federal income tax purposes, assuming the REMIC elections are made and compliance with the pooling and servicing agreement, the Trust Fund will be treated as one or more REMICs for federal income tax purposes. Except as discussed below under The Class A-1A Certificates, each of the Offered Certificates will be a regular interest in a REMIC.

TAXATION OF THE OFFERED CERTIFICATES

         The owners of the Offered Certificates will be treated for tax purposes as owning two separate investments:

         o        a REMIC regular interest; and
         o        the right to receive Rate Payments.

A "RATE PAYMENT" for a class of Offered Certificates is the positive difference, if any, between the accrued interest distributable with respect to such class over the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans held by the Trust Fund. In the case of the Class A-1A Certificates, the right to receive Rate Payments also includes the right to receive LIBOR Carryover Amounts. The owners of the Offered Certificates must allocate the purchase price of their certificates between these two investments based on their relative fair market values. The purchase price allocated to the REMIC regular interest portion of the investment will be the issue price of the Offered Certificates for purposes of calculating accruals of original issue discount. See "Material Federal Income Tax Consequences--Discount and Premium" in the prospectus.

         Taxation of REMIC Regular Interests.

         For federal income tax purposes, regular interests in a REMIC are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of Offered Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to the regular interest portion of the Offered Certificates under an accrual method. See "Material Federal Income Tax Consequences--REMIC Securities--Taxation of Beneficial Owners of REMIC Regular Securities" in the prospectus.

         It is anticipated that the Offered Certificates will not have any original issue discount other than possibly original issue discount within a de minimis exception and that, accordingly, the provisions of sections 1271 through 1273 and 1275 of the Code generally will not apply to the Offered Certificates. Original issue discount will be considered de minimis if it is less than 0.25% of the principal amount of an Offered Certificate multiplied by its expected weighted average life. The prepayment assumption that will be used in determining the rate of accrual of original issue discount on the Offered Certificates is 12% CPR with respect to Sub-group 1A, 21% CPR with respect to Sub-group 1B and 100% PV with respect to Loan Group 2. No representation is made that any of the mortgage loans will prepay at these rates or any other rate. See "Prepayment and Yield Considerations" in this prospectus supplement and "Material Federal Income Tax Consequences--Discount and Premium" in the prospectus.

         In addition, a subsequent purchaser who buys an Offered Certificate for less than its principal amount may be subject to the "market discount" rules of the Code. See "Certain Federal Income Tax Considerations--Discount and Premium--Market Discount" in the prospectus. A subsequent purchaser who buys an Offered Note for more than its principal amount may be subject to the "market premium" rules of the Code. See "Certain Federal Income Tax Considerations -- Discount and Premium--Securities Purchased at a Premium" in the prospectus.

         REMIC regular interests possess special tax attributes by virtue of the REMIC provisions of the code. See "Material Federal Income Tax Consequences--REMIC Securities--Special Tax Attributes" in the prospectus. However, no portion of an Offered Certificateholder's basis or income allocable to the right to receive Rate Payments will qualify for such treatment. As a result, Offered Certificates are not suitable investments for inclusion in other REMICs.

         Taxation of Rate Payments.

         The proper federal income tax treatment of the right to receive Rate Payments is not clear and special tax counsel cannot make a reliable estimation of the degree of certainty of treatment among several possible treatments and unknown other treatments the Internal Revenue Service may apply. Special tax counsel believes that a likely treatment of the right to receive Rate Payments is as a notional principal contract. The Trust Fund intends to treat the right to receive Rate Payments for federal income tax purposes as a notional principal contract. Treasury Regulations under section 446 relating to notional principal contracts provide that taxpayers, regardless of their method of accounting, generally must recognize the ratable daily portion of a periodic payment for the taxable year to which that portion relates. Assuming treatment as a notional principal contract, any Rate Payments will be periodic payments. Income with respect to periodic payments under a notional principal contract for a taxable year should constitute ordinary income. The purchase price allocated to the right to receive the Rate Payments will be treated as a nonperiodic payment under these regulations. This nonperiodic payment may be amortized using several methods, including the level payment method described in these regulations.

         Alternative federal income tax characterization of the right to receive Rate Payments is possible, including treatment of the right to receive Rate Payments as indebtedness or an interest in a partnership. Foreign holders of the Offered Certificates may be subject to withholding in respect of payments of Rate Payments in the event that such payments are treated as indebtedness or an interest in a partnership. The amount, timing and character of the income and deductions for an owner of the right to receive Rate Payments would differ if the right to receive Rate Payments were held to constitute indebtedness or an interest in a partnership, but for most investors in most circumstances, those differences would not be material. Because the Trust Fund will treat the right to receive Rate Payments as a notional principal contract, the Trustee will not attempt to satisfy the tax reporting requirements that would apply under these alternative characterizations of the right to receive Rate Payments. Investors that are foreign persons may wish to consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates.

OTHER MATTERS

         For  a  discussion  of  backup  withholding  and  taxation  of  foreign investors in the Offered Certificates, see "Certain Federal Income Tax Considerations--Foreign Investors--Grantor Trust Securities and REMIC Regular Securities" and "--Backup Withholding" in the prospectus.

                            STATE TAX CONSIDERATIONS

         The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

         All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                              ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or a plan or other arrangement subject to the excise tax provisions set forth under Section 4975 of the Code (each of the foregoing, a "PLAN") from engaging in certain transactions involving such Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that Section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.

         Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in
Section 503 of the Code.

         Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

         The DOL issued to First Union Securities Inc. an individual administrative exemption, Prohibited Transaction Exemption 96-22, which was recently amended pursuant to Prohibited Transaction Exemption 2000-58 (collectively the "EXEMPTION"), from some of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by a plan of certificates in pass-through trusts that meet the conditions and requirements of the Exemption.

         Among the conditions that must be satisfied for the Exemption to apply with respect to a trust containing residential mortgage loans with combined loan-to-value ratios in excess of 100% such as the Trust, are the following:

         (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

         (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the two highest generic rating categories from S&P, Moody's or Fitch (collectively, the "EXEMPTION RATING AGENCIES");

         (4) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

         (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

         (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The trust must also meet the following requirements:

         (i) the corpus of the trust must consist solely of assets of the type that have been included in other investment pools;

         (ii) certificates in such other investment pools must have been rated in one of the four highest generic rating categories by an Exemption Rating Agency for at least one year prior to the Plan's acquisition of certificates; and

         (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the certificates.

         Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) a Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and
(iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the sponsor, the Underwriters, the Trustee, the Servicer, any obligor with respect to Mortgage Loans included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties (the "RESTRICTED GROUP").

         The Exemption will apply to the acquisition and holding by Plans of the Class A Certificates if all conditions of the Exemption are met.

         Because the characteristics of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates may not meet the requirements of the Exemption or any other issued exemption under ERISA, the purchase and holding of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates by a Plan or by individual retirement accounts or other plans subject to Section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, transfers of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will not be registered by the Trustee unless the Trustee receives: (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer; or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V (e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60. Such representation as described above will be deemed to have been made to the Trustee by a beneficial owner's acceptance of a Class M-1, Class M-2, Class B-1 or Class B-2 Certificate in book-entry form. In the event that such representation is violated, such attempted transfer or acquisition shall be void and of no effect.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption and PTCE 95-60, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

         The  Offered   Certificates  will  not  constitute   "mortgage  related
securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), because the Mortgage Pool includes second lien Mortgage Loans and Owner-financed Mortgage Loans that were originated by individuals and not by financial institutions or mortgagees approved by the Secretary of Housing and Urban Development.

         There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                              PLAN OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and First Union Securities, Inc. ("FIRST UNION"), an affiliate of the Depositor, as representative (in such capacity, the "REPRESENTATIVE") of First Union and Bear, Stearns & Co. Inc. (together with First Union, the "UNDERWRITERS"), the Underwriters have severally agreed to purchase and the Depositor has agreed to sell to the Underwriters the Offered Certificates.

         Distribution  of  the  Offered   Certificates   will  be  made  by  the
Underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriters may effect such transactions by selling Offered Certificates to or through dealers and such dealers may receive from the Underwriters, for which it acts as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriters and any dealers that participate with the Underwriters in the distribution of such Offered Certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the Offered Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the 1933 Act.

         The Depositor has been advised by the Underwriters that they intend to make a market in the Offered Certificates but have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

         The Depositor has agreed to indemnify the Underwriters against, or make
contributions  to  the  Underwriters  with  respect  to,  certain   liabilities,
including liabilities under the Act.

                             ADDITIONAL INFORMATION

         Residential Asset Funding Corporation has filed with the Securities and Exchange Commission a registration statement (Registration No. 333-81721) under the Securities Act of 1933, with respect to the Offered Certificates offered pursuant to this prospectus supplement. This prospectus supplement and the accompanying prospectus, which form a part of the registration statement, omit certain information contained in such registration statement pursuant to the rules and regulations of the Securities and Exchange Commission. You may read and copy the registration statement at the Public Reference Room at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. and at the Securities and Exchange Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York, 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, the Securities and Exchange Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

                                  LEGAL MATTERS

         Certain legal matters in connection with the issuance of the Offered Certificates will be passed upon for the Depositor and for the Underwriter by Dewey Ballantine LLP, New York, New York.

                                     RATINGS

         It is a condition to the issuance of the Offered Certificates that the Certificates receive the following ratings from S&P, Moody's and Fitch:

            Class                           S&P                        Moody's                       Fitch
            -----                           ---                        -------                       -----
             A-1A                           AAA                          Aaa                          AAA
             A-1F                           AAA                          Aaa                          AAA
             A-2F                           AAA                          Aaa                          AAA
             M-1                            AA                           Aa2                          AA
             M-2                             A                           A2                            A
             B-1                            BBB                         Baa2                          BBB
             B-2                         Not Rated                    Not Rated                       BBB

         A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood of the payment of any LIBOR Carryover Amount, the frequency of prepayments on the Mortgage Loans, or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield.

         The Depositor has not engaged any rating agency other than the Rating Agencies to provide ratings on the Offered Certificates. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. Any rating on the Offered Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by the Rating Agencies.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Offered Certificates by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

INDEX OF PRINCIPAL DEFINITIONS

A

Accrued Certificate Interest.......................60
Actuarial Mortgage Loans...........................43
Adjustment Date....................................30
Advance............................................51
Alternative Documentation..........................46
Assignment Program.................................42
Available Funds....................................59

B

Balloon Loan.......................................29
Balloon Payment....................................29
Bankruptcy Code....................................18
beneficial owner...................................56
Book-Entry Certificates............................55
Business Day.......................................50

C

Certificate Owners.................................55
Certificate Principal Balance......................62
Certificateholder..................................56
Class A Certificates...............................55
Class A Interest Carry Forward Amount..............60
Class A Principal Distribution Amount..............62
Class A-1A Certificate Margin......................69
Class A-1A LIBOR Carryover Amount..................69
Class B-1 Applied Realized Loss Amount.............68
Class B-1 Principal Distribution Amount............63
Class B-1 Realized Loss Amortization Amount........68
Class B-2 Applied Realized Loss Amount.............68
Class B-2 Principal Distribution Amount............63
Class B-2 Realized Loss Amortization Amount........68
Class M-1 Applied Realized Loss Amount.............67
Class M-1 Realized Loss Amortization Amount........67
Class M-2 Applied Realized Loss Amount.............68
Class M-2 Realized Loss Amortization Amount........68
Clearstream.........................................1
Clearstream Participants...........................57
Closing Date.......................................49
Collection Account.................................50
Collection Period..................................59
Combined Loan-to-Value Ratio.......................25
Commission.........................................45
Compensating Interest..............................52
Constant Prepayment Rate...........................73
Cut-off Date Principal Balance.....................17

D

Deficient Valuation................................65
Definitive Certificate.............................56
Delinquent.........................................19
Depositor...........................................1
Determination Date.................................53
Distribution Account...............................51
Distribution Date..................................55
DTC.................................................1

E

EFSG...............................................44
Eligible Account...................................51
Eligible Substitute Mortgage Loan..................49
ERISA..............................................85
Euroclear.......................................1, 57
Euroclear Operator.................................57
Euroclear Participants.............................57
European Depositaries..............................56
Exemption Rating Agencies..........................86
Extra Principal Distribution Amount................63

F

FHA................................................42
FHA Mortgage Loans.................................41
FHA Uninsured Mortgage Loans.......................41
Financial Intermediary.............................56
First Lien.........................................20
First Union........................................87
Forbearance Plan Mortgage Loan.....................18
Full Documentation.............................45, 46

G

Gross Margin.......................................30
Group 1............................................18
Group 1 Loan Balance...............................18
Group 1 Mortgage Loans.............................18
Group 1 Net Funds Cap..............................69
Group 1 Principal Percentage.......................61
Group 2............................................18
Group 2 Loan Balance...............................18
Group 2 Mortgage Loans.............................18
Group 2 Net Funds Cap..............................69
Group 2 Principal Percentage.......................61

H

High Cost Mortgage Loans...........................15
HUD................................................42

I

IML................................................57
Index..............................................30
Indirect Participants..............................55
Initial Periodic Rate Cap..........................30
Interest Accrual Period............................60
Interest Carry Forward Amount......................60
Interest Percentage................................61
Interest Remittance Amount.........................60

L

LIBOR..............................................70
LIBOR Carryover Amount..........................7, 70

LIBOR Determination Date...........................70
Limited Documentation..............................46
Liquidated Mortgage Loan...........................65
Loan Group.........................................18
Loan Group 1.......................................18
Loan Group 2.......................................18

M

MGIC...............................................44
Modified Scheduled Payments........................18
Monthly Excess Cashflow Allocation.................66
Monthly Excess Cashflow Amount.....................66
Monthly Excess Interest Amount.....................60
Monthly Payment....................................19
Mortgage...........................................19
Mortgage Interest Rate.............................20
Mortgage Loan Purchase Agreement...................17
Mortgage Loan Schedule.............................49
Mortgage Loans.....................................17
Mortgage Pool......................................17
Mortgaged Property.................................19

N

National Housing Act...............................42
Net Mortgage Interest Rate.........................66
New Regulations.....................................3
No Documentation...................................46
no-bid.............................................43

O

Offered Certificates...............................55
One Year CMT.......................................41
Optional Termination Date..........................53
Overcollateralization Amount.......................63
Overcollateralization Deficiency...................63
Overcollateralization Release Amount...............64

P

Participants.......................................55
Pass-Through Rate..................................69
Performing Mortgage Loan...........................18
Periodic Rate Cap..................................30
Plan...............................................85
Pool Balance.......................................17
Pool Cap...........................................69
POOLING AND SERVICING AGREEMENT....................17
Prepayment Interest Shortfall......................53
Prepayment Period..................................59
Principal Balance..................................17
Principal Distribution Amount......................64
Principal Remittance Amount........................64
PTCE 95-60.........................................87
Purchase Price.....................................49

R

Rate Payment.......................................83
Realized Loss......................................65
Realized Loss Amortization Amount..................68
Record Date........................................55
Reference Bank Rate................................70
Regular Scheduled Payments.........................18
Related Documents..................................49
Relevant Depositary................................55
Relief Act.........................................51
REMIC...............................................7
Re-Performance Test................................19
Re-Performing 60+ Day Delinquent Loan..............64
Re-Performing Mortgage Loan........................19
Representative.....................................87
Residual Certificates..............................55
Restricted Group...................................86
Rules..............................................56

S

S&P.................................................7
Seller.............................................17
Senior Certificates................................55
Senior Enhancement Percentage......................64
Senior Specified Enhancement Percentage............64
Servicer...........................................46
Servicer Modification..............................65
Servicing Fee......................................52
Servicing Fee Rate.................................52
Simple Interest Mortgage Loans.....................43
Six Month LIBOR....................................40
60+ Day Delinquent Loan............................64
SMMEA..............................................87
Special Servicing Fee..............................53
Stated Documentation...............................46
Stepdown Date......................................65
Structuring Assumptions............................73
Sub-group 1A.......................................18
Sub-group 1A Mortgage Loans........................18
Sub-group 1B Loan Balance..........................18
Sub-group 1B Mortgage Loans........................18
Subordinated Certificates..........................55
Sub-Performing Mortgage Loan.......................18
Substitution Adjustment............................49

T

Targeted Overcollateralization Amount..............65
Telerate Page 3750.................................70
Termination Price..................................53
Terms and Conditions...............................58
Trigger Event......................................65
Trust...............................................1
Trust Fund.........................................17
Trustee............................................52

U

Underwriters.......................................87
United States Housing Act..........................42

Unpaid Realized Loss Amount........................68

V

VA 42
VA Mortgage Loans..................................41
VA Non-guaranteed Mortgage Loans...................42

                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the Offered Certificates will be offered globally (the "Global Securities") and will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), Clearstream or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

         Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no `lock-up' or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

         Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Clearstream or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either a 360-day year comprised of 30-day months or the actual number of days in such accrual period and a year assumed to consist of 360 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i. e., the trade fails),the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either a 360-day year comprised of 30-day months or the actual number of days in such accrual period and a year assumed to consist of 360 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i. e. , the trade fails), receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear Participant.

         Certain U.S. Federal Income Tax Documentation Requirements

         Final withholding regulations (the "NEW REGULATIONS") effective January 1, 2001 revise the documentation required from non-U.S. Persons having validly existing IRS Forms, such as IRS Form W-8, 1001 or 4224. The New Regulations replace a number of current tax certification forms (including IRS Forms W-9, 1001 and 4224, with a new series of IRS Forms (as discussed below) and generally standardize the period of time for which withholding agents can rely on such forms. Existing forms and statements will remain valid until the earlier of their expiration or December 31, 2000, although taxpayers may begin compliance with the New Regulations immediately.

         A beneficial owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

         Exemption for non-U.S. Persons with effectively connected income (Form W-8EC1). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States generally can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN. Form W-8BEN may be filed by the Certificate Owners or their authorized agents.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U. S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). A Form W-8BEN on which the Certificate Owner of a Global Security provides a U.S. taxpayer identification number generally remains in effect until a change in circumstances causes any of the information on the form to be incorrect. A Form W-8BEN on which a U.S. taxpayer identification is not provided and a Form W-8ECI generally remain in effect for three calendar years, absent a change in circumstances causing any information on the form to be incorrect.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

PROSPECTUS
--------------------------------------------------------------------------------

Residential Asset Funding Corporation                    Asset-Backed Securities
Sponsor                                                       Issuable in Series

--------------------------------------------------------------------------------

YOU SHOULD READ THE SECTION ENTITLED "RISK FACTORS" STARTING ON PAGE 3 OF THIS PROSPECTUS AND CONSIDER THESE FACTORS BEFORE MAKING A DECISION TO INVEST IN THE SECURITIES.


Retain this prospectus for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by the prospectus supplement relating to the offering of the securities.

--------------------------------------------------------------------------------


  The Securities

  o  will be issued from time to time in series,

  o  will consist of either asset-backed certificates or asset-backed notes,

  o will be issued by a trust or other special purpose entity established by the sponsor,

  o will be backed by one or more pools of mortgage loans or manufactured housing contracts held by the issuer, and

  o may have one or more forms of credit enhancement, such as insurance policies or reserve funds.




         Neither the Securities and Exchange Commission nor any state securities commission has approved of or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                          FIRST UNION SECURITIES, INC.

                The date of this prospectus is September 9, 1999

                                TABLE OF CONTENTS

SUMMARY OF PROSPECTUS..........................................................1

RISK FACTORS...................................................................3

THE SPONSOR....................................................................6

USE OF PROCEEDS................................................................6

DESCRIPTION OF THE SECURITIES..................................................6

   Payments of Interest........................................................7
   Payments of Principal.......................................................7
   Final Scheduled Distribution Date...........................................7
   Optional Redemption, Purchase or Termination................................8
   Mandatory Termination; Auction Sale.........................................8
   Defeasance..................................................................8
   Weighted Average Life of the Securities.....................................8
   Form of Securities..........................................................9

THE TRUST FUNDS...............................................................11

   The Mortgage Loans.........................................................12
   The Contracts..............................................................15
   Private Securities.........................................................16
   Accounts...................................................................18
   Collection and Distribution Accounts.......................................18
   Pre-Funding Account........................................................18

CREDIT ENHANCEMENT............................................................19

   Subordinate Securities.....................................................19
   Insurance..................................................................19
   Reserve Funds..............................................................20
   Minimum Principal Payment Agreement........................................20
   Deposit Agreement..........................................................21
   Derivative Contracts.......................................................21

SERVICING.....................................................................21

   Collection Procedures; Escrow Accounts.....................................21
   Deposits to and Withdrawals from the Collection Account....................21
   Advances and Limitations Thereon...........................................23
   Maintenance of Insurance Policies and other Servicing Procedures...........23
   Realization upon Defaulted Mortgage Loans..................................24
   Enforcement of Due-On-Sale Clauses.........................................25
   Servicing Compensation and Payment of Expenses.............................25
   Evidence as to Compliance..................................................26
   Matters Regarding the Servicer.............................................26

THE AGREEMENTS................................................................27

   Assignment of Primary Assets...............................................27

   Reports to Holders.........................................................29
   Events of Default; Rights upon Event of Default............................30
   The Trustee................................................................31
   Duties of the Trustee......................................................32
   Resignation of Trustee.....................................................32
   Amendment of Agreement.....................................................32
   Voting Rights..............................................................33
   List of Holders............................................................33
   REMIC Administrator........................................................33
   Termination................................................................33

LEGAL ASPECTS OF LOANS........................................................33

   Mortgage Loans.............................................................33
   Contracts..................................................................40
   Security Interests in the Manufactured Homes...............................40
   Enforcement of Security Interests in Manufactured Homes....................42
   Consumer Protection Laws...................................................42
   Transfers of Manufactured Homes; Enforceability of "Due-on-Sale" Clauses...42
   Applicability of Usury Laws................................................43
   Formaldehyde Litigation with Respect to Contracts..........................43
   Soldiers' and Sailors' Civil Relief Act of 1940............................43

MATERIAL FEDERAL INCOME TAX CONSEQUENCES......................................44

   Grantor Trust Securities...................................................44
   REMIC Securities...........................................................46
   Debt Securities............................................................53
   Partnership Interests......................................................53
   FASIT Securities...........................................................55
   Discount and Premium.......................................................58
   Backup Withholding.........................................................61
   Foreign Investors..........................................................61

STATE TAX CONSIDERATIONS......................................................63

ERISA CONSIDERATIONS..........................................................63

   Certificates...............................................................64
   Notes......................................................................65
   Consultation with Counsel..................................................66

LEGAL INVESTMENT..............................................................66

AVAILABLE INFORMATION.........................................................66

INCORPORATION OF DOCUMENTS BY REFERENCE.......................................67

PLAN OF DISTRIBUTION..........................................................67

LEGAL MATTERS.................................................................67

FINANCIAL INFORMATION.........................................................67

                              SUMMARY OF PROSPECTUS

  This summary highlights selected information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of your series of securities, read carefully this entire prospectus and the accompanying prospectus supplement.

THE SPONSOR

     Residential Asset Funding Corporation will act as the sponsor of the issuers, meaning that it will establish the issuers and cause them to issue the securities. The principal executive address of the sponsor are located at 301 South College Street, Charlotte, North Carolina 28202-6001, telephone no. (714) 373 -6611.

SECURITIES OFFERED

     Each class of securities will consist of one or more classes of ownership securities or debt securities. Ownership securities represent beneficial ownership interests in the assets held by the issuer. Ownership securities will be issued in the form of certificates. Debt securities represent indebtedness secured by the assets of the issuer. Debt securities will be issued in the form of notes.

     Each series of securities will be issued in one or more classes, one or more of which may be classes of:

     o   fixed-rate securities,

     o   adjustable-rate securities,

     o   compound-interest or accrual securities,

     o   planned-amortization-class securities,

     o   principal-only securities,

     o   interest-only securities,

     o   participating securities,

     o   senior securities, or

     o   subordinated securities.

     The interest rate, principal balance, notional balance, minimum denomination and form of each class of securities will be described in the accompanying prospectus supplement. The securities will be available in either fully registered or book-entry form, as described in the accompanying prospectus supplement.

THE LOANS

     Each issuer will hold one or more pools of loans, which may include:

     o mortgage loans or manufactured housing contracts secured by one-to-four family residential properties and/or manufactured homes,

     o mortgage loans secured by security interests in shares issued by private, non-profit cooperative housing corporations,

     o   mortgage loans secured by junior liens on the mortgaged properties,

     o mortgage loans with loan-to-value ratios in excess of the appraised value of the mortgaged property,

     o   home improvement retail installment contracts,

     o   revolving home equity lines of credit, and

     o   private securities backed by mortgage loans or contracts.

     The sponsor will direct the issuer to acquire the loans from affiliated originators, unaffiliated originators or warehouse trusts created by the sponsor or an affiliate to finance the origination of loans.

DISTRIBUTIONS ON THE SECURITIES

     Owners of securities will be entitled to receive payments in the manner described in the accompanying prospectus supplement, which will specify:

     o whether distributions will be made monthly, quarterly, semi-annually or at other intervals and dates,

     o the amount allocable to payments of principal and interest on any distribution date, and

     o whether distributions will be made on a pro rata, random lot, or other basis.

CREDIT ENHANCEMENT

     A series of securities, or classes within a series, may have the benefit of one or more types of credit enhancement, including:

     o   the  use  of   excess   interest   to  cover   losses   and  to  create
         over-collateralization,

     o the subordination of distributions on the lower classes to the distributions on more senior classes,

     o the allocation of losses on the underlying loans to the lower classes, and

     o the use of cross support, reserve funds, financial guarantee insurance policies, guarantees and letters of credit.

     The protection against losses afforded by any credit enhancement will be limited in the manner described in the accompanying prospectus supplement.

REDEMPTION OR REPURCHASE OF SECURITIES

     One or more classes of securities may be redeemed or repurchased in whole or in part at the times described in the prospectus supplement and at a price at least equal to the amount necessary to pay all principal and interest on the redeemed classes.

LEGAL INVESTMENT

     The accompanying prospectus supplement will state whether or not the securities will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984.

ERISA LIMITATIONS

     Employee benefit plans should carefully review with their own legal advisors whether the purchase or holding of the securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Internal Revenue Code.

FEDERAL INCOME TAX CONSEQUENCES

     Each class of securities offered by this prospectus and the accompanying prospectus supplement will constitute one of the following for federal income tax purposes:

     o   interests in a trust treated as a grantor trust,

     o "regular interests" or "residual interests" in a trust treated as one or more "real estate mortgage investment conduits",

     o   debt issued by the issuer,

     o   interests in an issuer which is treated as a partnership, or

     o "regular interests", "high-yield interests" or "ownership interests" in a trust treated as one or more "financial asset securitization investment trusts".

RATINGS

     The securities offered by this prospectus and the accompanying prospectus supplement will be rated at the time of issuance in one of the four highest rating categories by at least one statistical rating organization.

                                  RISK FACTORS

     You should consider the following risk factors prior to any purchase of any class of securities. You should also consider the information under the caption "Risk Factors" in the accompanying prospectus supplement.

YOUR INVESTMENT IN ANY SECURITY MAY BE AN ILLIQUID INVESTMENT; YOU SHOULD BE PREPARED TO HOLD YOUR SECURITY TO MATURITY.

         A secondary market for these securities is unlikely to develop. If it does develop, it may not provide you with sufficient liquidity of investment or continue for the life of these securities. The underwriters may establish a secondary market in the securities, although no underwriter will be obligated to do so. We neither expect to list the securities on any securities exchange nor to have the securities quoted in the automated quotation system of a registered securities association.

         Issuance of the securities in book-entry form may also reduce the liquidity in the secondary trading market, since some investors may be unwilling to purchase securities for which they cannot obtain definitive physical securities.

THE ASSETS OF THE TRUST FUND WILL BE LIMITED AND, IF THE ASSETS BECOME INSUFFICIENT TO SERVICE THE SECURITIES, LOSSES MAY RESULT.

         The securities will be payable solely from the assets of the trust fund. Neither the sponsor nor any other person will be obligated to make payments to the security holders, except to the extent of any credit enhancement as specifically provided in the prospectus supplement. Consequently, security holders must rely solely upon payments from the trust fund for the payment of principal and interest on the securities.

AS A RESULT OF PREPAYMENT ON THE LOANS OR EARLY REDEMPTION OF THE SECURITIES, YOU COULD BE FULLY PAID SIGNIFICANTLY EARLIER THAN WOULD OTHERWISE BE THE CASE, WHICH MAY ADVERSELY AFFECT THE YIELD TO MATURITY ON YOUR SECURITIES.

         The yield to maturity of the securities may be adversely affected by a higher or lower than anticipated rate of prepayments on the loans. The yield to maturity on interest-only securities purchased at premiums or discounts to par will be extremely sensitive to the rate of prepayments on the loans.

         The underlying loans may be prepaid in full or in part at any time, although prepayment may require the borrower to pay of a prepayment penalty or premium. These penalties will generally not be property of the issuer, and will not be available to fund distributions owing to you. We cannot predict the rate of prepayments of the loans, which is influenced by a wide variety of economic, social and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, we can give no assurance as to the level of prepayments that a trust fund will experience.

         Prepayments may result from mandatory prepayments relating to unused monies held in pre-funding accounts, voluntary early payments by borrowers, including payments in connection with refinancings, sales of mortgaged properties subject to "due-on-sale" provisions and liquidations due to default, as well as the receipt of proceeds from insurance policies. In addition, repurchases or purchases from the issuer of loans or the payment of substitution adjustments will have the same effect on the securities as a prepayment of the loans.

         One or more classes of securities of any series may be subject to optional or mandatory redemption or auction sale in whole or in part, on or after a specified date, or on or after the time when the aggregate outstanding principal amount of the underlying loans or the securities is less than a specified amount. You will bear the risk of reinvesting unscheduled distributions resulting from redemption.

         Any of the foregoing principal prepayments may adversely affect the yield to maturity of the prepaid securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that you will be able to reinvest these prepayments at a yield equaling or exceeding the yield on your securities.

CREDIT ENHANCEMENT, EVEN IF PROVIDED, WILL IN ANY EVENT BE LIMITED IN BOTH AMOUNT AND SCOPE OF COVERAGE, AND MAY NOT BE SUFFICIENT TO COVER ALL LOSSES OR RISKS ON YOUR INVESTMENT.

         Credit enhancement may be provided in limited amounts to cover some, but not all, types of losses on the underlying loans and, in most cases, will reduce over time in accordance with a schedule or formula. Furthermore, credit enhancement may provide only very limited coverage as to some types of losses, and may provide no coverage as to other types of losses. Generally, credit enhancement does not directly or indirectly guarantee to the investors any specified rate of prepayments, which is one of the principal risks of your investment. The amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and any other information will be described in the accompanying prospectus supplement.

PROPERTY VALUES MAY DECLINE, LEADING TO HIGHER LOSSES ON THE LOANS.

         An investment in the securities, which are backed by residential real estate loans, may be affected by a decline in real estate values. A decline could be caused by a general decline in the real estate market, the borrower's failure to maintain the property or a natural disaster, among other things. If property values were to decline, the rates of delinquencies and foreclosures may rise, thereby increasing the likelihood of loss. If these losses are not covered by any credit enhancement, you will bear all risk of these losses and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted loans.

FORECLOSURE OF MORTGAGED PROPERTIES INVOLVES DELAYS AND EXPENSE AND COULD CAUSE LOSSES ON THE LOANS.

         Even if the mortgaged properties provide adequate security for the loans, substantial delays could be encountered in connection with the foreclosure of defaulted loans, and corresponding delays in the receipt of the foreclosure proceeds could occur. Foreclosures are regulated by state statutes, rules and judicial decisions and are subject to many of the delays and expenses of other lawsuits, sometimes requiring several years to complete. The servicer will be entitled to reimburse itself for any expenses it has paid in attempting to recover amounts due on the liquidated loans, including payments to prior lienholders, accrued fees of the servicer, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses, which will reduce the amount of the net recovery by the trust.

ENVIRONMENTAL CONDITIONS ON THE MORTGAGED PROPERTY MAY GIVE RISE TO LIABILITY FOR THE ISSUER.

         Real property pledged as security to a lender may be subject to environmental risks which could cause losses on your securities. Under the laws of some states, contamination of a mortgaged property may give rise to a lien on the mortgaged property to assure the costs of clean-up. In several states, this type of lien has priority over the lien of an existing mortgage or owner's interest against the property. In addition, under the laws of some states and under CERCLA, a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also will increase its risk of environmental liability upon the foreclosure of the mortgaged property, since the lender may then become the legal owner of the property.

STATE AND FEDERAL CREDIT PROTECTION LAWS MAY LIMIT COLLECTION OF PRINCIPAL AND INTEREST ON THE LOANS.

         Residential mortgage lending is highly regulated at both the federal and state levels and violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the amounts due on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the issuer, as the owner of the loan, to damages and administrative enforcement. The occurrence of any of the foregoing could cause losses on your securities.

THE SOLDIERS' AND SAILORS' CIVIL RELIEF ACT MAY LIMIT THE ABILITY TO COLLECT ON THE LOANS.

         The terms of the Soldiers' and Sailors' Civil Relief Act of 1940, or similar state legislation, benefit mortgagors who enter military service after the origination of his or her loan, including a mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty. These mortgagors may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The implementation of the Soldiers' and Sailors' Civil Relief Act could have an adverse effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on these loans.

         In addition, the Soldiers' and Sailors' Civil Relief Act imposes limitations that would impair the ability of the servicer to foreclose on loans during the mortgagor's period of active duty status. Thus, in the event that these loans go into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

RATINGS ARE NOT RECOMMENDATIONS; THE RATINGS ASSIGNED TO YOUR SECURITIES MAY BE LOWERED OR WITHDRAWN.

         Each series of securities will be rated in one of the four highest rating categories by the rating agency. Any rating would be based on, among other things, the adequacy of the value of the assets and any credit enhancement. A rating is not a recommendation to purchase, hold or sell securities, because as it does not address market price or suitability for a particular investor.

         The ratings assigned to the securities will be based on, among other things, the adequacy of the value of the trust fund and any credit enhancement. Any rating which is assigned may not remain in effect for any given period of time or may be lowered or withdrawn entirely by the rating agencies if, in their judgment, circumstances in the future so warrant. Ratings may also be lowered or withdrawn because of an adverse change in the financial or other condition of a provider of credit enhancement or a change in the rating of a credit enhancement provider's long term debt.

ERISA MAY RESTRICT THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SECURITIES.

         Generally, ERISA applies to investments made by benefit plans and transactions involving the assets of benefit plans. Due to the complexity of regulations that govern benefit plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of securities.

                                   THE SPONSOR

         The sponsor, Residential Asset Funding Corporation, was incorporated in the State of North Carolina. in December 1997, and is a wholly-owned subsidiary of First Union National Bank, a national banking association with its headquarters in Charlotte, North Carolina. The sponsor's principal executive offices are located at One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288-0630. Its telephone number is (704) 373-6611.

                                 USE OF PROCEEDS

         The net proceeds from the sale of each series of securities will be applied to one or more of the following purposes: to acquire the primary assets, to repay indebtedness which has been incurred to obtain funds to acquire the primary assets, to establish any reserve funds described in the prospectus supplement and to pay costs of structuring and issuing the securities, including the costs of obtaining credit enhancement, if any. The acquisition of the primary assets for a series may be effected by an exchange of securities with the seller of the primary assets. The seller may agree to reimburse the sponsor for fees and expenses of the sponsor incurred in connection with the offering of the securities.



                          DESCRIPTION OF THE SECURITIES

         The sponsor may offer from time to time the securities, which may be asset-backed notes or certificates, in one or more series.

         The certificates of a series will evidence undivided interests in assets deposited into a trust fund. The notes of a series will represent indebtedness secured by the trust fund. A series may consist of both notes and certificates.

         Each series of securities will consist of one or more classes of securities, one or more of which may be compound interest securities, variable interest securities, PAC securities, zero coupon securities, principal only securities, interest only securities or participating securities. A series may also include one or more classes of subordinate securities.

         If a series includes multiple classes, the amount, percentage and timing of distributions of principal, interest or both to each class may vary and one or more classes' right to distributions of principal, interest or both may be subordinated to other classes. The primary assets and other assets comprising the trust fund may be divided into one or more groups and one or more classes may evidence beneficial ownership of or be secured by the corresponding group.

         The trustee, or a paying agent on its behalf, will make payments of principal of and interest on the securities. Interest on and principal of the securities of a series will be payable on each distribution date at the times, at the rates, in the amounts and in the order of priority described in the prospectus supplement. Payments will be made by check mailed to holders of record at their addresses appearing on the security register. Payments may be made, however, by wire transfer, at the expense of the holder requesting payment by wire transfer, in circumstances described in the prospectus supplement. Final payments of principal in retirement of each security will be made only upon presentation and surrender of the security at the office of the trustee specified in the prospectus supplement. The trustee will mail notice of the final payment on a security to the holder of the security before the distribution date on which the trustee expects to make the final principal payment.

PAYMENTS OF INTEREST

         The interest-bearing securities of each class will bear interest from the date and at the rate per annum specified, or calculated in the method described in, the prospectus supplement. The rate of interest on securities of a series may be variable or may change with changes in the annual percentage rates of the loans and/or as prepayments occur on the loans. Principal-only securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions.

         Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues during the calendar month preceding a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the securities were to accrue through the day immediately preceding the distribution date.

PAYMENTS OF PRINCIPAL

         On each distribution date for a series, principal payments will be made to the holders of the securities of the series on which principal is then payable, as described in the prospectus supplement. Principal payments will be allocated among the classes of a series in the manner, at the times and in the priority described in the prospectus supplement.

         The rate of principal payments of each class may depend principally upon the rate of payment, including prepayments, on the primary assets. A rate of prepayment lower or higher than anticipated will affect the yield on the securities of a series in the manner described under "--Weighted Average Life of the Securities." Under limited circumstances, a series of securities may be subject to termination or redemption. See " --Optional Redemption, Purchase or Termination" below.

FINAL SCHEDULED DISTRIBUTION DATE

         The final scheduled distribution date on each class of securities is the date no later than which the principal balance is expected to be reduced to zero, calculated on the basis of the assumptions described in the prospectus supplement. The final scheduled distribution date will be specified in the prospectus supplement. Since payments on the primary assets will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date.

         Furthermore, as a result of delinquencies, defaults and liquidations of the primary assets in the trust fund, the actual final distribution date of any certificate may occur later than its final scheduled distribution date. No assurance can be given as to the actual prepayment experience of a series. See "--Weighted Average Life of the Securities" below.

OPTIONAL REDEMPTION, PURCHASE OR TERMINATION

         One or more classes of securities of any series may be subject to optional redemption or repurchase, in whole or in part, on any distribution date by the seller, servicer or credit enhancer or an affiliate thereof. Redemption or repurchase may occur on or after a specified date, or on or after the time as the aggregate outstanding principal amount of the securities or primary assets, is less than a percentage not to exceed 20% of the initial aggregate principal balance of the securities or primary assets. The redemption, purchase or repurchase price may not be less than an amount necessary to pay all principal and interest on the securities outstanding. If we have made a REMIC election, the trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under section 860F of the Internal Revenue Code. The risk of reinvesting unscheduled distributions resulting form prepayments of the securities will be borne by the holders. Neither the trust nor the holders will have any continuing liability under an optional redemption or repurchase.

MANDATORY TERMINATION; AUCTION SALE

         The trustee, the servicer or the seller may be required to effect early retirement of a series of securities by auction sale. Within a period following the failure of the holder of the optional termination right to exercise its right, the required party shall solicit bids for the purchase of all primary assets remaining in the trust. In the event that satisfactory bids are received, the net sale proceeds will be distributed to holders in the same order of priority as collections on the loans. A satisfactory bid will not be less than an amount necessary to pay all principal and interest on the notes. If satisfactory bids are not received, the required party shall decline to sell the loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the loans. The sale and consequent termination of the trust must constitute a "qualified liquidation" of each REMIC.

DEFEASANCE

         The indenture may provide that a trust fund may be discharged through defeasance. In a defeasance, a party will deposit with the trustee money and/or direct obligations of or obligations guaranteed by the United States of America which will provide money in an amount sufficient to pay each installment of interest and, on the final scheduled distribution date, principal on the notes. In the event of any defeasance and discharge of notes, note holders would be able to look only to the deposited money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

         "Weighted average life" refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of the securities of a class will be influenced by the rate at which the amount financed under primary assets included in the trust fund for a series is paid. Repayment may be in the form of scheduled amortization or prepayments.

         Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans or underlying loans relating to the private securities, as applicable, included in the trust fund are made at rates corresponding to various percentages of the prepayment standard or model specified in the prospectus supplement.

         There is, however, no assurance that prepayment of the loans will conform to any level of any prepayment standard or model specified in the prospectus supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, servicing decisions and other factors also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the mortgage loans or underlying loans either from time to time or over the lives of the loans.

         The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the loans, the loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by the loans. In this regard, it should be noted that the loans may have different interest rates. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans. If any loans have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution date, even in the absence of prepayments.

FORM OF SECURITIES

         The securities in each series will either be issued as physical certificates or in book-entry form. Physical certificates in fully registered form will be transferable and exchangeable at the corporate trust office of the registrar of the securities named in the prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities, but the trustee may require payment of a sum sufficient to cover any tax or other government charge.

         Securities issued in book-entry form will be registered in the name of Cede & Co., the nominee of the Depository Trust Company. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered under the provisions of section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Under a book-entry format, holders that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of the securities registered in the name of Cede & Co., as nominee of DTC, may do so only through participants and indirect participants. In addition, the holders will receive all distributions of principal of and interest on the securities from the trustee through DTC and its participants. Under a book-entry format, holders will receive payments after each distribution date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC, on each distribution date, DTC will forward payments to its participants, which thereafter will be required to forward payments to indirect participants or holders. Unless and until physical securities are issued, it is anticipated that the only holder will be Cede & Co., as nominee of DTC, and that the beneficial holders of securities will not be recognized by the trustee as holders under the agreements. The beneficial holders will only be permitted to exercise the rights of holders under the agreements indirectly through DTC and its participants who in turn will exercise their rights through DTC.

         DTC is required to make book-entry transfers of securities among participants and is required to receive and transmit payments of principal of and interest on the securities. Participants and indirect participants with which holders have securities accounts similarly are required to make book-entry transfers and receive and transmit payments on behalf of their respective holders. Accordingly, although holders will not process securities, the rules provide a mechanism by which holders will receive distributions and will be able to transfer their interests.

         Unless and until physical certificates are issued, holders who are not participants may transfer ownership of securities only through participants by instructing participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of securities, which account is maintained with their respective participants. In accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the respective participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing holders.

         Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and banks, the ability of a holder to pledge securities to persons or entities that do not participate in the DTC system, or otherwise act as the owner of the securities may be limited due to the lack of a physical certificate.

         DTC in general advises that it will take any action permitted to be taken by a holder under an agreement only at the direction of one or more participants to whose account with DTC the securities are credited. Additionally, DTC in general advises that it will take actions on behalf of specified percentages of the holders only at the direction of participants whose holdings include current principal amounts of outstanding securities that satisfy the specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding securities to the extent that actions are taken on behalf of participants whose holdings include current principal amounts of outstanding securities.

         Any securities initially registered as physical certificates in the name of Cede & Co., as nominee of DTC, will be issued in fully registered, certificated form to holders or their nominees, rather than to DTC or its nominee only under the events specified in the agreements and described in the prospectus supplement. Upon the occurrence of any of the events specified in the agreements and the prospectus supplement, DTC will be required to notify all participants of the availability through DTC of physical certificates. Upon surrender by DTC of the securities representing the securities and instruction for re-registration, the trustee will take the securities in the form of physical certificates, and thereafter the trustee will recognize the holders of physical certificates as holders. Thereafter, payments of principal of and interest on the securities will be made by the trustee directly to holders. The final distribution of any security, whether physical certificates or securities registered in the name of Cede & Co., however, will be made only upon presentation and surrender of the securities on the final distribution date at the office or agency specified in the notice of final payment to holders.

                                 THE TRUST FUNDS

         Each trust fund will include assets originated or acquired by the seller or sellers specified in the prospectus supplement composed of:

         o primary assets, which may include one or more pools of (1) mortgage loans that are secured by mortgages or deeds of trust on residential properties, (2) manufactured housing conditional sale contracts and installment agreements that are secured by manufactured homes, and (3) securities backed or secured by loans,

         o all monies due on the loans net, if and as provided in the prospectus supplement, of amounts payable to the servicer of the loans,

         o funds on deposit in any pre-funding and capitalized interest accounts,

         o     reserve  funds,  letters  of  credit,  surety  bonds,   insurance
               policies or other forms of credit support,

         o any mortgaged property acquired by foreclosure or deed in lieu of foreclosure or repossession,

         o     any manufactured home acquired by repossession and

         o any amount on deposit in the collection account or distribution account.

         The mortgage loans will be secured by mortgages and deeds of trust or other similar security instruments creating a lien on a mortgaged property, which may be subordinated to one or more senior liens on the mortgaged property. The contracts will be secured by security interests taken in the manufactured homes.

         A maximum of 5%, by initial principal balance, of the aggregate primary assets that are included in a trust fund at the closing date will deviate from the characteristics that are described in the prospectus supplement.

         The securities will be non-recourse obligations secured by the trust fund. Holders of a series of notes may only proceed against the collateral securing the notes in the case of a default and may not proceed against any assets of the sponsor or the trust fund not pledged to secure the notes.

         The primary assets for a series will be acquired by the trust fund from the seller, or may be acquired in the open market or in privately negotiated transactions. Loans relating to a series will be serviced by the servicer, which may be the seller, specified in the prospectus supplement, under a servicing agreement between the trust fund and servicer.

         "Agreement" means, as to a series of certificates, the pooling and servicing agreement or trust agreement, and as to a series of notes, the indenture and the servicing agreement, as the context requires.

         A trust fund relating to a series of securities may be a business trust formed under the laws of the state specified in the prospectus supplement.

         Prior to the initial offering of a series of securities, the trust fund will have no assets or liabilities. We do not expect any trust fund to engage in any activities other than acquiring, managing and holding the trust assets and the proceeds thereof, issuing securities and making distributions thereon. No trust fund will have any significant source of capital other than its assets and any credit enhancement.

         Primary assets included in the trust fund for a series may consist of any combination of mortgage loans, contracts and private securities. Some of the loans may be delinquent, although the loans that are delinquent as of the cut-off date will not exceed 20% of the initial aggregate principal balance of the primary assets for that series. The following is a brief description of the loans we expect to be include as trust property.

THE MORTGAGE LOANS

         Mortgage Loans. The primary assets for a series may consist, in whole or in part, of mortgage loans secured by mortgages on one- to four-family residential housing, including condominium units and cooperative dwellings which may be subordinated to other mortgages on the same mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the prospectus supplement.

         The mortgage loans may be either "closed-end" loans, which do not permit the borrower to obtain the proceeds of future advances, or "open-end" loans structured as lines of credit, which permit the borrower, subject to a maximum dollar amount, to obtain more than one advance of proceeds. The mortgage loans will be secured by first, second or more junior liens on fee simple or leasehold interests in one- to four-family residential properties. The principal and interest on the mortgage loans included in the trust for a series of securities will be payable either on the first day of each month or on different scheduled days throughout each month, and the interest will be calculated either on a simple interest, actuarial method or "Rule of 78s" method. When a full principal prepayment is paid on a mortgage loan during a month, the mortgagor is generally charged interest only on the days of the month actually elapsed up to the date of prepayment, at a daily interest rate that is applied to the principal amount of the mortgage loan so prepaid.

         Payment Terms. The payment terms of the mortgage loans to be included in a trust for a series will be described in the prospectus supplement and may include any of the following features of combinations thereof or other features described in the prospectus supplement:

         o Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under specified circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from and adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of limitations. Accrued interest may be deferred and added to the principal of a mortgage loan for periods and under circumstances specified in the prospectus supplement. Mortgage loans may provide for the payment of interest at a rate lower than the specified loan rate for a period of time of for the life of the mortgage loan, and the amount of any difference may be contributed from funds supplied by the seller of the mortgaged property or another source.

         o Principal may be payable on a level debt service basis to fully amortize the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the loan rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

         o Monthly payments of principal and interest may be fixed for the life of the mortgage loan, may increase over a specified period of time or may change from period to period. Mortgage loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

         o Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the mortgage loan or may decline over time, and may be prohibited for the life of the mortgage loan or for specified periods. Some mortgage loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other mortgage loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The mortgage loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or transfer of the mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the seller.

         Amortization of the Mortgage Loans. The mortgage loans will provide for payments that are allocated to principal and interest according to either the actuarial method, the simple interest method or the "Rule of 78s" method. The prospectus supplement will state whether any of the mortgage loans will provide for deferred interest or negative amortization.

         An actuarial mortgage loan provides for payments in level monthly installments except, in the case of a balloon loan, the final payment, consisting of interest equal to one-twelfth of the applicable loan rate times the unpaid principal balance, with the remainder of the payment applied to principal.

         A simple interest mortgage loan provides for the amortization of the amount financed under the mortgage loan over a series of equal monthly payments except, in the case of a balloon loan, the final payment. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the mortgage loan being multiplied by the stated loan rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the mortgage loan. As payments are received under a simple interest mortgage loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a simple interest mortgage loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if the payment is made on its scheduled due date.

         Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a simple interest mortgage loan is made on or prior to its scheduled due date, the principal balance of the mortgage loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date, the mortgage loan will amortize more slowly than scheduled. If a simple interest mortgage loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

         Some mortgage loans may be insured under the Federal Housing Authority Title I credit insurance program created under sections 1 and 2(a) of the National Housing Act of 1934. Under the Title I program, the Federal Housing Authority is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I program operates as a coinsurance program in which the Federal Housing Authority insures up to 90% of specified losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's Federal Housing Authority insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

         The mortgaged properties will include single family property, which is one-to four-family residential housing, including condominium units and cooperative dwellings. The mortgaged properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least equal to the term of the mortgage. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

         The prospectus supplement will specify whether or not mortgages on cooperative dwellings consist of a lien on the shares issued by the cooperative dwelling and the proprietary lease or occupancy agreement relating to the cooperative dwelling.

         The aggregate principal balance of mortgage loans secured by mortgaged properties that are owner-occupied will be disclosed in the prospectus supplement. The sole basis for a representation that a given percentage of the mortgage loans are secured by single family property that is owner-occupied will be either (1) the making of a representation by the mortgagor at origination of the mortgage loan either that the underlying mortgaged property will be used by the mortgagor for a period of at least six months every year or that the mortgagor intends to use the mortgaged property as a primary residence, or (2) a finding that the address of the underlying mortgaged property is the mortgagor's mailing address as reflected in the servicer's records. To the extent specified in the prospectus supplement, the mortgaged properties may include non-owner occupied investment properties and vacation and second homes.

         The initial combined loan-to-value ratio of a mortgage loan is computed in the manner described in the prospectus supplement, taking into account the amounts of any senior loans.

         Additional Information. The selection criteria for the mortgage loans, including loan-to-value ratios, original terms to maturity and delinquency information, will be specified in the prospectus supplement.

         The trust fund may include mortgage loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity. The trust fund may include mortgage loans that do not have a specified stated maturity.

         The prospectus supplement for a series for which the primary assets include mortgage loans will specify, to the extent relevant and to the extent the information is reasonably available to the sponsor and the sponsor reasonably believes the information to be reliable:

         o     the aggregate unpaid principal balance;

         o the range and weighted average loan rate, and, in the case of adjustable rate loans, the range and weighted average of the current loan rates and the lifetime rate caps, if any;

         o     the range and average outstanding principal balance;

         o     the  weighted  average  original  and  remaining   term-to-stated
               maturity and the range of original and remaining terms-to-stated maturity, if applicable;

         o the range and weighted average of combined loan-to-value ratios or loan-to-value ratios;

         o     the  percentage  of  mortgage  loans  that  accrue   interest  at
               adjustable or fixed interest rates;

         o     the geographic distribution of the mortgaged properties;

         o the percentage of mortgage loans that are secured by single family mortgaged properties, shares relating to cooperative dwellings, condominium units, investment property and vacation or second homes;

         o     the lien priority;

         o     year of origination; and

         o the delinquency status, including the duration and history of delinquencies and the percentage of delinquent mortgage loans.

         The prospectus supplement will also specify any other limitations on the types or characteristics of mortgage loans for a series.

THE CONTRACTS

         Contracts. Each pool of contracts in a trust fund will consist of conventional manufactured housing installment sales contracts and installment loan agreements originated by a manufactured housing dealer in the ordinary course of business and purchased by the seller. Each contract will be secured by manufactured homes, each of which will be located in any of the fifty states or the District of Columbia. The contracts will be fully amortizing and will bear interest at a fixed or adjustable annual percentage rate. The seller of the contracts may retain a portion of the interest payments, called a "fixed retained yield." If the seller retains a fixed retained yield, the trust will be entitled to payments on the contracts after payment of the fixed retained yield.

         Manufactured homes, unlike site-built homes, generally depreciate in value. Consequently, at any time after origination it is possible, especially in the case of contracts with high loan-to-value ratios at origination, that the market value of a manufactured home may be lower than the principal amount outstanding under the contract.

         Additional Information. The prospectus supplement for a series for which the primary assets include contracts will specify, to the extent relevant and to the extent the information is reasonably available to the sponsor and the sponsor reasonably believes the information to be reliable:

         o     the initial aggregate principal balance;

         o     the range of original terms to maturity;

         o     the weighted average remaining term to stated maturity;

         o     the earliest and latest origination dates;

         o     the range of contract rates and net contract rates;

         o     the weighted average net contract rate;

         o     the geographic distribution of manufactured homes;

         o the percentage of any contracts which are secured by manufactured homes which have become permanently affixed to real estate;

         o the percentage of the contracts representing the refinancing of existing indebtedness;

         o     the range of loan-to-value ratios and

         o the highest outstanding principal balance at origination of any contract.

         The contracts in a trust fund will generally have monthly payments due on the first of each month and will be fully-amortizing contracts. Contracts may have due dates which occur on a date other than the first of each month. The contract pools may include adjustable rate contracts that provide for payment adjustments to be made less frequently than adjustments in the contract rates. Each adjustment in the contract rate which is not made at the time of a corresponding adjustment in payments, and which adjusted amount of interest is not paid currently on a voluntary basis by the obligor, will result in a change in the rate of amortization of the contract. Moreover, payment adjustments on the contracts may be subject to limitations, as specified in the prospectus supplement, which may also affect the rate of amortization on the contract. As a result, the amount of interest accrued in any month may equal or exceed the scheduled monthly payment on the contract. In any such month, no principal would be payable on the contract, and if the accrued interest exceeded the scheduled monthly payment, the excess interest due would become "deferred interest that is added to the principal balance of the contract. Deferred interest will bear interest at the contract rate until paid. If the limitations prevent the payments from being sufficient to amortize fully the contract by its stated maturity date, a lump sum payment equal to the remaining unpaid principal balance will be due on the stated maturity date.

PRIVATE SECURITIES

         Primary assets for a series may consist, in whole or in part, of "private securities" which include pass-through certificates representing beneficial interests in underlying loans of the type that would otherwise be eligible to be loans or collateralized obligations secured by underlying loans. Private securities may have previously been offered to the public and not purchased as part of the original distribution or may be acquired in a private transaction. Although individual underlying loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and private securities themselves will not be so insured or guaranteed.

         Private securities will have been issued under a pooling and servicing agreement, a trust agreement or similar agreement. The seller/servicer of the underlying loans will have entered into the underlying agreement with the underlying trustee. The underlying trustee or its agent, or a custodian, will possess the underlying loans. Underlying loans will be serviced by a servicer directly or by one or more sub-servicers who may be subject to the supervision of the underlying servicer.

         The sponsor of the private securities will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to trusts, and selling beneficial interests in trusts. The underlying sponsor may be an affiliate of the sponsor. The obligations of the underlying sponsor will generally be limited to representations and warranties as to the assets conveyed by it to the trust.

Additionally, although the underlying loans may be guaranteed by an agency or instrumentality of the United States, the private securities themselves will not be so guaranteed.

         Distributions of principal and interest will be made on the private securities on the dates specified in the prospectus supplement. The private securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the private securities by the underlying trustee or the underlying servicer. The underlying sponsor or the underlying servicer may have the right to repurchase the underlying loans after a specified date or under other circumstances specified in the prospectus supplement.

         The underlying loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Underlying loans will be secured by mortgages on mortgaged properties.

         Credit Support Relating to Private Securities. Credit support in the form of reserve funds, subordination of other private securities issued under the underlying agreement, guarantees, letters of credit, cash collateral accounts, insurance policies or other types of credit support may be provided with respect to the underlying loans or with respect to the private securities themselves. The type, characteristics and amount of credit support will be a function of characteristics of the underlying loans and other factors and will have been established for the private securities on the basis of requirements of the rating agency that rated the private securities.

         Additional Information. The prospectus supplement for a series for which the primary assets include private securities will specify, to the extent relevant and to the extent the information is reasonably available to the sponsor and the sponsor reasonably believes the information to be reliable:

         o     the aggregate approximate principal amount and type;

         o     the maximum original term-to-stated maturity;

         o     the weighted average term-to-stated maturity;

         o     the pass-through or certificate rate or ranges thereof;

         o     the  underlying   sponsor,   the  underlying   servicer  and  the
               underlying trustee;

         o characteristics of credit support relating to the underlying loans or to the private securities;

         o the terms on which underlying loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the private securities;

         o the terms on which underlying loans may be substituted for those originally underlying the private securities;

         and, as to the underlying loans, the following:

         o the payment features, including whether the underlying loans are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features;

         o the approximate aggregate principal balance, if known, of the underlying loans insured or guaranteed by a governmental entity;

         o     the servicing fee or range of servicing fees;

         o     the minimum and maximum stated maturities at origination;

         o     the lien priority; and

         o     the delinquency status and year of origination.

ACCOUNTS

         Each trust fund will include one or more accounts. Each account will either be an account maintained at a depository institution, the long-term unsecured debt obligations of which are satisfactory to each rating agency or an account the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation or which are secured in a manner meeting requirements established by each rating agency.

         The trustee may invest the funds in the accounts in eligible investments maturing, with exceptions, not later than the day preceding the date funds are due to be distributed. Eligible investments include, among other investments, obligations of the United States and agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker's acceptances, repurchase agreements of United States government securities and guaranteed investment contracts, in each case, acceptable to the rating agencies rating the securities.

COLLECTION AND DISTRIBUTION ACCOUNTS

         A separate collection account will be established in the name of the trustee for receipt of all amounts received from the primary assets. Amounts on deposit in the collection account and amounts available from any credit enhancement will be deposited in a distribution account, which will also be established in the name of the trustee, for distribution to the holders.

PRE-FUNDING ACCOUNT

         A trust fund may include a "pre-funding account." On the closing date, the "pre-funded amount," which is a portion of the proceeds of the sale of the securities of a series, will be deposited in the pre-funding account and may be used to acquire additional primary assets during a specified "pre-funding period." If any pre-funded amount remains on deposit in the pre-funding account at the end of the pre-funding period, it will be applied in the manner specified in the prospectus supplement to prepay the notes and/or the certificates of the applicable series.

         If a pre-funding account is established:

         o the pre-funding period will not exceed 1 year from the closing date,

         o the additional primary assets to be acquired during the pre-funding period will be subject to the same representations and warranties and satisfy the same eligibility requirements as the primary assets included in the trust fund on the closing date, subject to the exceptions stated in the prospectus supplement,

         o the pre-funding amount will not exceed 50% of the principal amount of the securities issued and

         o prior to the investment of the pre-funded amount in additional primary assets, the pre-funded amount will be invested in one or more eligible investments.

         If a pre-funding account is established, a "capitalized interest account" may be established and maintained with the trustee. On the closing date, funds will be deposited in the capitalized interest account and used to fund any shortfall in the interest accrued on the securities and fees or expenses during the pre-funding period. Any amounts on deposit in the capitalized interest account at the end of the pre-funding period that are not necessary to fund any shortfall will be distributed to the person specified in the prospectus supplement.

         If a trust fund includes a pre-funding account and the principal balance of additional primary assets delivered to the trust fund during the pre-funding period is less than the original pre-funded amount, the securityholders will receive a prepayment of principal to the extent described in the prospectus supplement. Any principal prepayment may adversely affect the yield to maturity of the applicable securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest a prepayment at yields equaling or exceeding the yields on the securities. It is possible that the yield on any reinvestment will be lower, and may be significantly lower, than the yield on the securities.

                               CREDIT ENHANCEMENT

         The sponsor may obtain credit enhancement, which may include an irrevocable letter of credit, surety bond or insurance policy, issue subordinate securities or obtain any other form of credit enhancement or combination thereof in favor of the trustee on behalf of the holders of a series or designated classes of a series from an institution or by other means. The credit enhancement will support the payment of principal and interest on the securities, and may be applied for other purposes to the extent and under the conditions described in the prospectus supplement. Credit enhancement for a series may include one or more of the following forms, or another form specified in the prospectus supplement. Credit enhancement may be structured so as to protect against losses relating to more than one trust fund.

SUBORDINATE SECURITIES

         Credit enhancement for a series may consist of one or more classes of subordinate securities. The rights of holders of subordinate securities to receive distributions on any distribution date will be subordinate in right and priority to the rights of holders of senior securities of the series.

INSURANCE

         Credit enhancement for a series may consist of special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the primary assets.

         Pool Insurance Policy. The pool insurance policy will cover, subject to the limitations described in a prospectus supplement, losses resulting from defaults, but will not cover the portion of the principal balance of any loan that is required to be covered by any primary mortgage insurance policy.

         Special Hazard Insurance Policy. A special hazard insurance policy typically provides that, where there has been damage to mortgaged property securing a defaulted or foreclosed mortgage loan or the manufactured home underlying a contract, title to which has been acquired by the insured, and to the extent the damage is not covered by the standard hazard insurance policy or any flood insurance policy, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (1) the cost of repair or replacement of the mortgaged property or manufactured home or (2) upon transfer of the mortgaged property or manufactured home to the special hazard insurer, the unpaid principal balance of the loan at the time of foreclosure, plus accrued interest to the date of claim settlement and expenses incurred by the servicer. If the unpaid principal balance plus accrued interest and expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be correspondingly reduced, less any net proceeds from the sale of the mortgaged property or manufactured home. Any amount paid as the cost of repair of a mortgaged property or manufactured home will reduce coverage by the amount paid. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, governmental actions, errors in design, faulty workmanship or materials, except under specified circumstances, nuclear reaction, if the mortgaged property is in a federally designated flood area, flood, chemical contamination and related other risks.

         Restoration of the mortgaged property or replacement of the manufactured home with the proceeds described under (1) above is expected to satisfy the condition under any pool insurance policy that the mortgaged property be restored or manufactured home replaced before a claim under the pool insurance policy may be validly presented with respect to the defaulted loan. The payment described under (2) above will render unnecessary presentation of a claim for the loan under any pool insurance policy. Therefore, so long as a pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the loan plus accrued interest and expenses will not affect the total insurance proceeds paid to security holders, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

         Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the mortgaged property or manufactured home at an amount less than the then-outstanding principal balance of the loan. The amount of the secured debt could be reduced to the assigned value, and the holder of the loan thus would become an unsecured creditor to the extent the outstanding principal balance of the loan exceeds the assigned value. In addition, other modifications of the terms of a loan can result from a bankruptcy proceeding. See "Legal Aspects of the Loans." The sponsor may obtain a bankruptcy bond or similar insurance contract covering losses resulting from proceedings with respect to borrowers under the federal bankruptcy code. The bankruptcy bond will cover losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a loan or a reduction by a bankruptcy court of the principal amount of a loan and will cover unpaid interest on the amount of the principal reduction from the date of the filing of a bankruptcy petition.

RESERVE FUNDS

         The sponsor may deposit into one or more funds to be established with the trustee as part of the trust fund or for the benefit of any credit enhancer, cash, a letter or letters of credit, cash collateral accounts, eligible investments, or other instruments meeting the criteria of the rating agency rating any series. In the alternative or in addition to an initial deposit, a reserve fund may be funded over time through application of all or a portion of the excess cash flow from the primary assets, to the extent described in the prospectus supplement.

         Amounts withdrawn from any reserve fund will be applied by the trustee to make payments on the securities of a series, to pay expenses, to reimburse any credit enhancer or for any other purpose.

         The trustee will invest amounts deposited in a reserve fund in eligible investments.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

         The sponsor may enter into a minimum principal payment agreement with an entity specified in the prospectus supplement. The entity would provide payments on the securities of a series in the event that aggregate scheduled principal payments and/or prepayments on the primary assets are not sufficient to make payments on the securities.

DEPOSIT AGREEMENT

         The sponsor and the trustee for a series may enter into a deposit agreement with the entity specified in the prospectus supplement. The purpose of a deposit agreement is to accumulate available cash for investment so that it, together with income thereon, can be applied to future distributions on one or more classes of securities.

DERIVATIVE CONTRACTS

         A trust may hold an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks. These derivative contracts may provide the trust with additional amounts which will be available to pay interest on the securities, to build up overcollateralization, or both.

                                    SERVICING

         The following summaries describe material provisions in the servicing agreements common to each series of securities. The summaries do not purport to be complete and are subject to and qualified by reference to the provisions of the servicing agreements and the prospectus supplements. Where particular provisions or terms used in the servicing agreements are referred to, the actual provisions are incorporated by reference as part of the summaries.

COLLECTION PROCEDURES; ESCROW ACCOUNTS

         The servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the servicing agreement and any credit enhancement, follow the collection procedures that it follows with respect to comparable loans held in its own portfolio. The servicer may, in its discretion, waive any assumption fee, late payment charge, or other charge on a loan and to the extent provided in the servicing agreement arrange with an obligor a schedule for the liquidation of delinquencies by extending the dates on which the scheduled payments are due on the loan.

         The servicer, to the extent permitted by law and required by the underlying loan documents, will establish and maintain escrow or impound accounts with respect to loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. Withdrawals from the escrow accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the escrow account to the extent required by law, to repair or otherwise protect the mortgaged property or manufactured home and to clear and terminate the escrow account. The servicer will be responsible for the administration of the escrow accounts and generally will make advances to the escrow accounts when a deficiency exists.

DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT

         The funds held in the collection account may be invested, pending remittance to the trustee, in eligible investments. The servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the collection account.

         The servicer will deposit into the collection account on the business day following the closing date any amounts representing scheduled payments due after the cut-off date but received by the servicer on or before the closing date. Thereafter, the servicer will, within two business days after receipt, the deposit into the collection account the following:

         o All payments on account of principal, including prepayments, on the primary assets;

         o All payments on account of interest on the primary assets after deducting, if permitted by the servicing agreement, the servicing fee;

         o All amounts received by the servicer in connection with the liquidation of primary assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with the primary assets received from the obligor, other than liquidation proceeds, which are amounts required to be paid or refunded to the obligor under the terms of the applicable loan documents or otherwise under law, exclusive of, if permitted by the servicing agreement, the servicing fee;

         o All proceeds under any title insurance, hazard insurance or other insurance policy covering any primary asset, other than proceeds to be applied to the restoration or repair of the mortgaged property or manufactured home or released to the obligor;

         o     All amounts from any reserve fund;

         o     All advances made by the servicer; and

         o All repurchase prices of any primary assets repurchased by the sponsor, the servicer or the seller.

         The servicer may be permitted, from time to time, to make withdrawals from the collection account for each series for the following purposes:

         o to reimburse itself for advances made by it; the servicer's right to reimburse itself is limited to amounts received from particular loans, including, for this purpose, liquidation proceeds and amounts representing proceeds of insurance policies covering the mortgaged property or manufactured home, which represent late recoveries of scheduled payments respecting which any advance was made;

         o to the extent provided in the servicing agreement, to reimburse itself for any advances that the servicer determines in good faith it will be unable to recover from late recoveries or proceeds from the particular loan;

         o to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged mortgaged property or manufactured home and, in the event deposited in the collection account and not previously withheld, and to the extent that liquidation proceeds after reimbursement exceed the outstanding principal balance of the loan, together with accrued and unpaid interest thereon to the due date for the loan next succeeding the date of its receipt of liquidation proceeds, to pay to itself out of the excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the loan;

         o in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of the scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted under the servicing agreement, from any scheduled payment, late payment or other recovery, to the extent permitted by the servicing agreement;

         o to reimburse itself for expenses incurred by and recoverable by or reimbursable to it;

         o to pay to the applicable person with respect to each "REO property," a primary asset or mortgaged property acquired through or in lieu of foreclosure acquired in respect thereof that has been repurchased or removed from the trust fund by the sponsor, the servicer or the seller, all amounts received thereon and not distributed as of the date on which the repurchase price was determined;

         o to make payments to the trustee for deposit into the distribution account, if any, or for remittance to the holders in the amounts and in the manner provided for in the servicing agreement; and

         o     to clear and terminate the collection account.

         In addition, the servicer may withdraw at any time from the collection account any amount inadvertently deposited in the collection account.

ADVANCES AND LIMITATIONS THEREON

         The prospectus supplement will describe the circumstances, if any, under which the servicer will make advances with respect to delinquent payments on loans. The servicer will be obligated to make advances, and the obligation may be limited in amount, or may not be activated until a portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the prospectus supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the servicer out of amounts received on particular loans which represent late recoveries of principal or interest, proceeds of insurance policies or liquidation proceeds respecting which any advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or liquidation proceeds from the loan, the servicer may be entitled to reimbursement from other funds in the collection account or distribution account, as the case may be, or from a specified reserve fund as applicable, to the extent specified in the prospectus supplement.

MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES

         Standard Hazard Insurance; Flood Insurance. The prospectus supplement will specify the extent to which the servicer will be required to maintain or to cause the obligor on each loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for other hazards as is customary in the state in which the mortgaged property or manufactured home is located. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the mortgaged property or manufactured home caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover mortgaged properties and manufactured homes located in various states, the policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of common kinds of uninsured risks and is not intended to be all-inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of credit enhancement will adversely affect distributions to holders. When a mortgaged property securing a mortgage loan is located in a flood area identified by the Department of Housing and Urban

Development under the Flood Disaster Protection Act of 1973, the servicer will be required to cause flood insurance to be maintained with respect to the mortgaged property, to the extent available.

         The standard hazard insurance policies covering mortgaged properties securing mortgage loans or manufactured home securing a contract typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the mortgaged property or manufactured home, including the improvements on any mortgaged property or manufactured home, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of
(1) the actual cash value, which is the replacement cost less physical depreciation, of the mortgaged property or manufactured home, including the improvements, if any, damaged or destroyed or (2) the proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of the mortgaged property or manufactured home and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the mortgage loans and manufactured homes declines as the principal balances owing thereon decrease, and since the value of the mortgaged properties or manufactured home will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected mortgaged property or manufactured home.

         Generally, coverage will be in an amount at least equal to the greater of (1) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (2) the outstanding principal balance of the loan. The servicer may also maintain on REO property that secured a defaulted mortgage loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of the REO property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO property, other than under any applicable laws and regulations as shall at any time be in force and shall require additional insurance.

         In the event that the servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer then acceptable to each rating agency which assigns a rating to the series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or REO property. This blanket policy may contain a deductible clause, in which case the servicer will be required, in the event that there has been a loss that would have been covered by the policy absent the deductible clause, to deposit in the collection account the amount not otherwise payable under the blanket policy because of the application of the deductible clause.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

         The servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the mortgaged properties or the manufactured homes as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with a foreclosure, repossession or other conversion, the servicer will follow the practices and procedures that it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the servicer will not be required to expend its own funds in connection with any foreclosure or repossession or towards the restoration of the mortgaged property or manufactured home unless it determines that (1) the restoration, repossession or foreclosure will increase the liquidation proceeds available to the holders after reimbursement to itself for its expenses and (2) its expenses will be recoverable either through liquidation proceeds or the proceeds of insurance. In the case of a trust fund for which a REMIC election has been made, the servicer will be required to liquidate any mortgaged property acquired through foreclosure within two years after the acquisition of the mortgaged property. While the holder of a mortgaged property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust fund, if applicable, will have no ability to do so and neither the servicer nor the sponsor will be required to do so.

         The servicer may arrange with the obligor on a defaulted loan a modification of the loan. Modifications may only be entered into if they meet the underwriting policies and procedures employed by the servicer in servicing receivables for its own account and meet the other conditions in the servicing agreement.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

         When any mortgaged property is about to be conveyed by the obligor, the servicer may, to the extent it has knowledge of the prospective conveyance and prior to the time of the consummation of the conveyance, exercise its rights to accelerate the maturity of the mortgage loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that the clause is not enforceable under applicable law or if the enforcement of the clause would result in loss of coverage under any primary mortgage insurance policy. In that event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom the mortgaged property has been or is about to be conveyed, under which the assuming person becomes liable under the mortgage loan and under which the original obligor is released from liability and the assuming person is substituted as the obligor and becomes liable under the mortgage loan. Any fee collected in connection with an assumption will be retained by the servicer as additional servicing compensation. The terms of a mortgage loan may not be changed in connection with an assumption.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The servicer will be entitled to a periodic servicing fee as servicing compensation in an amount to be determined as specified in the prospectus supplement. The servicing fee may be fixed or variable, as specified in the prospectus supplement. In addition, the servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of mortgaged property in connection with defaulted mortgage loans or manufactured homes in connection with a defaulted contract, as will be further specified in the prospectus supplement.

         The servicer may pay expenses incurred in connection with the servicing of the mortgage loans, including, without limitation, the payment of the fees and expenses of the trustee and independent accountants, payment of insurance policy premiums and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to holders.

         When an obligor makes a principal prepayment in full between due dates on the loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the prospectus supplement in order that one or more classes of the holders of a series will not be adversely affected by any resulting shortfall in interest, the amount of the servicing fee may be reduced to the extent necessary to include in the servicer's remittance to the trustee for deposit into the distribution account an amount equal to one month's interest on the loan, less the servicing fee. If the aggregate amount of shortfalls in a month exceeds the servicing fee for a month, a shortfall to holders may occur.

         The servicer will be entitled to reimbursement for expenses incurred by it in connection with the liquidation of defaulted loans. The holders will suffer no loss by reason of reimbursement of expenses if expenses are covered under insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the holders will suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the loan which would be distributable to holders. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan, prior to the rights of the holders to receive any proceeds of insurance policies, liquidation proceeds or amounts derived from other credit enhancement. The servicer is generally also entitled to reimbursement from the collection account for advances.

         The prospectus supplement will describe the priority of the servicer's right, which is typically senior in priority, to receive funds from the collection account for a series, whether as the servicing fee or other compensation, or for the reimbursement of advances, expenses or otherwise, with respect to the rights of the holders.

EVIDENCE AS TO COMPLIANCE

         Each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that it has examined documents and records relating to the servicing of the loans by the servicer and that, on the basis of its examination, it is of the opinion that the servicing has been conducted in compliance with the servicing agreement, except for any exceptions that it believes to be immaterial and any other exceptions identified in the statement.

         The servicer for each series will also provide to the trustee an annual statement to the effect that the servicer has fulfilled its obligations under the servicing agreement throughout the preceding calendar year.

MATTERS REGARDING THE SERVICER

         The servicer for each series will be identified in the prospectus supplement. The servicer may be an affiliate of the sponsor and may have other business relationships with the sponsor and its affiliates.

         If an event of default occurs under a servicing agreement, the servicer may be replaced by the trustee or a successor servicer. These events of default and the rights of the trustee upon a default under the servicing agreement will be substantially similar to those described under "The Agreements-- Events of Default; Rights Upon Events of Default-- Servicing Agreement."

         The servicing agreement will specify the circumstances under which the servicer may assign its rights and delegate its duties and obligations thereunder for each series, which generally will require that the successor servicer accepting the assignment or delegation:

         o     services similar loans in the ordinary course of its business;

         o     is reasonably satisfactory to the trustee;

         o     has a net worth of not less than a minimum amount;

         o would not cause the securities to be qualified, downgraded or withdrawn and

         o executes and delivers to the trustee an agreement under which it assumes the obligations to act as servicer.

         No assignment will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the servicing agreement. To the extent that the servicer transfers its obligations to a wholly-owned subsidiary or affiliate, the subsidiary or affiliate need not satisfy the above criteria. However, the assigning servicer will remain liable for the servicing obligations under the servicing agreement. Any entity into which the servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the servicer's obligations under the servicing agreement provided that the successor or surviving entity meets the above requirements for a successor servicer.

         The servicer, and its directors, officers, employees and agents, will not be responsible for any action taken or for failing to take any action in good faith under the servicing agreement, or for errors in judgment. However, neither the servicer nor its directors, officers, employees and agents will be protected against any breach of warranty or representations or the failure to perform its obligations in compliance with the specified standard of care, or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties. Each servicing agreement will further provide that the servicer and any director, officer, employee or agent of the servicer is entitled to indemnification from the trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the servicing agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the servicing agreement which, in its opinion, may involve it in any expense or liability. The servicer may, in its discretion, undertake any action which it may deem necessary or desirable with respect to the servicing agreement and the rights and duties of the parties thereto and the interests of the holders thereunder. In that event, the servicer may be entitled to be reimbursed for the legal expenses and costs of the action out of the collection account.

                                 THE AGREEMENTS

         The following summaries describe the material provisions of the agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the agreements. Where particular provisions or terms used in the agreements are referred to, the provisions or terms are as specified in the agreements.

ASSIGNMENT OF PRIMARY ASSETS

         At the time of issuance of the securities of a series, the seller will transfer, convey and assign to the trust fund all right, title and interest of the seller in the primary assets and other property to be transferred to the trust fund for a series. The assignment will include all principal and interest due on or with respect to the primary assets after the cut-off date specified in the prospectus supplement, except for any interests in the trust fund retained by the seller, the sponsor or its affiliate. The trustee will, concurrently with the assignment, execute and deliver the securities.

         Assignment of Mortgage Loans. The seller will, as to each mortgage loan, deliver or cause to be delivered to the trustee, or, as specified in the prospectus supplement a custodian on behalf of the trustee, the mortgage note endorsed without recourse to the order of the trustee or in blank, the original mortgage with evidence of recording indicated thereon, except for any mortgage not returned from the public recording office, in which case a copy of the mortgage will be delivered, together with a certificate that the original mortgage was delivered to the recording office, and an assignment of the mortgage in recordable form. The trustee or the custodian will hold these documents in trust for the benefit of these holders.

         The seller will cause assignments to the trustee of the mortgages to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, recording is not required. If the seller does not cause assignments to be recorded, the agreement may require the seller to repurchase from the trustee the affected mortgage loans, at the price described below with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation constitutes the sole remedy available to the holders or the trustee for the failure of a mortgage to be recorded.

         Assignment of Contracts. The seller will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the seller will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the sponsor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of assignment, the trustee's interest in contracts could be defeated.

         Assignment of Private Securities. The sponsor will cause private securities to be registered in the name of the trustee or its nominee or correspondent. The trustee, or its nominee or correspondent, will have possession of any certificated private securities. See "The Trust Funds--Private Securities."

         Each loan will be identified in a schedule appearing as an exhibit to the agreements. The schedule will specify with respect to each loan: the original principal amount and unpaid principal balance as of the cut-off date; the current interest rate; the current scheduled payment of principal and interest; the maturity date, if any; if the loan is an adjustable rate loan, the lifetime rate cap, if any, and the current index.

         Repurchase and Substitution of Non-Conforming Primary Assets. If any document required to be in the file relating to the primary assets is found by the trustee within a specified period to be defective in any material respect and the seller does not cure the defect within a specified period, the seller will repurchase the affected primary asset.

         The seller may, rather than repurchase the primary asset as described above, remove the primary asset from the trust fund and substitute in its place one or more other qualifying substitute primary assets. However, (1) with respect to a trust fund for which no REMIC election is made, the substitution must be effected within 120 days of the date of initial issuance of the securities and (2) with respect to a trust fund for which a REMIC election is made, after a specified time period, the trustee must have received a satisfactory opinion of counsel that the substitution will not cause the trust fund to lose its status as a REMIC or otherwise subject the trust fund to a prohibited transaction tax.

         Any  substitute  primary asset will have, on the date of  substitution,
(1) an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the deleted primary asset, (2) an interest rate not less than the interest rate of the deleted primary asset, (3) a remaining term-to-stated maturity not greater than that of the deleted primary asset, and will comply with all of the representations and warranties in the applicable agreement as of the date of substitution.

         The  above-described  cure,  repurchase  or  substitution   obligations
constitute the sole remedies available to the holders or the trustee for a material defect in a document for a primary asset.

         The seller will make representations and warranties with respect to primary assets for a series. If the seller cannot cure a breach of the representations and warranties in all material respects within the specified time period after notification by the trustee of the breach, and if the breach is of a nature that materially and adversely affects the value of the primary asset, the seller is obligated to repurchase the affected primary asset or, if provided in the prospectus supplement, provide a substitute primary asset, subject to the same conditions and limitations on purchases and substitutions as described above.

         No security holder, solely by virtue of the holder's status as a holder, will have any right under the applicable agreement for a series to institute any proceeding with respect to that agreement, unless the holder previously has given to the trustee for the series written notice of default and unless the majority holders have made written request upon the trustee to institute a proceeding and have offered to the trustee reasonable indemnity, and the trustee has failed to do so within a specified period.

Reports to Holders

         The trustee or other entity specified in the prospectus supplement will prepare and forward to each holder on each distribution date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any series, among other things:

         o the amount of principal distributed to the security holders and the outstanding principal balance of the securities following the distribution;

         o the amount of interest distributed to the security holders and the current interest on the securities;

         o the amounts of (a) any overdue accrued interest included in the distribution, (b) any remaining overdue accrued interest with respect to the securities or (c) any current shortfall in amounts to be distributed as accrued interest to security holders;

         o the amounts of (a) any overdue payments of scheduled principal included in the distribution, (b) any remaining overdue principal amounts with respect to the securities, (c) any current shortfall in receipt of scheduled principal payments on the primary assets or (d) any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of the securities;

         o the amount received from credit enhancement, and the remaining amount available under any credit enhancement;

         o     the amount of any payment  delinquencies  on the primary  assets;
               and

         o the book value of any primary assets or mortgaged properties acquired through or in lieu of foreclosure acquired by the trust fund.

         In addition, within a reasonable period of time after the end of each calendar year, the trustee will furnish to each holder of record at any time during the calendar year the information specified in the agreements to enable holders to prepare their tax returns. Information in the distribution date and annual statements provided to the holders will not have been examined and reported upon by an independent public accountant. However, the servicer will provide to the trustee a report by independent public accountants with respect to the servicing of the mortgage loans. See "Servicing --Evidence as to Compliance."

         A series of securities or one or more classes of the series may be issued in book-entry form. In that event, owners of beneficial interests in the securities will not be considered holders and will not receive the reports directly from the trustee. The trustee will forward reports only to the entity or its nominee which is the registered holder of the global certificate which evidences the book-entry securities. Beneficial owners will receive reports from the participants and indirect participants of the applicable book-entry system in accordance with their practices and procedures.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

         Servicing Agreement. Events of default under each servicing agreement generally include:

         o any failure by the servicer to deposit any required amounts in the collection account, which failure continues unremedied for a specified period after the giving of written notice of the failure to the servicer,

         o any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable servicing agreement which continues unremedied for the number of days specified in the prospectus supplement after the giving of written notice of the failure to the servicer by the trustee, or to the servicer and the trustee by the holders of the series evidencing not less than a specified percentage of the aggregate voting rights of the securities for that series, and

         o events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations.

         The servicing agreement will specify the circumstances under which the trustee of the holders of securities may remove the servicer upon the occurrence and continuance of an event of default thereunder relating to the servicing of loans, other than its right to recovery of other expenses and amounts advanced under the terms of the servicing agreement which rights the servicer will retain under all circumstances, whereupon the trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the servicing agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the servicing agreement.

         In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the prospectus supplement to act as successor servicer under the provisions of the applicable servicing agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the servicing fee and the other servicing compensation.

         During the continuance of any event of default of a servicer, the trustee will have the right to protect and enforce the rights of the holders, and the majority holders may direct the time, method and place of conducting any proceeding for exercising any trust power. However, the trustee will not be under any obligation to pursue any remedy or to exercise any trusts or powers unless the holders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee. The trustee may decline to follow any direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting holders.

         Indenture. Events of default under the indenture for each series of notes may include:

         o a default in the payment of any principal or interest on any note, which continues for a specified period of time;

         o failure to perform any other covenant of the issuer in the indenture which continues for a specified period of time after notice is given;

         o any representation or warranty made by the issuer in the indenture having been incorrect in a material respect as of the time made, and the breach is not cured within a specified period of time after notice is given; or

         o events of bankruptcy, insolvency, receivership or liquidation of the issuer.

         If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the outstanding notes may declare the notes to be due and payable immediately. The declaration may, under some circumstances, be rescinded and annulled by the majority holders.

         If, following an event of default with respect to any series of notes, the notes have been declared due and payable, the trustee may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral and to continue to apply distributions as if there had been no acceleration if the collateral continues to provide sufficient funds for the payment of principal and interest on the notes as they would have otherwise become due. In addition, the trustee may not sell or otherwise liquidate the collateral following an event of default other than a default in the payment of any principal or interest on any note of the series for a specified period, unless the all of the holders consent to the sale, the proceeds of the sale are sufficient to pay in full the principal and interest due on the notes or the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as those payments would have become due, and the trustee obtains the consent of the holders of a specified amount of the notes.

         In the event that the trustee liquidates the collateral in connection with an event of default involving a payment default, the trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default, the amount available for distribution to the holders may be less than would otherwise be the case.

         If the principal of the notes of a series is declared due and payable, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount which is unamortized.

         If an event of default shall occur and be continuing, the trustee will not be obligated to exercise any rights or powers under the indenture at the request of the holders, unless the holders provide security satisfactory to the trustee against the expenses and liabilities which might be incurred by it. The majority holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy or exercising any power conferred on the trustee with respect to the notes. The majority holders may waive the default, except a default in the payment of principal or interest or a default caused by a breach of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the affected note holders.

THE TRUSTEE

         The prospectus supplement will identify the trustee for the series. The trustee may have normal banking relationships with the sponsor or the servicer. In addition, for the purpose of meeting the legal requirements of local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust fund relating to a series of securities. In the event of an appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform as trustee, singly upon the separate trustee or co-trustee who will exercise and perform solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee, which agents will have any or all of the rights, powers, duties and obligations of the trustee conferred on them by appointment; although the trustee will continue to be responsible for its duties and obligations under the agreement.

DUTIES OF THE TRUSTEE

         The trustee will not make any representations as to the validity or sufficiency of the agreements, the securities or of any primary asset or documents. If no event of default as defined in the agreement has occurred, the trustee is required to perform only those duties specifically required of it under the agreement. Upon receipt of the various certificates, statements, reports or other instruments furnished to it, the trustee is required to examine them to determine whether they are in the form required by the agreements. However, the trustee will not be responsible for the accuracy or content of any of the documents furnished to it by the holders or the servicer under the agreement.

         The trustee may be held liable for its negligent action or failure to act, or for its misconduct. The trustee will not be liable, however, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders in an event of default. The trustee is not required to expend its own funds or incur any financial liability in the performance of its duties, or in the exercise of any of its rights or powers, if repayment of those funds or adequate indemnity against risk is not reasonably assured to it.

RESIGNATION OF TRUSTEE

         The trustee may, upon written notice to the sponsor, resign at any time, in which event the sponsor will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after the giving of a notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee. The trustee may also be removed at any time (1) if the trustee ceases to be eligible to continue as a trustee under the agreement, (2) if the trustee becomes insolvent or (3) by the majority holders. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

AMENDMENT OF AGREEMENT

         Each agreement may be amended by the parties to the agreement, without notice to or consent of the holders, to correct any ambiguity or any defective provisions, to supplement any provision, or to comply with any requirements imposed by the Internal Revenue Code. Any amendment will not adversely affect in any material respect the interests of any holders.

         Each agreement may also be amended by the parties with the consent of a specified percentage of the holders, for the purpose of adding, changing or eliminating any provision of the agreement. No amendment may reduce or delay the payments on any security without the consent of the holder of the security.

VOTING RIGHTS

         The  prospectus   supplement  will  state  the  method  of  determining
allocation of voting rights with respect to a series.

LIST OF HOLDERS

         No agreement will provide for the holding of any annual or other meeting of holders.

REMIC ADMINISTRATOR

         For any series with respect to which a REMIC election is made, preparation of reports and other administrative duties with respect to the trust fund may be performed by a REMIC administrator, who may be an affiliate of the sponsor.

TERMINATION

         Pooling and Servicing Agreement; Trust Agreement. The pooling and servicing agreement or trust agreement for a series will terminate upon the distribution to holders of all amounts payable to them after the final payment or liquidation of the primary assets and the disposition of all foreclosure property or the sale by the trustee of the primary assets. For a description of the ways in which securities may be retired early, see "Description of the Securities--Optional Redemption, Purchase or Termination" and "--Mandatory Termination; Auction Sale."

         For each series, the servicer or the trustee, as applicable, will give written notice of termination of the agreement to each holder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination.

         Indenture. The indenture will be discharged with respect to a series of notes upon the delivery to the trustee for cancellation of all the notes or, with limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes of the series. See "Description of the Securities--Defeasance."

                             LEGAL ASPECTS OF LOANS

         The following discussion contains summaries of legal aspects of loans, which are general in nature. Because these legal aspects are to a degree governed by state law, the summaries do not purport to be complete, reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the mortgage loans are situated.

MORTGAGE LOANS

         The mortgage loans will be represented by a note and an accompanying mortgage. The borrower is personally liable to repay the indebtedness evidenced by the mortgage loan under the note. The mortgage creates a lien on the related mortgaged property to secure the indebtedness.

         Enforcement of the Note. Under the note, the borrower is personally liable to repay the indebtedness evidenced by the mortgage loan. In some states, the lender on a note secured by a lien on real property has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with


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respect to the related property security.  Consequently, the practical effect of the election requirement, in those states permitting the election, is that lenders will usually proceed against the property first rather than bringing a personal action against the borrower on the note.

         Some states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the public sales of the real property. In the case of a mortgage loan secured by a property owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which a deficiency judgment may be executed. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, in other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default on a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and final judgment of foreclosure had been entered in state court, provided no sale of the residence had yet occurred, prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by paying arrearages over a number of years.

         Court with federal bankruptcy jurisdiction also have indicated that the terms of a loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

         Some states have imposed general equitable principles upon judicial foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of the borrower's default under the related loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, lender have been required to reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disabilities. In other cases, courts have limited the right of the lender to foreclose if the default under the loan is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second deed of trust affecting the property.

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


         Tax liens arising under the Internal Revenue Code may provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of loans by numerous federal and some state consumer protection laws. These laws include, by example, the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and state laws, such as the California Fair Debt Collection Practices Act. These laws and regulations impose specific statutory liabilities upon lenders who originate loans and fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

         Security Interests -- Real Estate Mortgages. The mortgage loans for a series will be secured by either mortgages or deeds of trust or deeds to secure debt depending upon the prevailing practice in the state in which the mortgaged property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by the instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens under the laws of the jurisdiction in which the mortgaged property is located. Priority with respect to the instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the mortgaged property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties: The trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the mortgaged property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

         Foreclosure on Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the mortgaged property. In some states, mortgages may also be foreclosed by advertisement, under a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

         Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the mortgaged property upon any default by the borrower under the terms of the note or deed of trust. In some states, foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a


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notice of sale must be posted in a public place and, in most  states,  published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the mortgaged property and sent to all parties having an interest of record in the mortgaged property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the mortgaged property, recorded and sent to all parties having an interest in the real property.

         An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct warranting a court of equity to refuse affirmative relief to the mortgagee. A court of equity may relieve the mortgagor from an entirely technical default where that default was not willful.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the mortgagor was insolvent and within one year, or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty third party purchasers have in determining the exact status of title and because the physical condition of the mortgaged property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the mortgaged property at a foreclosure sale. Rather, it is common for the lender to purchase the mortgaged property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where that judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making repairs at its own expense as are necessary to render the mortgaged property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the mortgaged property. Depending upon market conditions, the ultimate proceeds of the sale of the mortgaged property may not equal the lender's investment in the mortgaged property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

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


         Rights of Redemption. In some states, after sale under a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the mortgaged property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed mortgaged property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the mortgaged property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem mortgaged property after a trustee's sale under a deed of trust.

         Junior Mortgages; Rights of Senior Mortgages. The mortgage loans comprising or underlying the primary assets included in the trust fund for a series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust fund, and therefore the holders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the mortgaged property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the mortgaged property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure the default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage, in any order as the mortgagee may determine. Thus, in the event improvements on the mortgaged property are damaged or destroyed by fire or other casualty, or in the event the mortgaged property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the mortgaged property and, when due, all encumbrances, charges and liens on the mortgaged property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the mortgaged property, to maintain and repair the mortgaged property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the mortgaged property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is sometimes given the right to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

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         Due-On-Sale  Clauses in Mortgage Loans.  Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real mortgaged property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 preempts state law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, with exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of the clauses with respect to loans that were (1) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (2) originated by lenders other than national banks, federal savings institutions and federal credit unions. The Federal Home Loan Mortgage Corporation has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states, Arizona, Michigan, Minnesota, New Mexico and Utah, have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses in window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable if resulting from the bankruptcy proceeding.

         Enforceability of Prepayment and Late Payment Fees. Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations, upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

         Equitable Limitations on Remedies. In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the mortgaged property or the borrower's execution of secondary financing affecting the mortgaged property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

         Most conventional single-family loans may be prepaid in full or in part without penalty. The regulations of the Office of Thrift Supervision prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A


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


mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the loans.

         Applicability of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to specified types of residential first loans originated by specified lenders after March 31, 1980. Similar federal statutes were in effect with respect to loans made during the first three months of 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of a state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

         Security Interests in Personal Property and Fixtures. A portion of each mortgaged property may consist of property which is "personal property" or a "fixture" under local state law. This will most commonly occur when the proceeds of the related mortgage loan were applied to property improvements, although any mortgaged property may have some personal property components. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Those purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in the personal property must generally be perfected by a timely fixture filing. In general, a security interest does not exist in ordinary building material incorporated into an improvement on land. Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose their characterization, upon incorporation of the materials into the related property, will not be secured by a purchase money security interest in the personal property being financed.

         Enforcement of Security Interest in Personal Property. So long as the personal property has not become subject to the real estate law, a creditor can repossess the property securing a contract by voluntary surrender, by "self-help" repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. Most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. Most states also require that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before the resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

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


CONTRACTS

         As a result of the assignment of the contracts to the trustee, the trust fund will succeed collectively to all of the rights and will assume the obligations of the obligee under the contracts. Each contract evidences both the obligor's obligation to repay the loan, and the grant of a security interest in the manufactured home. Aspects of both features of the contracts are described more fully below.

         The contracts generally are "chattel paper" as defined in the Uniform Commercial Code in effect in the states in which the manufactured homes initially were registered. The Uniform Commercial Code treats the sale of chattel paper in a manner similar to perfection of a security interest in chattel paper. The seller will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the seller will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the sponsor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trustee's interest in contracts could be defeated.

SECURITY INTERESTS IN THE MANUFACTURED HOMES

         The manufactured homes securing the contracts may be located in all 50 states. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection is governed by the Uniform Commercial Code. The servicer may effect the notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a manufactured housing conditional sales contract is registered. In the event the servicer fails, due to clerical errors, to effect the notation or delivery, or files the security interest under the wrong law, the trustee may not have a first priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a "fixture filing" under the provisions of the Uniform Commercial Code or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Substantially all of the contracts contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the Uniform Commercial Code, and the notation of the security interest on the certificate of title or the filing of a financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the seller and transferred to the issuer. With respect to a series of securities and if so described in the prospectus supplement, the servicer may be required to perfect a security interest in the manufactured home under applicable real estate laws. The servicer will represent that at the date of the initial issuance of the related securities it has obtained a perfected first priority security interest by proper notation or delivery of the required documents and fees with respect to substantially all of the manufactured homes securing the contracts.

         The sponsor will cause the security interests in the manufactured homes to be assigned to the trustee on behalf of the holders. Neither the sponsor nor the trustee will amend the certificates of title to identify the trustee or the trust fund as the new secured party, and neither the sponsor nor the servicer will deliver the securities of title to the trustee or note thereon the interest of the trustee. Accordingly, the servicer, or the seller, continues to be named as the secured party on the certificate of title relating to the manufactured homes. In many states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the sponsor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, the assignment of the security interest in the manufactured home might not be effective or perfected or that, in the absence of notation or delivery to the trustee, the assignment of the security interest in the manufactured home might not be effective against creditors of the servicer (or the seller) or a trustee in bankruptcy of the servicer, or the seller.

         In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of the servicer, or the seller, on the certificate of title or delivery of the required documents and fees will be sufficient to protect the holders against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest assigned to the trustee is not perfected, that security interest would be subordinate to, among others, subsequent purchasers for value of manufactured homes and holders of perfected security interests. There also exists a risk in not identifying the trustee as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the holders could be released.

         In the event that the owner of a manufactured home moves it to a state other than the state in which that manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after relocation and thereafter until the owner re-registers the manufactured home in the state. If the owner were to relocate a manufactured home to another state and not re-register the manufactured home in that state, and if steps are not taken to re-perfect the trustee's security interest in that state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the trustee must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, the servicer would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. In the ordinary course of servicing the manufactured housing conditional sales contracts, the servicer takes steps to effect the re-perfection upon receipt of notice of registration or information from the obligor as to relocation.
Similarly, when an obligor under a manufactured housing conditional sales contract sells a manufactured home, the trustee, or its custodian, must surrender possession of the certificate of title or the servicer will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under the servicing agreement, the servicer is obligated to take steps as are necessary to maintain perfection of security interests in the manufactured homes.

         Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest. The seller will represent that it has no knowledge of any liens with respect to any manufactured home securing payment on any contract. However, those liens could arise at any time during the term of a contract. No notice will be given to the trustee or holders in the event that a lien arises.

ENFORCEMENT OF SECURITY INTERESTS IN MANUFACTURED HOMES

         The servicer on behalf of the trustee, to the extent required by the related servicing agreement, may take action to enforce the trustee's security interest with respect to contracts in default by repossession and resale of the manufactured homes securing the defaulted contracts. So long as the manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home securing a contract by voluntary surrender, by "self-help" repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The Uniform Commercial Code and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before the resale. In the event of the repossession and resale of a manufactured home, the trustee would be entitled to be paid out of the sale proceeds before those proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing that debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

CONSUMER PROTECTION LAWS

         The so-called "holder-in-due-course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction, and related lenders and assignees, to transfer the contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to asset the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination of the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

TRANSFERS OF MANUFACTURED HOMES; ENFORCEABILITY OF "DUE-ON-SALE" CLAUSES

         The contracts, in general, prohibit the sale or transfer of the related manufactured homes without the consent of the servicer and permit the acceleration of the maturity of the contracts by the servicer upon any sale or transfer that is not consented to.

         In the case of a transfer of a manufactured home after which the servicer desires to accelerate the maturity of the related contract, the servicer's ability to do so will depend on the enforceability under state law of the "due-on-sale" clause. The Garn-St. Germain Depository Institutions Act of 1982 generally preempts state laws prohibiting enforcement of "due-on-sale" clauses applicable to the manufactured homes, with some exemptions and conditions. Consequently, in some states the servicer may be prohibited from enforcing a "due-on-sale" clause in the contracts.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on specified kinds of manufactured housing. The contracts would be covered if they satisfy specified conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, and state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. The seller will represent that all of the contracts comply with applicable usury law.

FORMALDEHYDE LITIGATION WITH RESPECT TO CONTRACTS

         A number of lawsuits have been brought in the United States alleging personal injury from exposure to the chemical formaldehyde, which is preset in many building materials, including components of manufactured housing such as plywood flooring and wall paneling. Some of these lawsuits were brought against manufacturers of manufactured housing, suppliers of component parts, and related persons in the distribution process. sponsor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

         The holder of any contract secured by a manufactured home with respect to which a formaldehyde claim has been successfully asserted may be liable to the obligor for the amount paid by the obligor on the related contract and may be unable to collect amounts still due under the contract. The successful assertion of that claim constitutes a breach of a representation or warranty of the person specified in the prospectus supplement, and the holders would suffer a loss only to the extent that (1) the person breached its obligation to repurchase the contract in the event an obligor is successful in asserting the claim, and (2) the person, the servicer or the trustee were unsuccessful in asserting any claim of contribution or subrogation on behalf of the holders against the manufacturer or other persons who were directly liable to the plaintiff for the damages. Typical products liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities arising from formaldehyde in manufactured housing, with the result that recoveries from those manufacturers, suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (1) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including mortgage loans) incurred prior to the commencement of military service for the duration of military service, (2) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on those obligations entered into prior to military service for the duration of military service and (3) may have the maturity of the obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (1), (2), or (3) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with the obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a mortgage loan included in a trust fund for a series is relieved under the Soldiers' and Sailors' Civil Relief Act of 1940, none of the trust fund, the servicer, the sponsor nor the trustee will be required to advance the amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the securities of that series.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following is a general discussion of the material anticipated federal income tax consequences to investors of the purchase, ownership and disposition of the securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the particular federal, state and local consequences to them of the purchase, ownership and disposition of the securities. References in this section to "sections" and the "code" refer to the Internal Revenue Code of 1986.

         The following discussion addresses securities of five general types:

         o securities representing interests in a grantor trust which the sponsor will covenant not to elect to have treated as a REMIC or a FASIT;

         o securities representing interests in a trust, or a portion thereof, which the sponsor will covenant to elect to have treated as a REMIC under sections 860A through 860G;

         o securities that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans;

         o securities representing interests in a trust that is intended to be treated as a partnership under the code; and

         o securities representing interests in a trust, or portion thereof, which the Company will covenant to elect to have treated as a FASIT under sections 860H through 860L.

         The prospectus supplement for each series of securities will indicate whether a REMIC or FASIT election (or elections) will be made for the related trust and, if a REMIC or FASIT election is to be made, will identify all "regular interests" and "residual interests" in the REMIC or all "regular interests," "high-yield interests" or the "ownership interest" in the FASIT.

         The Taxpayer Relief Act of 1997 adds provisions to the code that require the recognition of gain upon the "constructive sale of an appreciated financial position." A constructive sale of an appreciated financial position occurs if a taxpayer enters into transactions with respect to a financial instrument that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. These provisions apply only to classes of securities that do not have a principal balance.

GRANTOR TRUST SECURITIES

         With respect to each series of grantor trust securities, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the related grantor trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a grantor trust security will generally be treated as the owner of an interest in the loans included in the grantor trust.

         For purposes of the following discussion, a grantor trust security representing an undivided equitable ownership interest in the principal of the loans constituting the related grantor trust, together with interest thereon at a pass-through rate, will be referred to as a "grantor trust fractional interest security." A grantor trust security representing ownership of all or a portion of the difference between interest paid on the loans constituting the related grantor trust and interest paid to the beneficial owners of grantor trust fractional interest securities issued with respect to the grantor trust will be referred to as a "grantor trust strip security."

Taxation of Beneficial Owners of Grantor Trust Securities

         Beneficial owners of grantor trust fractional interest securities generally will be required to report on their federal income tax returns their respective shares of the income from the loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding grantor trust strip securities) and, subject to the limitations described below, will be entitled to deduct their shares of any reasonable servicing fees and other expenses. If a beneficial owner acquires a grantor trust fractional interest security for an amount that differs from its outstanding principal amount, the amount includible in income on a grantor trust fractional interest security may differ from the amount of interest distributable thereon. See "Discount and Premium," below. Individuals holding a grantor trust fractional interest security directly or through pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only to the extent that the aggregate of the beneficial owner's miscellaneous itemized deductions exceeds 2% of the beneficial owner's adjusted gross income. Further, beneficial owners (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

         Beneficial owners of grantor trust strip securities generally will be required to treat the securities as "stripped coupons" under section 1286. Accordingly, that beneficial owner will be required to treat the excess of the total amount of payments on the security over the amount paid for the security as original issue discount and to include the discount in income as it accrues over the life of the security. See "--Discount and Premium," below.

         Grantor trust fractional interest securities may also be subject to the coupon stripping rules if a class of grantor trust strip securities is issued as part of the same series of securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of that security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the beneficial owner's income as it accrues (regardless of the beneficial owner's method of accounting), as described below under "--Discount and Premium." The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying loans and (ii) the difference between the outstanding principal balance on the security and the amount paid for the security is less than 0.25% of the principal balance times the weighted average remaining maturity of the security.

Sales of Grantor Trust Securities

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


         Any gain or loss recognized on the sale of a grantor trust security (equal to the difference between the amount realized on the sale and the adjusted basis of the grantor trust security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under section 582(c). The adjusted basis of a grantor trust security will generally equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

Grantor Trust Reporting

         The trustee will furnish to each beneficial owner of a grantor trust fractional interest security with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying loans and to interest thereon at the related interest rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the Master servicer, the trustee will furnish to each beneficial owner during the year any customary factual information that the Master servicer deems necessary or desirable to enable beneficial owners of grantor trust securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the "IRS") as and when required to do so by law.

REMIC SECURITIES

         If provided in a prospectus supplement, an election will be made to treat a trust as a REMIC. With respect to each series of securities for which that election is made, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the pooling and servicing agreement, the trust will be treated as a REMIC for federal income tax purposes. A trust for which a REMIC election is made will be referred to in this prospectus as a "REMIC trust." The securities of each class will be designated as "regular interests" in the REMIC trust except that a separate class will be designated as the "residual interest" in the REMIC trust. The prospectus supplement for each series of securities will state whether securities of each class will constitute a REMIC regular security or a REMIC residual security. The opinion shall be attached on Form 8-K to be filed with the securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the securities and Exchange Commission as a post-effective amendment to the prospectus.

         A REMIC trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances described below. See "--Taxes on a REMIC Trust." Generally, the total income from the mortgage loans in a REMIC trust will be taxable to the beneficial owners of the securities of that series, as described below.

         Regulations issued by the Treasury Department on December 23, 1992 (the "REMIC regulations") provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC securities. While material provisions of the REMIC regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC regulations in their specific circumstances.

Special Tax Attributes

         REMIC regular securities and REMIC residual securities will be "regular or residual interests in a REMIC" within the meaning of section 7701(a)(19)(C)(xi) and "real estate assets" within the meaning of section 856(c)(5)(A). If at any time during a calendar year less than 95% of the assets of a REMIC trust consist of "qualified mortgages" (within the meaning of section 860G(a)(3)) then the portion of the

REMIC regular securities and REMIC residual securities that are qualifying assets under those sections during the calendar year may be limited to the portion of the assets of the REMIC trust that are qualified mortgages. Similarly, income on the REMIC regular securities and REMIC residual securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) , subject to the same limitation as described in the preceding sentence. For purposes of applying this limitation, a REMIC trust should be treated as owning the assets represented by the qualified mortgages. The assets of the trust fund will include, in addition to the mortgage loans, payments on the mortgage loans held pending distribution on the REMIC regular securities and REMIC residual securities and any reinvestment income thereon. REMIC regular securities and REMIC residual securities held by a financial institution to which section 585, 586 or 593 applies will be treated as evidences of indebtedness for purposes of section 582(c)(1). REMIC regular securities will also be qualified mortgages with respect to other REMICs.

Taxation of Beneficial Owners of REMIC Regular Securities

         Except as indicated below in this federal income tax discussion, the REMIC regular securities will be treated for federal income tax purposes as debt instruments issued by the REMIC trust on the settlement date and not as ownership interests in the REMIC trust or its assets. Beneficial owners of REMIC regular securities that otherwise report income under a cash method of accounting will be required to report income with respect to those securities under an accrual method. For additional tax consequences relating to REMIC regular securities purchased at a discount or with premium, see "--Discount and Premium," below.

Taxation of Beneficial Owners of REMIC Residual Securities

         Daily Portions. Except as indicated below, a beneficial owner of a REMIC residual security for a REMIC trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC trust for each day during a calendar quarter that the beneficial owner owned the REMIC residual security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC trust for the quarter and by allocating the amount so allocated among the beneficial owners of residual securities (on that day) in accordance with their percentage interests on that day. Any amount included in the gross income or allowed as a loss of any beneficial owner of a residual security by virtue of this paragraph will be treated as ordinary income or loss.

         The requirement that each beneficial owner of a REMIC residual security report its daily portion of the taxable income or net loss of the REMIC trust will continue until there are no securities of any class outstanding, even though the beneficial owner of the REMIC residual security may have received full payment of the stated interest and principal on its REMIC residual security.

         The trustee will provide to beneficial owners of REMIC residual securities of each series of securities (i) any information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the securities of the series that may be required under the code.

         Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC trust. The taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d)) on the REMIC regular securities (but not the REMIC


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residual  securities),  even though  REMIC  regular  securities  are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC trust generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC trust as it accrues under a constant yield method, taking into account the "prepayment assumption" (as defined in the prospectus supplement, see "--Discount and Premium--Original Issue Discount," below). The basis to a REMIC trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC regular securities and REMIC residual securities in the REMIC trust on the settlement date. If, however, a substantial amount of a class of REMIC regular securities or REMIC residual securities has not been sold to the public, then the fair market value of all the REMIC regular securities or REMIC residual securities in that class as of the date of the prospectus supplement should be substituted for the issue price.

         Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see "--Taxes on a REMIC Trust--Prohibited Transactions" below) will be taken into account. Fourth, a REMIC trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2). Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 will not be applied at the REMIC trust level to any servicing and guaranty fees. (See, however, "--Pass-Through of Servicing and Guaranty Fees to Individuals" below.) In addition, under the REMIC regulations, any expenses that are incurred in connection with the formation of a REMIC trust and the issuance of the REMIC regular securities and REMIC residual securities are not treated as expenses of the REMIC trust for which a deduction is allowed. If the deductions allowed to a REMIC trust exceed its gross income for a calendar quarter, the excess will be a net loss for the REMIC trust for that calendar quarter. The REMIC regulations also provide that any gain or loss to a REMIC trust from the disposition of any asset, including a qualified mortgage or "permitted investment" (as defined in section 860G(a)(5)) will be treated as ordinary gain or loss.

         A beneficial owner of a REMIC residual security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC trust at a discount, some or all of the REMIC regular securities are issued at a discount, and the discount included as a result of a prepayment on a mortgage loan that is used to pay principal on the REMIC regular securities exceeds the REMIC trust's deduction for unaccrued original issue discount relating to the REMIC regular securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC regular securities, may increase over time as the earlier classes of REMIC regular securities are paid, whereas interest income with respect to any given mortgage loan expressed as a percentage of the outstanding principal amount of that mortgage loan, will remain constant over time.

         Basis Rules and Distributions. A beneficial owner of a REMIC residual security has an initial basis in its security equal to the amount paid for that REMIC residual security. That basis is increased by amounts included in the income of the beneficial owner and decreased by distributions and by any net loss taken into account with respect to the REMIC residual security. A distribution on a REMIC residual security to a beneficial owner is not included in gross income to the extent it does not exceed the beneficial owner's basis in the REMIC residual security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC residual security, shall be treated as gain from the sale of the REMIC residual security.

         A beneficial owner of a REMIC residual security is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the beneficial owner's adjusted basis in its REMIC residual security as of the close of the calendar quarter (determined without regard to the net


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


loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual security.

         Excess Inclusions. Any excess inclusions with respect to a REMIC residual security are subject to special tax rules. With respect to a beneficial owner of a REMIC residual security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the "daily accruals" for each day during a quarter that the REMIC residual security was held by the beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC residual security at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the settlement date, based on quarterly compounding, and properly adjusted for the length of the quarter. For this purpose, the adjusted issue price of a REMIC residual security as of the beginning of any calendar quarter is equal to the issue price of the REMIC residual security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to the REMIC residual security before the beginning of that quarter. The issue price of a REMIC residual security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC residual securities was sold. The federal long-term rate is a blend of current yields on treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

         In general, beneficial owners of REMIC residual securities with excess inclusion income cannot offset that income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income (as defined in section 511), an excess inclusion of a beneficial owner is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC regulations indicate that if a beneficial owner of a REMIC residual security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on foreign investors that own REMIC residual securities, see "--Foreign Investors" below.

         The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC trust as excess inclusions if the REMIC residual security does not have "significant value." Although the Treasury Department did not exercise this authority in the REMIC regulations, future regulations may contain this rule. If that rule were adopted, it is unclear how significant value would be determined for these purposes. If no similar rule is applicable, excess inclusions should be calculated as discussed above.

         In the case of any REMIC residual securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to REMIC residual securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2), excluding any net capital gain) will be allocated among the shareholders of that trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual security as if held directly by the shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and cooperatives that hold a REMIC residual security.

         Pass-Through of Servicing and Guaranty Fees to Individuals. A beneficial owner of a REMIC residual security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for these fees will be allowed to a beneficial owner only to the extent that


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


those fees, along with some of the beneficial owner's other miscellaneous itemized deductions exceed 2% of the beneficial owner's adjusted gross income. In addition, a beneficial owner of a REMIC residual security may not be able to deduct any portion of the fees in computing a beneficial owner's alternative minimum tax liability. A beneficial owner's share of the fees will generally be determined by (i) allocating the amount of the expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and (ii) allocating the daily amount among the beneficial owners in proportion to their respective holdings on that day.

Taxes on a REMIC Trust

         Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a qualified mortgage other than under specified exceptions, the receipt of investment income from a source other than a mortgage loan or other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.

         Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day" (generally the same as the settlement date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a beneficial owner of a residual interest, (iii) in the nature of a guarantee,
(iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by treasury regulations.

         Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property" (which includes property acquired by deed in lieu of foreclosure) and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales of REMIC Securities

         Except as provided below, if a REMIC regular residual security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the security. The adjusted basis of a REMIC regular security generally will equal the cost of that security to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to the security and reduced by distributions on that security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income with respect to the security. See "--Discount and Premium." The adjusted basis of a REMIC residual security is determined as described above under "--Taxation of Beneficial Owners of REMIC Residual Securities--Basis Rules and Distributions." Except as provided in the following paragraph or under section 582(c), any gain or loss will be capital gain or loss, provided the security is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221.

         Gain from the sale of a REMIC regular security that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the beneficial owner of a REMIC regular security had


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


income accrued at a rate equal to 110% of the "applicable federal rate" (generally, an average of current yields on treasury securities) as of the date of purchase over (ii) the amount actually includible in the beneficial owner's income. In addition, gain recognized on a sale by a beneficial owner of a REMIC regular security who purchased the security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period a security was held by the beneficial owner, reduced by any market discount includible in income under the rules described below under "--Discount and Premium."

         If a beneficial owner of a REMIC residual security sells its REMIC residual security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC residual security, the beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i)) comparable to a residual interest in a REMIC. That disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by treasury regulations, no such regulations have yet been published.

         Transfers of REMIC Residual Securities. Section 860E(e) imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent) upon any transfer of a REMIC residual security to a disqualified organization and upon a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, cooperatives, and nominees) that owns a REMIC residual security if the pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether by purchase, by default under a secured lending agreement or otherwise.

         The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax, unless the organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in the entity are not held by disqualified organizations and (ii) information necessary for the application of the REMIC tax will be made available. Restrictions on the transfer of a REMIC residual security and other provisions that are intended to meet this requirement are described in the pooling and servicing agreement, and will be discussed more fully in the prospectus supplement relating to the offering of any REMIC residual security. In addition, a pass-through entity (including a nominee) that holds a REMIC residual security may be subject to additional taxes if a disqualified organization is a record-holder of an interest in that entity. A transferor of a REMIC residual security (or an agent of a transferee of a REMIC residual security, as the case may be) will be relieved of that tax liability if (i) the transferee furnishes to the transferor (or the transferee's agent) an affidavit that the transferee is not a disqualified organization, and (ii) the transferor (or the transferee's agent) does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no tax will be imposed on a pass-through entity for a period with respect to an interest in that entity is owned by a disqualified organization if (i) the record-holder of the interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and
(ii) during that period, the pass-through entity has no actual knowledge that the affidavit is false.

         The Taxpayer Relief Act of 1997 adds provisions to the code that will apply to an "electing large partnership." If an electing large partnership holds a residual certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e). An exception to this tax, otherwise available to a pass-through entity


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


that is furnished with affidavits by record holders of interests in the entity and that does not know the affidavits are false, is not available to an electing large partnership.

         Under the REMIC regulations, a transfer of a "noneconomic residual interest" to a U.S. Person (as defined below in "--Foreign Investors--grantor trust securities and REMIC regular securities") will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC residual security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC residual security is no less than the product of the present value of the "anticipated excess inclusions" with respect to that security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when the liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a REMIC residual security, determined as of the date the security is transferred and based on events that have occurred as of that date and on the prepayment assumption. See "--Discount and Premium" and
"--Taxation   of  Beneficial   Owners  of  REMIC   Residual   Securities--Excess
Inclusions."

         The REMIC regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC residual security has "improper knowledge" (i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC trust). A transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee makes representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a REMIC residual security should consult with their own tax advisors for further information regarding the transfers.

         Reporting and Other Administrative Matters. For purposes of the administrative provisions , each REMIC trust will be treated as a partnership and the beneficial owners of REMIC residual securities will be treated as partners. The trustee will prepare, sign and file federal income tax returns for each REMIC trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the trustee will furnish to each beneficial owner that received a distribution during that year a statement setting forth the portions of any distributions that constitute interest distributions, original issue discount, and any other information required by treasury regulations and, with respect to beneficial owners of REMIC residual securities in a REMIC trust, information necessary to compute the daily portions of the taxable income (or net loss) of the REMIC trust for each day during the year. The trustee will also act as the tax matters partner for each REMIC trust, either in its capacity as a beneficial owner of a REMIC residual security or in a fiduciary capacity. Each beneficial owner of a REMIC residual security, by the acceptance of its REMIC residual security, agrees that the trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

         Each beneficial owner of a REMIC residual security is required to treat items on its return consistently with the treatment on the return of the REMIC trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC trust level.

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


Termination

         In general, no special tax consequences will apply to a beneficial owner of a REMIC regular security upon the termination of a REMIC trust by virtue of the final payment or liquidation of the last mortgage loan remaining in the trust fund. If a beneficial owner of a REMIC residual security's adjusted basis in its REMIC residual security at the time the termination occurs exceeds the amount of cash distributed to the beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC residual security is entitled to a loss equal to the amount of that excess.

DEBT SECURITIES

         With respect to each series of debt securities, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the securities will be classified as debt secured by the related loans. Consequently, the debt securities will not be treated as ownership interests in the loans or the trust. Beneficial owners will be required to report income received with respect to the debt securities in accordance with their normal method of accounting. For additional tax consequences relating to debt securities purchased at a discount or with premium, see "--Discount and Premium," below.

Special Tax Attributes

         As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, debt securities will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in debt securities.

Sale or Exchange

         If a beneficial owner of a debt security sells or exchanges the security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner's adjusted basis in the security. The adjusted basis in the security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the security and reduced by the payments previously received on the security, other than payments of qualified stated interest, and by any amortized premium.

         In general (except as described in "--Discount and Premium--Market Discount," below), except for financial institutions subject to section 582(c), any gain or loss on the sale or exchange of a debt security recognized by an investor who holds the security as a capital asset (within the meaning of section 1221), will be capital gain or loss and will be long-term or short-term depending on whether the security has been held for more than one year.

PARTNERSHIP INTERESTS

         With respect to each series of partnership interests, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a partnership interest will generally be treated as the owner of an interest in the loans.

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Special Tax Attributes

         As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, partnership interests will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in partnership interests.

Taxation of Beneficial Owners of Partnership Interests

         If the trust is treated as a partnership for federal income tax purposes, the trust will not be subject to federal income tax. Instead, each beneficial owner of a partnership interest will be required to separately take into account an allocable share of income, gains, losses, deductions, credits and other tax items of the trust. These partnership allocations are made in accordance with the code, treasury regulations and the partnership agreement (here, the trust agreement and related documents).

         The trust's assets will be the assets of the partnership. The trust's income will consist primarily of interest and finance charges earned on the underlying mortgage loans. The trust's deductions will consist primarily of interest accruing with respect to any indebtedness issued by the trust, servicing and other fees, and losses or deductions upon collection or disposition of the trust's assets.

         The trust could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a partnership interest. (See "Backup Withholding" and "Foreign Investors" below).

         Substantially all of the taxable income allocated to a beneficial owner of a partnership interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to the holder under the code.

         Under section 708 , the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Under the final regulations issued on May 9, 1997 if such a termination occurs, the trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

Sale or Exchange of Partnership Interests

         Generally, capital gain or loss will be recognized on a sale or exchange of partnership interests in an amount equal to the difference between the amount realized and the seller's tax basis in the partnership interests sold. A beneficial owner of a partnership interest's tax basis in a partnership interest will generally equal the beneficial owner's cost increased by the beneficial owner's share of trust income (includible in income) and decreased by any distributions received with respect to the partnership interest. In addition, both the tax basis in the partnership interest and the amount realized on a sale of a partnership interest would take into account the beneficial owner's share of any indebtedness of the trust. A beneficial owner acquiring partnership interests at different prices may be required to maintain a single aggregate adjusted tax basis in the partnership interest, and upon sale or other disposition of some of the partnership interests, allocate a portion of the aggregate tax basis to the partnership interests sold (rather than maintaining a separate tax basis in each partnership interest for purposes of computing gain or loss on a sale of that partnership interest).

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


         Any gain on the sale of a partnership interest attributable to the beneficial owner's share of unrecognized accrued market discount on the assets of the trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a partnership interest is required to recognize an aggregate amount of income over the life of the partnership interest that exceeds the aggregate cash distributions with respect thereto, that excess will generally give rise to a capital loss upon the retirement of the partnership interest. If a beneficial owner sells its partnership interest at a profit or loss, the transferee will have a higher or lower basis in the partnership interests than the transferor had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust files an election under section 754.

Partnership Reporting Matters

         The Owner trustee is required to (i) keep complete and accurate books of the trust, (ii) file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and (iii) report each beneficial owner of a partnership interest's allocable share of items of trust income and expense to beneficial owners and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below and those nominees will be required to forward the information to the beneficial owners of the partnership interests. Generally, beneficial owners of a partnership interests must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the beneficial owner of a partnership interest notifies the IRS of all the inconsistencies.

         Under section 6031, any person that holds partnership interests as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the partnership interests so held. Required information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of the person,
(y) whether the person is a United States person, a tax-exempt entity or a foreign government, and international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) information on partnership interests that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold partnership interests through a nominee are required to furnish directly to the trust information as to themselves and their ownership of partnership interests. A clearing agency registered under section 17A of the Securities Exchange Act of 1934 is not required to furnish any such information statement to the trust. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

         The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a partnership interests, and a beneficial owner of a partnership interest may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of the beneficial owner of a partnership interest's returns and adjustments of items note related to the income and losses of the trust.

FASIT SECURITIES

         If provided in a prospectus supplement, an election will be made to treat the trust as a FASIT within the meaning of section 860L(a). With respect to each series of securities for which an election is made, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the pooling and servicing agreement, the trust will be treated as a FASIT for federal income tax purposes. A trust for which a FASIT election is made will be referred to in this prospectus as a "FASIT trust." The securities of each class will be designated as "regular interests" or "high-yield regular interests" in the FASIT trust except that one separate class will be designated as the "ownership interest" in the FASIT trust. Tfhe prospectus supplement for each series of securities will state whether securities of each class will constitute either a regular interest or a high-yield regular interest (a FASIT regular security) or an ownership interest (a FASIT Ownership security). The opinion  shall  be  attached  on Form 8-K to be filed  with the  securities  and
Exchange Commission within fifteen days after the initial issuance of the securities or filed with the securities and Exchange Commission as a post-effective amendment to the prospectus.

Special Tax Attributes

         FASIT securities held by a real estate investment trust will constitute "real estate assets" within the meaning of sections 856(c)(5)(A) and 856(c)(6) and interest on the FASIT regular securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the FASIT trust and the income thereon would be so treated. FASIT regular securities held by a domestic building and loan association will be treated as "regular interest[s] in a FASIT" under section 7701(a)(19)(C)(xi), but only in the proportion that the FASIT trust holds "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of section 7701(a)(19)(C)(v). If at all times 95% or more of the assets of the FASIT trust or the income thereon qualify for the foregoing treatments, the FASIT regular securities will qualify for the corresponding status in their entirety. For purposes of section 856(c)(5)(A), payments of principal and interest on a mortgage loan that are reinvested pending distribution to holders of FASIT regular securities should qualify for that treatment. FASIT regular securities held by a regulated investment company will not constitute "government securities" within the meaning of section 851(b)(4)(A)(i). FASIT regular securities held by financial institutions will constitute an "evidence of indebtedness" within the meaning of section 582(c)(1).

Taxation of Beneficial Owners of FASIT Regular Securities

         A FASIT trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances as described below. The FASIT regular securities generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount and market discount on a FASIT regular security will be treated as ordinary income to the beneficial owner, and principal payments, other than principal payments that do not exceed accrued market discount, on an FASIT regular security will be treated as a return of capital to the extent of the beneficial owner's basis allocable thereto. Beneficial owners must use the accrual method of accounting with respect to FASIT regular securities, regardless of the method of accounting otherwise used by those beneficial owners. See discussion of "Discount and Premium" below.

         In order for the FASIT trust to qualify as a FASIT, there must be ongoing compliance with the requirements of the code. The FASIT must fulfill an asset test, which requires that substantially all the assets of the FASIT, as of the close of the third calendar month beginning after the "startup day," which for purposes of this discussion is the date of the initial issuance of the FASIT securities, and at all times thereafter, must consist of cash or cash equivalents, debt instruments, other than debt instruments issued by the owner of the FASIT or a related party, and hedges, and contracts to acquire the same, foreclosure property and regular interests in another FASIT or in a REMIC. Based on identical statutory language applicable to REMICs, it appears that the "substantially all" requirement should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT's assets. The FASIT provisions, sections 860H through 860L, also require the FASIT


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ownership  interest and "high-yield  regular interests" to be held only by fully taxable domestic corporations.

         Permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments to be provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is real property acquired by the FASIT in connection with the default or imminent default of a qualified mortgage, provided the sponsor had no knowledge or reason to know as of the date the asset was acquired by the FASIT that a default had occurred or would occur.

         The various interests in a FASIT also must meet additional requirements. All of the interests in a FASIT must be either one or more classes of regular interests or a single class of ownership interest. A regular interest is an interest in a FASIT that is issued on or after the Startup Day with fixed terms, is designated as a regular interest, and (1) unconditionally entitles the holder to receive a specified principal amount (or other similar amount), (2) provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate,
(3) has a stated maturity of not longer than 30 years, (4) has an issue price not greater than 125% of its stated principal amount, and (5) has a yield to maturity not greater than 5 percentage points higher than the related applicable federal rate, as defined in section 1274(d). In order to meet the 30 year maturity requirement, the FASIT regular securities will be retired and replaced, to the extent then-outstanding, with new regular interests on the 30th anniversary of the date of issuance of the FASIT regular securities. A regular interest that is described in the preceding sentence except that if fails to meet one or more of requirements (1), (2) (4) or (5) is a "high-yield regular interest." A high-yield regular interest that fails requirement (2) must consist of a specified, nonvarying portion of the interest payments on the permitted assets, by reference to the REMIC rules. An ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. An interest in a FASIT may be treated as a regular interest even if payments of principal with respect to the interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are dependent on the absence of defaults or delinquencies on permitted assets lower than reasonably expected returns on permitted assets, unanticipated expenses incurred by the FASIT or prepayment interest shortfalls.

         If an entity fails to comply with one or more of the ongoing requirements for status as a FASIT during any taxable year, the code provides that the entity or applicable potion thereof will not be treated as a FASIT thereafter. In this event, any entity that holds mortgage loans and is the obligor with respect to debt obligations with two or more maturities, such as the trust fund, may be treated as a separate association taxable as a corporation, and the FASIT regular securities may be treated as equity interests in that association. The legislative history to the FASIT provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in treasury regulations are met. Loss of FASIT status results in retirement of all regular interests and their reissuance. If the resulting instruments would be treated as equity under general tax principles, cancellation of debt income may result.

Taxes on a FASIT Trust

         Income  from  "prohibited  transactions"  by a FASIT are taxable to the holder of the ownership interest in a FASIT at a 100% rate. Prohibited transactions generally include (1) the disposition of a permitted asset other than for (a) foreclosure, default, or imminent default of a qualified mortgage,
(b) bankruptcy or insolvency of the FASIT, (c) a qualified (complete) liquidation, (d) substitution for another


                                       57


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permitted debt  instrument or  distribution of the debt instrument to the holder of the ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain, or the reduction of a loss, on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT or (e) the retirement of a class of FASIT regular interests; (2) the receipt of income from nonpermitted assets; (3) the receipt of compensation for services; or (4) the receipt of any income derived from a loan originated by the FASIT. It is unclear the extent to which tax on these transactions could be collected from the FASIT trust directly under the applicable statutes rather than from the holder of the FASIT residual security.

         DUE TO THE COMPLEXITY OF THESE RULES, THE ABSENCE OF TREASURY REGULATIONS AND THE CURRENT UNCERTAINTY AS TO THE MANNER TO THEIR APPLICATION TO THE TRUST AND TO HOLDERS OF FASIT SECURITIES, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THEIR ACQUISITION OWNERSHIP AND DISPOSITION OF THE FASIT REGULAR SECURITIES.

DISCOUNT AND PREMIUM

         A security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all grantor trust strip securities and some grantor trust fractional interest securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286. In very general terms, (1) original issue discount is treated as a form of interest and must be included in a beneficial owner's income as it accrues (regardless of the beneficial owner's regular method of accounting) using a constant yield method;
(2) market discount is treated as ordinary income and must be included in a beneficial owner's income as principal payments are made on the security (or upon a sale of a security); and (3) if a beneficial owner so elects, premium may be amortized over the life of the security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

Original Issue Discount

         In general, a security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a security is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first remittance period and the settlement date. The stated redemption price at maturity of a security that has a notional principal amount or receives principal only or that is or may be an accrual security is equal to the sum of all distributions to be made under the security. The stated redemption price at maturity of any other security is its stated principal amount, plus an amount equal to the excess, if any, of the interest payable on the first distribution date over the interest that accrues for the period from the settlement date to the first distribution date.

         Notwithstanding the general definition, original issue discount will be treated as zero if the discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (1) the number of complete years (rounding down for partial years) from the settlement date until the date on which each distribution is expected to be made under the assumption that the mortgage loans prepay at the rate specified in the prospectus supplement by (2) a fraction, the numerator of which is the amount of the distribution and the denominator of which is the security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

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


         Section 1272(a)(6) contains special original issue discount rules directly applicable to REMIC securities and debt securities. The Taxpayer Relief Act of 1997 extends application of section 1272(a)(6) to the grantor trust securities for tax years beginning after August 5, 1997. Under these rules, (1) the amount and rate of accrual of original issue discount on each series of securities will be based on (x) the prepayment assumption, and (y) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains equal to the value of that rate on the settlement date, and (2) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the prepayment assumption.

         Section 1272(a)(6)(B)(iii) requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in treasury regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The sponsor anticipates that the prepayment assumption for each series of securities will be consistent with this standard. The sponsor makes no representation, however, that the mortgage loans for a given series will prepay at the rate reflected in the prepayment assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the securities.

         Each beneficial owner must include in gross income the sum of the "daily portions" of original issue discount on its security for each day during its taxable year on which it held the security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." The trustee will supply, at the time and in the manner required by the IRS, to beneficial owners, brokers and middlemen information with respect to the original issue discount accruing on the securities. The trustee will report original issue discount based on accrual periods of no longer than one year either (1) beginning on a distribution date or, in the case of the first accrual period, the settlement date, and ending on the day before the next distribution date or
(2) beginning on the next day following a distribution date and ending on the next distribution date.

         Under section 1272(a)(6), the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (1) the sum of (A) the present values of all the distributions remaining to be made on the security, if any, as of the end of the accrual period and (B) the distribution made on the security during the accrual period of amounts included in the stated redemption price at maturity, over (2) the adjusted issue price of the security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on (1) the yield to maturity of the security, calculated as of the settlement date, giving effect to the prepayment assumption, (2) events
(including actual prepayments) that have occurred prior to the end of the accrual period, (3) the prepayment assumption, and (4) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains the same as its value on the settlement date over the entire life of the security. The adjusted issue price of a security at any time will equal the issue price of the security, increased by the aggregate amount of previously accrued original issue discount with respect to that security, and reduced by the amount of any distributions made on the security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

         In the case of grantor trust strip securities and some REMIC securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of the negative amounts. The legislative history to section 1272(a)(6) indicates that the negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Beneficial owners of the securities should consult their own tax advisors concerning the treatment of negative accruals.

         A subsequent purchaser of a security that purchases the security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds the security, the daily portion of original issue discount with respect to that security, but reduced, if the cost of the security to the purchaser exceeds its adjusted issue price, by an amount equal to the product of (1) the daily portion and (2) a constant fraction, the numerator of which is the excess and the denominator of which is the sum of the daily portions of original issue discount on the security for all days on or after the day of purchase.

Market Discount

         A beneficial owner that purchases a security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of the security, or, in the case of a security with original issue discount, its adjusted issue price, will be required to allocate each principal distribution first to accrued market discount on the security, and recognize ordinary income to the extent that the distribution does not exceed the aggregate amount of accrued market discount on the security not previously included in income. With respect to securities that have unaccrued original issue discount, the market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a security at a market discount may also be required to defer the deduction of all or a portion of the interest on the indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a security may be treated as accruing either
(1) under a constant yield method or (2) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the security, in any case taking into account the prepayment assumption. The trustee will make available, as required by the IRS, to beneficial owners of securities information necessary to compute the accrual of market discount.

         Notwithstanding the above rules, market discount on a security will be considered to be zero if that discount is less than 0.25% of the remaining stated redemption price at maturity of the security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments, including prepayments, prior to the date of acquisition of the security by the subsequent purchaser. If market discount on a security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to that distribution will be recognized.

Securities Purchased at a Premium

         A purchaser of a security that purchases the security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased that "premium security" at a premium. The purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2), to treat the premium as an "amortizable bond premium." If a beneficial owner makes that election, the amount of any interest payment that must be included in the beneficial owner's income for each period ending on a distribution date will be reduced by the portion of the premium allocable to each period based on the plan's yield to maturity. The premium amortization should be made using constant yield principles. If the election is made by the beneficial owner, the election will also apply to all bonds the interest on which is not excludible from gross income held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all the fully taxable bonds


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


thereafter acquired by it, and is irrevocable without the consent of the IRS. If the election is not made, (1) the beneficial owner must include the full amount of each interest payment in income as it accrues, and (2) the premium must be allocated to the principal distributions on the plan and, when each principal distribution is received, a loss equal to the premium allocated to that distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the plan.

         Some securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding some securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that a security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In that event, section 1272(a)(6) would govern the accrual of the original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2). Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of these securities, the trustee intends to furnish tax information to beneficial owners of the securities in accordance with the rules described in the preceding paragraph.

Special Election

         For any security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all "interest" that accrues on the security by using a constant yield method. For purposes of the election, the term
"interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

BACKUP WITHHOLDING

         Distributions of interest and principal, as well as distributions of proceeds from the sale of securities, may be subject to the "backup withholding tax" under section 3406 at a rate of 31% if recipients of the distributions fail to furnish to the payor information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against that recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

         The Internal Revenue Service recently issued final withholding regulations, that change the rules relating to presumptions currently available relating to information reporting and backup withholding. The withholding regulations would provide alternative methods of satisfying the beneficial ownership certification requirement. The withholding regulations are effective January 1, 2001, although valid withholding certificates that are held on December 31, 2000 remain valid until the earlier of December 31, 2001 or the due date of expiration of the certificate under the rules as currently in effect.

FOREIGN INVESTORS

         The withholding regulations would require, in the case of securities held by a foreign partnership, that (x) the certification described above be provided by the partners rather than by the foreign partnership and (y) the partnership provide information, including a United States taxpayer identification number. See "--Backup Withholding" above. A look-through rule would apply in the case of tiered partnerships.


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


Non-U.S. Persons should consult their own tax advisors regarding the application to them of the withholding regulations.

Grantor Trust Securities and REMIC Regular Securities

         Distributions made on a grantor trust security, Debt security or a REMIC regular security to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable provided (a) the beneficial owner is not subject to U.S. tax as a result of a connection to the United States other than ownership of the security, (b) the beneficial owner signs a statement under penalties of perjury that certifies that the beneficial owner is not a U.S. Person, and provides the name and address of that beneficial owner, and (c) the last U.S. Person in the chain of payment to the beneficial owner receives a statement from the beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that the statement is false. Beneficial owners should be aware that the IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC residual securities of any REMIC trust, or to a beneficial owner that is a "controlled foreign corporation" described in section 881(c)(3)(C).

REMIC Residual Securities and FASIT Ownership Securities

         Amounts distributed to a beneficial owner of a REMIC residual security that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30%, or lower treaty rate, withholding tax on income that is not effectively connected with a U.S. trade or business. Temporary treasury regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC residual security or a FASIT ownership security to a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding tax, subject to the same conditions applicable to distributions on grantor trust securities, debt securities and REMIC regular securities, as described above, but only to the extent that the obligations directly underlying the REMIC or FASIT trust that issued the REMIC residual security or FASIT ownership security, e.g., mortgage loans or regular interests in another REMIC or FASIT, were issued after July 18, 1984. In no case will any portion of REMIC or FASIT income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "--REMIC Securities--Taxation of Beneficial Owners of REMIC residual securities--Excess Inclusions."

Partnership Interests

         Depending upon the particular terms of the trust agreement and servicing agreement, a trust may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons. If the trust is considered to be engaged in a trade or business in the United States for those purposes and the trust is treated as a partnership, the income of the trust distributable to a non-U.S. person would be subject to federal withholding tax. Also, in those cases, a non-U.S. beneficial owner of a partnership interest that is a corporation may be subject to the branch profits tax. If the trust is notified that a beneficial owner of a partnership interest is a foreign person, the trust may withhold as if it were engaged in a trade or business in the United States in order to protect the trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the trust was not in a U.S. trade or business.

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


FASIT Regular Securities

         "High-yield" FASIT regular securities may not be sold to or beneficially owned by non-U.S. Persons. Any such purported transfer will be null and void and, upon the trustee's discovery of any purported transfer in violation of this requirement, the last preceding owner of the high-yield FASIT regular securities will be restored to ownership thereof as completely as possible. The last preceding owner will, in any event, be taxable on all income with respect to the high-yield FASIT regular securities for federal income tax purposes. The pooling and servicing agreement will provide that, as a condition to transfer of a high-yield FASIT regular security, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.

                              ERISA CONSIDERATIONS

         Section 406 of ERISA and section 4975 of the Internal Revenue Code prohibit a "plan," which is a pension, profit sharing or other employee benefit plan and individual retirement arrangements from engaging in transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Internal Revenue Code with respect to the plan, unless a statutory or administrative exemption applies to the transaction. ERISA and the Internal Revenue Code also prohibit generally actions involving conflicts of interest by persons who are fiduciaries of those plans or arrangements. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Internal Revenue Code for those persons. In addition, investments by plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan. Employee benefit plans that are governmental plans, as defined in Section 3(32) of ERISA, and church plans, as defined in section 3(33) of ERISA, are not subject to ERISA requirements. Accordingly, assets of these plans may be invested in securities without regard to the ERISA considerations discussed below, subject to the provisions of other applicable federal, state and local law. Any plan which is qualified and exempt from taxation under section 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules of section 503 of the Internal Revenue Code.

         Transactions involving the trust might be deemed to constitute prohibited transactions under ERISA and the Internal Revenue Code with respect to a plan, including an individual retirement arrangement, that purchased securities. Therefore, in the absence of an exemption, the purchase, sale or holding of a security by a plan, including individual retirement arrangements, subject to section 406 of ERISA or section 4975 of the Internal Revenue Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

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


CERTIFICATES

         The Department of Labor has issued to various underwriters individual prohibited transaction exemptions, which generally exempt from the application of the prohibited transaction provisions of section 406(a), 406(b)(1), 406(b)(2) and 407(a) of ERISA and the excise taxes imposed by sections 4975(a) and (b) of the Internal Revenue Code, transactions with respect to the initial purchase, the holding and the subsequent resale by plans of certificates in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of the underwriter exemptions. The underwriter exemptions will only be available for securities that are certificates.

         Among  the  conditions   that  must  be  satisfied  in  order  for  the
underwriter exemptions to apply to offered certificates are the following:

         o the acquisition of the certificates by a plan is on terms, including the price for the certificates, that are at least as favorable to the plan as they would be in an arm's-length transaction with an unrelated party;

         o the rights and interests evidenced by the certificates acquired by the plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

         o the certificates acquired by the plan have received a rating at the time of the acquisition that is one of the three highest generic rating categories from Standard & Poor's, Moody's Investors Service, Duff & Phelps Credit Rating Co. or Fitch Investors Service;

         o the trustee is not an affiliate of any other member of the restricted group, as defined below)

         o the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the originators and the sponsor in exchange for the assignment of the loans to the trust estate represents not more than the fair market value of the loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for that person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses;

         o     the  plan  investing  in  the   certificates  is  an  "accredited
               investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933; and

         o in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or pooling and servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the certificates being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

         The trust estate must also meet the following requirements:

         o the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

         o certificates in the other investment pools must have been rated in one of the three highest rating categories of Standard & Poor's, Moody's Investors Service, Fitch Investors Service or Duff & Phelps Credit Rating Co. for at least one year prior to the plan's acquisition of certificates; and

         o certificates evidencing interests in other investment pools must have been purchased by investors other than plans for at least one year prior to the plan's acquisition of certificates.

         Moreover, the underwriter exemptions provide relief from self-dealing/conflict of interest prohibited transactions that may occur when the plan fiduciary causes a plan to acquire certificates in a trust in which the fiduciary, or its affiliate, is an obligor on the receivables held in the trust; although, among other requirements, (1) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the restricted group; (2) the fiduciary, or its affiliate, is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (3) the plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (4) immediately after the acquisition, no more than twenty-five percent of the assets of the plan with respect to which the person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The underwriter exemptions do not apply to plans sponsored by the "restricted group," which is the sponsor, the underwriters, the trustee, any servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of the parties.

         In addition to the underwriter exemptions, the Department of Labor has issued Prohibited Transaction Class Exemption ("PTCE") 83-1 which provides an exemption for transactions involving the sale or exchange of residential mortgage pool pass-through certificates by plans and for transactions in connection with the servicing and operation of the mortgage pool.

NOTES

         The underwriter exemptions will not be available for securities that are notes. Under the "plan assets regulation" issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a plan for the purposes of ERISA and the Internal Revenue Code only if the plan acquired an equity interest in the trust and none of the exceptions contained in the plan assets regulation were applicable. An "equity interest" is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Accordingly, if the notes are treated as having substantial equity features, the purchase, holding and resale of the notes could result in a transaction that is prohibited under ERISA or the Internal Revenue Code. If the notes are treated as indebtedness without substantial equity features, the trust's assets would not be deemed assets of a plan. However, in that case, the acquisition or holding of the notes by or on behalf of a plan could nevertheless give rise to a prohibited transaction, if the acquisition and holding of notes by or on behalf of a plan was deemed to be a prohibited loan to a party in interest with respect to the plan. Exemptions from the prohibited transaction rules could be applicable to the purchase and holding of notes by a plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire the notes. Included among these exemptions are: PTCE 84-14, regarding transactions effected by "qualified professional asset managers"; PTCE 90-1, regarding transactions entered into by insurance company pooled separate accounts; PTCE 91-38, regarding transactions entered into by bank collective investment funds; PTCE 95-60, regarding transactions entered into by insurance company general accounts; and PTCE 96-23, regarding transactions effected by "in-house asset managers". Each purchaser and each transferee of a note that is treated as debt for purposes of the plan assets regulation may be required to represent and warrant that its purchase and holding of the note will be covered by one of the exemptions listed above or by another Department of Labor class exemption.

CONSULTATION WITH COUNSEL

         The prospectus supplement for each series of securities will provide further information which plans should consider before purchasing the offered securities. A plan fiduciary considering the purchase of securities should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio. The sale of securities to a plan is in no respect a representation by the sponsor or the underwriters that this investment meets all relevant requirements with respect to investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

         In John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), the United States Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes.

                                LEGAL INVESTMENT

         The related prospectus supplement will describe whether or not the securities will constitute "mortgage-related securities" within the meaning of SMMEA. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them.

                              AVAILABLE INFORMATION

         The sponsor has filed a registration statement with respect to the securities with the Securities and Exchange Commission. This prospectus, which forms a part of the registration statement, and the prospectus supplement relating to each series of securities contain summaries of the material terms of the agreements, but do not contain all of the information in the registration statement. For further information, reference is made to the registration statement and its exhibits. The registration statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549, and at its Regional Office located as follows, Midwest Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, New York, New York 10048. In addition, the Securities and Exchange Commission maintains a World Wide Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the sponsor, that file electronically with the Securities and Exchange Commission.

         Each trust fund will be required to file reports with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934. The sponsor intends to cause each trust fund to suspend filing the reports if and when the reports are no longer required under said act.

         No person has been authorized to give any information or to make any representation other than those contained in this prospectus and any prospectus supplement and you must not rely upon such information or representations. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities offered hereby and thereby nor an offer of the securities to any person in any state or other jurisdiction in which that offer would be unlawful. You should not assume that information in this prospectus is correct as of any time subsequent to its date.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         All documents that we subsequently file with the Securities and Exchange Commission under section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, after the date of this prospectus shall be incorporated by reference in this prospectus and be a part of this prospectus. Any statement contained in a document incorporated by reference shall be modified or superseded if a statement contained in this prospectus, the prospectus supplement or in any other document subsequently incorporated by reference modifies or replaces that statement.

         The sponsor will provide without charge, on request of each person to whom this prospectus is delivered, a copy of any of the documents that are incorporated by reference in this prospectus. Requests should be directed to the sponsor at One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288-0630, telephone no. (704) 374- 4868.

                              PLAN OF DISTRIBUTION

         The sponsor may offer each series of securities through First Union Securities, Inc. or one or more other firms that may be designated at the time of each offering of the securities. The participation of First Union in any offering will comply with Schedule E to the bylaws of the National Association of Securities Dealers, Inc. The prospectus supplement will describe the specific terms of the offering of the series and of each class within the series, the names of the underwriters, the purchase price of the securities, the proceeds to the sponsor from the sale, any securities exchange on which the securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to dealers. The place and time of delivery of each series will be stated in the prospectus supplement. First Union is an affiliate of the sponsor.

                                  LEGAL MATTERS

         Dewey Ballantine LLP, New York, New York, or any other counsel identified in the prospectus supplement, will pass upon legal matters for the sponsor.

                              FINANCIAL INFORMATION

         The sponsor has determined that its financial statements are not material to the offering made hereby.

         A new trust will be formed to own the primary assets and to issue each series of securities. Each new trust will have no assets or obligations prior to the issuance of the securities and will not engage in any activities other than those described in this prospectus. Accordingly, no financial statements with respect to the trusts will be included in this prospectus or any prospectus supplement.

         A prospectus supplement and the related Form 8-K may contain financial statements of any credit enhancer.

- ------------------------------------------------------------------------------


                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2000-2


                             NOVASTAR MORTGAGE, INC.
                               SELLER AND SERVICER


                      RESIDENTIAL ASSET FUNDING CORPORATION
                                    DEPOSITOR


                                  $334,220,000

                           ASSET-BACKED CERTIFICATES,
                                  SERIES 2000-2


                               ------------------

                              Prospectus Supplement

                               ------------------


                          FIRST UNION SECURITIES, INC.


                               ------------------

We suggest that you rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the securities offered hereby in any state where the offer is not permitted.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the securities offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.

                                     [LOGO]

                                  $161,840,000
                                  (APPROXIMATE)

                        CREDIT-BASED ASSET SERVICING AND
                               SECURITIZATION LLC
                                     SELLER

                            LITTON LOAN SERVICING LP
                                    SERVICER

                      RESIDENTIAL ASSET FUNDING CORPORATION
                                    DEPOSITOR

        C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4

                               ------------------

                              PROSPECTUS SUPPLEMENT

                               ------------------

FIRST UNION SECURITIES, INC.                            BEAR, STEARNS & CO. INC.


     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB4 in any state where the offer is not permitted.

     We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB4 and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2000-CB4 will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.



                                December 7, 2000